UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07456

Name of Fund: BlackRock Senior High Income Fund, Inc. (ARK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Senior High

            Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2014

Date of reporting period: 08/31/2013

Item 1 – Report to Stockholders

AUGUST 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Senior High Income Fund, Inc. (ARK)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Dear Shareholder

Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Financial markets rallied last fall after the European Central Bank and the US Federal Reserve announced aggressive monetary stimulus programs, substantially increasing global liquidity. But markets weakened later in the year amid slowing global trade as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at risk for recession.

The worst of the fiscal cliff was averted with a last-minute tax deal, allowing markets to get off to a good start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies coupled with the absence of negative headlines from Europe created an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy and a severe banking crisis in Cyprus, while a poor outlook for European economies also dampened sentiment for overseas investment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, equity markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the extreme level of volatility in interest rates. Improving economic data and a positive outlook for corporate earnings helped financial markets regain strength in July, with major US equity indices hitting new record highs. However, markets slumped again in August as investors became more wary amid a number of unknowns. Mixed economic data spurred heightened uncertainty about the future of global growth and investors grew anxious about the timing and extent to which the US Federal Reserve would scale back on its asset-purchase program. Meanwhile, escalating political turmoil in Egypt and Syria renewed concerns about the impact of the broader issue of growing unrest in many countries across the Middle East-North Africa region.

On the whole, developed market equities generated strong returns for the 6- and 12-month periods ended August 31, 2013. Emerging markets, in contrast, suffered the impact of slowing growth and concerns about a shrinking global money supply. Extraordinary levels of interest rate volatility in the latter part of the period resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. Conversely, high yield bonds posted gains as the sector continued to benefit from investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Markets remain volatile, and investors continue to face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	18.70%
US small cap equities (Russell 2000® Index)	11.73	26.27
International equities (MSCI Europe, Australasia, Far East Index)	3.71	18.66
Emerging market equities (MSCI Emerging Markets Index)	(10.29)	0.54
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.10)	(7.51)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.61)	(2.47)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(5.99)	(3.74)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.84	7.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2013	BlackRock Corporate High Yield Fund, Inc.

Fund Overview

BlackRock Corporate High Yield Fund, Inc.’s (COY) (the “Fund”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Corporation (“S&P’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or are unrated securities considered by BlackRock to be of comparable quality. As a secondary objective, the Fund also seeks to provide shareholders with capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets in high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and corporate loans, which are below investment grade quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 5, 2013, the Board of the Fund approved the reorganization of the Fund with BlackRock Corporate High Yield Fund VI, Inc., with BlackRock Corporate High Yield Fund VI, Inc. continuing as the surviving fund after the reorganization. On October 11, 2013, the shareholders of the Fund and BlackRock Corporate High Yield Fund VI, Inc. approved the reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2013, the Fund returned (10.76)% based on market price and 2.53% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (6.67)% based on market price and 1.46% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund benefited from a tactical allocation to equities, which rallied during the period. In fixed income, selection in the automotive, technology and consumer service industries boosted results. Exposure to senior secured floating rate loan interests (bank loans) also aided performance as the asset class outperformed high yield bonds for the six-month period.

•	Detracting from performance was the Fund’s exposure to issuers in the independent energy, electric and banking industries.

Describe recent portfolio activity.

•

The Fund actively managed risk throughout the period. The Fund began the period with a riskier stance, but gradually reduced risk in the early months of the period by taking advantage of market strength to sell its higher-beta holdings (securities with greater sensitivity to market movements). However, the Fund scaled back its risk exposure more aggressively when financial markets began to correct in mid-May.

•

The Fund’s focus on income-oriented credits with strong asset bases and good earnings visibility remained paramount to its investment selection process. While continuing to find value within credit sectors, during the period, the Fund tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Given upward pressure on interest rates in the latter part of the period, the Fund reduced duration (sensitivity to interest rate movements) in its credit allocation. The Fund added to positions in floating rate loan interests as a means of lowering the Fund’s duration profile and hedging against the risk of further interest rate volatility. Over the six-month period, the Fund increased exposure to the technology and building materials industries, while decreasing risk within metals and chemicals.

Describe portfolio positioning at period end.

•

At period end, the Fund held 77% of its total portfolio in corporate bonds, 14% in floating rate loan interests and 7% in common stocks, with the remainder invested in preferred securities. The Fund’s highest-conviction holdings included HD Supply, Inc. (building materials), Caesars Entertainment Corp. (gaming) and Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. (electric). The Fund held limited exposure to segments with minimal cash flow visibility and/or challenged industry dynamics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	AUGUST 31, 2013

BlackRock Corporate High Yield Fund, Inc.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	COY
Initial Offering Date	June 25, 1993
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($6.89)[1]	8.62%
Current Monthly Distribution per Common Share[2]	$0.0495
Current Annualized Distribution per Common Share[2]	$0.5940
Economic Leverage as of August 31, 2013[3]	29%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/13	2/28/13	Change	High	Low
Market Price	$6.89	$8.04	(14.30)%	$8.39	$6.74
Net Asset Value	$7.64	$7.76	(1.55)%	$8.07	$7.44

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/13	2/28/13
Corporate Bonds	77%	75%
Floating Rate Loan Interests	14	17
Common Stocks	7	7
Preferred Securities	2	1

Credit Quality Allocation[4]	8/31/13	2/28/13
BBB/Baa	4%	6%
BB/Ba	31	36
B	52	46
CCC/Caa	11	10
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	5

Fund Summary as of August 31, 2013	BlackRock Corporate High Yield Fund III, Inc.

Fund Overview

BlackRock Corporate High Yield Fund III, Inc.’s (CYE) (the “Fund”) primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. The Fund’s secondary investment objective is to provide capital appreciation. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On June 5, 2013, the Board of the Fund approved the reorganization of the Fund with BlackRock Corporate High Yield Fund VI, Inc., with BlackRock Corporate High Yield Fund VI, Inc. continuing as the surviving fund after the reorganization. On October 11, 2013, the shareholders of the Fund and BlackRock Corporate High Yield Fund VI, Inc. approved the reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2013, the Fund returned (7.95)% based on market price and 2.61% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (6.67)% based on market price and 1.46% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Fund benefited from a tactical allocation to equities, which rallied during the period. In fixed income, selection in the automotive, technology and consumer service industries boosted results. Exposure to senior secured floating rate loan interests (bank loans) also aided performance as the asset class outperformed high yield bonds for the six-month period.

•	Detracting from performance was the Fund’s exposure to issuers in the independent energy, electric and chemicals industries.

Describe recent portfolio activity.

•

The Fund actively managed risk throughout the period. The Fund began the period with a riskier stance, but gradually reduced risk in the early months of the period by taking advantage of market strength to sell its higher-beta holdings (securities with greater sensitivity to market movements). However, the Fund scaled back its risk exposure more aggressively when financial markets began to correct in mid-May.

•

The Fund’s focus on income-oriented credits with strong asset bases and good earnings visibility remained paramount to its investment selection process. While continuing to find value within credit sectors, during the period, the Fund tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Given upward pressure on interest rates in the latter part of the period, the Fund reduced duration (sensitivity to interest rate movements) in its credit allocation. The Fund added to positions in floating rate loan interests as a means of lowering the Fund’s duration profile and hedging against the risk of further interest rate volatility. Over the six-month period, the Fund increased exposure to the technology and building materials industries, while decreasing risk within metals and chemicals.

Describe portfolio positioning at period end.

•

At period end, the Fund held 76% of its total portfolio in corporate bonds, 14% in floating rate loan interests and 7% in common stocks, with the remainder invested in preferred securities and asset-backed securities. The Fund’s highest-conviction holdings included HD Supply, Inc. (building materials), Caesars Entertainment Corp. (gaming) and Level 3 Financing, Inc. (wirelines). The Fund held limited exposure to segments with minimal cash flow visibility and/or challenged industry dynamics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	AUGUST 31, 2013

BlackRock Corporate High Yield Fund III, Inc.

Fund Information

Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($6.97)[1]	8.69%
Current Monthly Distribution per Common Share[2]	$0.0505
Current Annualized Distribution per Common Share[2]	$0.6060
Economic Leverage as of August 31, 2013[3]	29%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/13	2/28/13	Change	High	Low
Market Price	$6.97	$7.89	(11.66)%	$8.07	$6.85
Net Asset Value	$7.76	$7.88	(1.52)%	$8.20	$7.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/13	2/28/13
Corporate Bonds	76%	73%
Floating Rate Loan Interests	14	19
Common Stocks	7	6
Preferred Securities	2	2
Asset-Backed Securities	1	—

Credit Quality Allocation[4]	8/31/13	2/28/13
A	—	1%
BBB/Baa	4%	5
BB/Ba	31	36
B	51	45
CCC/Caa	12	10
Not Rated	2	3

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	7

Fund Summary as of August 31, 2013	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On July 19, 2013, the Board of the Fund approved the reorganization of the Fund with each of BlackRock Senior High Income Fund, Inc. and BlackRock Strategic Bond Trust, with the Fund continuing as the surviving fund after the reorganizations. On October 25, 2013, the shareholders of the Fund, BlackRock Senior High Income Fund, Inc. and BlackRock Strategic Bond Trust approved their respective reorganizations, which is expected to be completed in late 2013. In connection with the Funds’ reorganizations, the Board of the Fund also approved an increase in the amount of the Fund’s authorized shares by 200 million shares.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2013, the Fund returned (8.31)% based on market price and 2.37% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (6.67)% based on market price and 1.46% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Fund benefited from a tactical allocation to equities, which rallied during the period. In fixed income, selection in the chemicals, gaming and consumer service industries boosted results.

•

Detracting from performance was the Fund’s exposure to issuers in the independent energy, electric and wireless industries. Within floating rate loan interests (bank loans), holding limited exposure to lower-quality assets resulted in an opportunity cost to the Fund as this segment of the market outperformed higher-quality issues.

Describe recent portfolio activity.

•

Fund management continued to maintain a positive view on high yield and bank loan assets overall, while remaining focused on income-oriented credits with strong asset bases and good earnings visibility. Within the bank loan space, the Fund continued to prefer higher-quality, more liquid assets with attractive coupon rates. In high yield bonds, the Fund remained anchored in companies with more stable cash flows, but allowed some risk in companies with positive growth catalysts. Additionally, the Fund continued to find value in select equity and equity-like investments that provide upside potential to enhance total return. Over the six-month period, the Fund increased exposure to the technology and automotive industries, while decreasing risk within independent energy.

Describe portfolio positioning at period end.

•

At period end, the Fund held 54% of its total portfolio in floating rate loan interests, 42% in corporate bonds, with the remainder invested in asset-backed securities and common stocks. The Fund’s highest-conviction holdings included HD Supply, Inc. (building materials), Federal-Mogul Corp. (automotive) and Level 3 Financing, Inc. (wirelines).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	AUGUST 31, 2013

BlackRock Debt Strategies Fund, Inc.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($3.94)[1]	7.61%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Economic Leverage as of August 31, 2013[3]	28%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/13	2/28/13	Change	High	Low
Market Price	$3.94	$4.46	(11.66)%	$4.65	$3.85
Net Asset Value	$4.32	$4.38	(1.37)%	$4.51	$4.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/13	2/28/13
Floating Rate Loan Interests	54%	53%
Corporate Bonds	42	41
Asset-Backed Securities	2	3
Common Stocks	2	2
Other Interests	—	1

Credit Quality Allocation[4]	8/31/13	2/28/13
A	1%	1%
BBB/Baa	3	6
BB/Ba	29	34
B	53	45
CCC/Caa	10	10
Not Rated	4	4

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	9

Fund Summary as of August 31, 2013	BlackRock Senior High Income Fund, Inc.

Fund Overview

BlackRock Senior High Income Fund, Inc.’s (ARK) (the “Fund”) investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On July 19, 2013, the Board of the Fund approved the reorganization of the Fund with BlackRock Debt Strategies Fund, Inc., with BlackRock Debt Strategies Fund, Inc. continuing as the surviving fund after the reorganization. On October 25, 2013, the shareholders of the Fund and BlackRock Debt Strategies Fund, Inc. approved the reorganization, which is expected to be completed in late 2013.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2013, the Fund returned (6.93)% based on market price and 1.91% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (6.67)% based on market price and 1.46% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Fund benefited from a tactical allocation to equities, which rallied during the period. In fixed income, selection in the chemicals, metals and healthcare industries boosted results.

•

Detracting from performance was the Fund’s exposure to issuers in the media non cable, electric and wireless industries. Within floating rate loan interests (bank loans), holding limited exposure to lower-quality assets resulted in an opportunity cost to the Fund as this segment of the market outperformed higher-quality issues.

Describe recent portfolio activity.

•

Fund management continued to maintain a positive view on high yield and bank loan assets overall, while remaining focused on income-oriented credits with strong asset bases and good earnings visibility. Within the bank loan space, the Fund continued to prefer higher-quality, more liquid assets with attractive coupon rates. In high yield bonds, the Fund remained anchored in companies with more stable cash flows, but allowed some risk in companies with positive growth catalysts. Additionally, the Fund continued to find value in select equity and equity-like investments that provide upside potential to enhance total return. Over the six-month period, the Fund increased exposure to the consumer services and food & beverage industries, while decreasing risk within independent energy.

Describe portfolio positioning at period end.

•

At period end, the Fund held 56% of its total portfolio in floating rate loan interests, 40% in corporate bonds, with the remainder invested in asset-backed securities, common stocks and preferred securities. The Fund’s highest-conviction holdings included HD Supply, Inc. (building materials), Intelsat Jackson Holdings SA (media non cable) and Level 3 Financing, Inc. (wirelines).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	AUGUST 31, 2013

BlackRock Senior High Income Fund, Inc.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($3.90)[1]	7.38%
Current Monthly Distribution per Common Share[2]	$0.024
Current Annualized Distribution per Common Share[2]	$0.288
Economic Leverage as of August 31, 2013[3]	26%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 12.

Market Price and Net Asset Value Per Share Summary

	8/31/13	2/28/13	Change	High	Low
Market Price	$3.90	$4.34	(10.14)%	$4.78	$3.84
Net Asset Value	$4.28	$4.35	(1.61)%	$4.47	$4.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/13	2/28/13
Floating Rate Loan Interests	56%	54%
Corporate Bonds	40	42
Asset-Backed Securities	2	3
Common Stocks	1	1
Preferred Securities	1	—

Credit Quality Allocation[4]	8/31/13	2/28/13
A	1%	1%
BBB/Baa	3	7
BB/Ba	35	37
B	56	51
CCC/Caa	1	1
Not Rated	4	3

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of August 31, 2013, the Funds had aggregate economic leverage from borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
COY	29%
CYE	29%
DSU	28%
ARK	26%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

12	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments August 31, 2013 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ALM Loan Funding (a)(b)(c):
Series 2013-7R2A, Class B, 2.86%, 4/24/24	USD	375	$358,126
Series 2013-7RA, Class C, 3.71%, 4/24/24		1,000	943,800
Series 2013-7RA, Class D, 5.26%, 4/24/24		450	413,325
Total Asset-Backed Securities — 0.6%			1,715,251

Common Stocks		Shares
Auto Components — 0.8%
Dana Holding Corp.		5,718	119,849
Delphi Automotive PLC		8,200	451,164
The Goodyear Tire & Rubber Co. (d)		77,979	1,568,938

			2,139,951
Automobiles — 1.5%
General Motors Co. (d)		115,397	3,932,730
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (d)		6,540	76,191
Capital Markets — 1.9%
American Capital Ltd. (d)		341,246	4,258,750
E*Trade Financial Corp. (d)		44,900	630,396
Uranium Participation Corp. (d)		33,680	155,402

			5,044,548
Chemicals — 0.4%
Advanced Emissions Solutions, Inc. (d)		6,170	240,938
Huntsman Corp.		42,200	738,500

			979,438
Communications Equipment — 0.3%
Loral Space & Communications Ltd.		11,463	757,819
Containers & Packaging — 0.0%
Smurfit Kappa Group PLC		3,634	73,910
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd. (d)		269,089,036	1,358,900
Diversified Telecommunication Services — 0.3%
Broadview Networks Holdings, Inc. (d)		32,500	204,750
Level 3 Communications, Inc. (d)		20,920	467,771

			672,521
Electrical Equipment — 0.0%
Medis Technologies Ltd. (d)		67,974	1
Energy Equipment & Services — 0.8%
Laricina Energy Ltd. (d)		35,294	1,185,514
Osum Oil Sands Corp. (d)		74,000	890,135

			2,075,649
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Corp. (d)		45,393	974,588
Common Stocks		Shares	Value
Hotels, Restaurants & Leisure (concluded)
Pinnacle Entertainment, Inc. (d)		8,176	$193,608
Travelport LLC (d)(e)		895,979	792,941

			1,961,137
Insurance — 0.7%
American International Group, Inc. (d)		40,002	1,858,493
Media — 0.2%
Cablevision Systems Corp., Class A		30,253	536,386
Clear Channel Outdoor Holdings, Inc., Class A (d)		8,934	67,541

			603,927
Metals & Mining — 0.1%
African Minerals Ltd. (d)		40,400	119,284
Peninsula Energy Ltd. (d)		6,975,317	160,145

			279,429
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (d)		180,300	19,257
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (d)		146,558	403,511
Ainsworth Lumber Co. Ltd. (a)(d)		41,686	120,889
NewPage Corp. (d)		7,740	619,200
Western Forest Products, Inc. (d)		147,968	199,757
Western Forest Products, Inc.		41,528	55,986

			1,399,343
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		123	2,643
Software — 0.2%
HMH Holdings/EduMedia (d)		19,102	575,456
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (d)		39,100	889,134
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (d)		9,634	668,792
SBA Communications Corp., Class A (d)		9,634	722,550

			1,391,342
Total Common Stocks — 9.8%			26,091,819

Corporate Bonds		Par (000)
Aerospace & Defense — 0.7%
Bombardier, Inc., 4.25%, 1/15/16 (a)	USD	450	465,187
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		145	156,238
7.13%, 3/15/21		235	253,800
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		796	859,680
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		247	251,607

			1,986,512

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar
	CAD	Canadian Dollar
	DIP	Debtor-In-Possession
	EUR	Euro
	GBP	British Pound
	S&P	Standard and Poor’s
	SPDR	Standard and Poor’s Depositary Receipts
	USD	US Dollar

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	13

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Air Freight & Logistics — 0.2%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	USD	308	$308,330
Series 2, 12.38%, 8/16/15		317	316,825

			625,155
Airlines — 2.3%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		371	369,739
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18		89	92,395
Series 2010-1, Class B, 6.00%, 7/12/20		298	305,241
Series 2012-3, Class C, 6.13%, 4/29/18		850	862,325
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 7/02/24		531	578,509
Series 2009-1, Class B, 9.75%, 6/17/18		161	176,025
Series 2010-1, Class B, 6.38%, 7/02/17		447	463,763
US Airways Group, Inc., 6.13%, 6/01/18		305	276,788
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		421	444,422
Series 2012-1, Class C, 9.13%, 10/01/15		390	405,292
Series 2012-2, Class B, 6.75%, 12/03/22		300	309,750
Series 2012-2, Class C, 5.45%, 6/03/18		1,045	974,462
Series 2013-1, Class B, 5.38%, 5/15/23		875	831,250

			6,089,961
Auto Components — 3.0%
Affinia Group, Inc., 7.75%, 5/01/21 (a)		621	638,077
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	156,520
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)	USD	150	151,575
Dana Holding Corp., 6.75%, 2/15/21		410	435,112
Delphi Corp., 6.13%, 5/15/21		65	71,013
GKN Holdings PLC, 5.38%, 9/19/22	GBP	180	283,962
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	USD	2,775	2,920,687
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		355	393,162
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	439	753,793
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	121	159,952
Schaeffler Holding Finance BV (f):
6.88%, 8/15/18 (a)	USD	450	468,000
6.88%, 8/15/18	EUR	310	420,979
Servus Luxembourg Holdings SCA, 7.75%, 6/15/18		200	268,348
Titan International, Inc.:
7.88%, 10/01/17	USD	430	455,800
7.88%, 10/01/17 (a)		455	482,300

			8,059,280
Building Products — 1.5%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		425	412,250
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		372	372,000
Building Materials Corp. of America (a):
7.00%, 2/15/20		500	531,250
6.75%, 5/01/21		710	752,600
Cemex SAB de CV, 5.88%, 3/25/19 (a)		210	198,975
Momentive Performance Materials, Inc., 8.88%, 10/15/20		700	726,250
Texas Industries, Inc., 9.25%, 8/15/20		215	234,888
USG Corp., 9.75%, 1/15/18		645	743,362

			3,971,575
Capital Markets — 0.3%
E*Trade Financial Corp., 0.00%, 8/31/19 (g)(h)		226	306,795
Capital Markets (concluded)
KCG Holdings, Inc., 8.25%, 6/15/18 (a)	USD	209	$205,342
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		194	191,090

			703,227
Chemicals — 2.0%
Axiall Corp., 4.88%, 5/15/23 (a)		99	91,823
Basell Finance Co. BV, 8.10%, 3/15/27 (a)		380	480,574
Celanese US Holdings LLC, 5.88%, 6/15/21		668	684,700
Huntsman International LLC, 8.63%, 3/15/21		155	172,825
INEOS Finance PLC, 7.50%, 5/01/20 (a)		405	433,350
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)		275	266,062
6.50%, 8/15/18	EUR	261	335,327
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	115	116,725
LSB Industries, Inc., 7.75%, 8/01/19 (a)		219	226,665
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		85	84,575
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		205	205,000
Orion Engineered Carbons Bondco GmbH, 10.00%, 6/15/18	EUR	315	464,717
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)	USD	157	151,897
PolyOne Corp., 7.38%, 9/15/20		200	220,500
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		858	842,985
Tronox Finance LLC, 6.38%, 8/15/20 (a)		228	217,740
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21	EUR	100	130,513
7.38%, 5/01/21(a)	USD	328	335,380

			5,461,358
Commercial Banks — 1.1%
CIT Group, Inc.:
5.25%, 3/15/18		510	526,575
6.63%, 4/01/18 (a)		215	232,200
5.50%, 2/15/19 (a)		1,511	1,548,775
6.00%, 4/01/36		500	478,618
Lloyds TSB Bank PLC, 11.88%, 12/16/21 (c)	EUR	40	65,025

			2,851,193
Commercial Services & Supplies — 3.6%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	160	264,689
ACCO Brands Corp., 6.75%, 4/30/20	USD	71	70,113
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		256	270,080
ARAMARK Corp., 5.75%, 3/15/20 (a)		596	607,920
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		500	526,506
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		24	25,710
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		466	471,825
Covanta Holding Corp., 6.38%, 10/01/22		585	593,598
EC Finance PLC, 9.75%, 8/01/17	EUR	451	649,650
Interactive Data Corp., 10.25%, 8/01/18		1,235	1,375,543
Mobile Mini, Inc., 7.88%, 12/01/20	USD	335	365,150
Mustang Merger Corp., 8.50%, 8/15/21 (a)		485	477,725
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		59	65,638
UR Merger Sub Corp.:
5.75%, 7/15/18		236	251,930
7.38%, 5/15/20		315	339,412
8.25%, 2/01/21		429	474,045
7.63%, 4/15/22		2,045	2,198,375
6.13%, 6/15/23		175	172,375

See Notes to Consolidated Financial Statements.

14	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
Verisure Holding AB:
8.75%, 9/01/18	EUR	169	$244,578
8.75%, 12/01/18		100	139,764
West Corp., 8.63%, 10/01/18	USD	125	135,313

			9,719,939
Communications Equipment — 1.7%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (a)		805	821,100
6.50%, 1/15/28		55	41,800
6.45%, 3/15/29		169	130,130
Avaya, Inc. (a):
7.00%, 4/01/19		250	228,750
10.50%, 3/01/21		740	571,650
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(f)		440	435,600
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		830	900,550
10.13%, 7/01/20		1,355	1,537,925

			4,667,505
Computers & Peripherals — 0.1%
EMC Corp., Series B, 1.75%, 12/01/13 (g)		186	298,646
Construction & Engineering — 0.4%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (a)		175	141,750
H&E Equipment Services, Inc., 7.00%, 9/01/22		408	433,500
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		214	215,070
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		143	138,710

			929,030
Construction Materials — 3.4%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	126	177,349
HD Supply, Inc.:
8.13%, 4/15/19	USD	3,072	3,417,600
11.00%, 4/15/20		1,798	2,148,610
7.50%, 7/15/20 (a)		3,170	3,312,650
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	51	79,537

			9,135,746
Consumer Finance — 0.6%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	435	464,362
Ford Motor Credit Co. LLC:
12.00%, 5/15/15		670	781,485
6.63%, 8/15/17		131	147,927
IVS F. SpA, 7.13%, 4/01/20	EUR	195	257,077

			1,650,851
Containers & Packaging — 1.6%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17		100	140,690
9.13%, 10/15/20 (a)	USD	409	436,607
9.13%, 10/15/20 (a)		365	387,813
7.00%, 11/15/20 (a)		230	223,675
5.00%, 11/15/22	EUR	200	255,253
Berry Plastics Corp., 9.75%, 1/15/21	USD	170	196,775
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	617	815,491
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	15	15,750
GCL Holdings SCA, 9.38%, 4/15/18 (a)	EUR	244	348,281
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	340	369,750
OI European Group BV, 4.88%, 3/31/21	EUR	301	401,715
Pactiv LLC, 7.95%, 12/15/25	USD	431	381,435
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		367	411,040

			4,384,275
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17	USD	1,260	$1,310,400
Diversified Consumer Services — 1.0%
APX Group, Inc. (a):
6.38%, 12/01/19		903	851,077
8.75%, 12/01/20		547	538,795
Laureate Education, Inc., 9.25%, 9/01/19 (a)		1,145	1,236,600

			2,626,472
Diversified Financial Services — 5.6%
Aircastle Ltd.:
6.75%, 4/15/17		345	365,700
6.25%, 12/01/19		295	307,537
Ally Financial, Inc.:
7.50%, 12/31/13		350	356,125
8.00%, 3/15/20		276	317,745
7.50%, 9/15/20		186	209,250
8.00%, 11/01/31		3,165	3,639,750
8.00%, 11/01/31		201	227,884
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		116	108,750
Co-Operative Group Ltd. (i):
6.88%, 7/08/20	GBP	160	234,935
7.50%, 7/08/26		100	144,897
DPL, Inc.:
6.50%, 10/15/16	USD	298	314,390
7.25%, 10/15/21		777	792,540
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	600	990,259
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	270	300,713
4.25%, 5/15/23(a)		228	205,200
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		465	460,350
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		660	648,450
Leucadia National Corp., 8.13%, 9/15/15		790	880,850
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		430	457,412
9.00%, 4/15/19		535	552,387
7.88%, 8/15/19		100	110,000
9.88%, 8/15/19		430	456,875
5.75%, 10/15/20		2,075	2,056,844
WMG Acquisition Corp., 11.50%, 10/01/18		702	809,055

			14,947,898
Diversified Telecommunication Services — 3.3%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		500	495,000
CenturyLink, Inc., Series V, 5.63%, 4/01/20		1,272	1,246,560
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		390	358,800
Consolidated Communications Finance Co., 10.88%, 6/01/20		320	368,000
Frontier Communications Corp., 8.50%, 4/15/20		485	529,862
Level 3 Communications, Inc., 8.88%, 6/01/19		295	314,912
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,417	1,498,477
7.00%, 6/01/20		395	397,962
8.63%, 7/15/20		1,604	1,716,280
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	237	314,171
6.75%, 8/15/24		350	468,360
tw telecom holdings, Inc.:
5.38%, 10/01/22	USD	275	261,938
5.38%, 10/01/22 (a)		235	223,838
Windstream Corp.:
7.88%, 11/01/17		360	399,600
7.75%, 10/15/20		144	147,240
6.38%, 8/01/23		220	198,825

			8,939,825

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	15

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Electric Utilities — 0.6%
Homer City Generation LP (f):
8.14%, 10/01/19	USD	140	$140,700
8.73%, 10/01/26		205	208,075
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		214	224,536
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	800	1,055,455

			1,628,766
Electrical Equipment — 0.9%
Belden, Inc.:
5.50%, 9/01/22 (a)		340	329,800
5.50%, 4/15/23		110	139,566
General Cable Corp., 5.75%, 10/01/22 (a)	USD	560	539,000
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (a)		257	267,280
Rexel SA, 5.13%, 6/15/20	EUR	339	454,760
Techem GmbH, 6.13%, 10/01/19		300	425,891
Trionista TopCo GmbH, 6.88%, 4/30/21		100	133,492

			2,289,789
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	215	253,163
Energy Equipment & Services — 3.7%
Atwood Oceanics, Inc., 6.50%, 2/01/20		130	139,100
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		306	308,295
CGG:
6.50%, 6/01/21		1,150	1,164,375
7.75%, 5/15/17		235	240,875
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		612	653,310
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		47	46,295
Gulfmark Offshore, Inc., 6.38%, 3/15/22		145	146,813
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		290	293,625
MEG Energy Corp., 6.50%, 3/15/21 (a)		1,309	1,331,907
Oil States International, Inc.:
6.50%, 6/01/19		611	644,605
5.13%, 1/15/23 (a)		315	344,137
Parker Drilling Co., 7.50%, 8/01/20 (a)		360	353,700
Peabody Energy Corp.:
6.00%, 11/15/18		619	615,905
6.25%, 11/15/21		611	589,615
7.88%, 11/01/26		345	344,138
4.75%, 12/15/41 (g)		392	303,310
Precision Drilling Corp.:
6.63%, 11/15/20		70	73,675
6.50%, 12/15/21		165	172,425
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		214	214,000
Seadrill Ltd., 5.63%, 9/15/17 (a)		1,254	1,263,405
Tervita Corp., 8.00%, 11/15/18 (a)		252	251,370
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	302	403,130

			9,898,010
Food & Staples Retailing — 0.6%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	213	344,115
8.75%, 6/15/20		200	323,887
R&R Ice Cream PLC, 9.25%, 5/15/18 (f)	EUR	100	135,469
Rite Aid Corp.:
9.25%, 3/15/20		345	390,281
6.75%, 6/15/21 (a)	USD	379	383,738
Zobele Holding SpA, 7.88%, 2/01/18	EUR	100	137,452

			1,714,942
Food Products — 0.9%
Darling International, Inc., 8.50%, 12/15/18	USD	105	115,500
Findus Bondco SA:
9.13%, 7/01/18	EUR	153	212,849
9.50%, 7/01/18	GBP	100	162,579
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (a)	USD	360	334,800
Post Holdings, Inc., 7.38%, 2/15/22		530	559,150
Smithfield Foods, Inc., 6.63%, 8/15/22		431	441,775
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		515	516,931
5.88%, 8/01/21		161	160,598

			2,504,182
Health Care Equipment & Supplies — 2.3%
Biomet, Inc.:
6.50%, 8/01/20		1,644	1,685,100
6.50%, 10/01/20		1,900	1,895,250
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		350	378,875
7.75%, 4/15/18		95	93,338
9.88%, 4/15/18		540	567,000
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (a)		260	265,200
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		500	556,875
IDH Finance PLC, 6.00%, 12/01/18	GBP	103	159,220
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19	USD	212	220,745
Teleflex, Inc., 6.88%, 6/01/19		270	283,500

			6,105,103
Health Care Providers & Services — 5.6%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		520	556,400
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		785	802,662
8.00%, 11/15/19		98	102,900
7.13%, 7/15/20		637	643,370
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	300	422,267
Crown Newco 3 PLC:
7.00%, 2/15/18	GBP	100	158,224
7.00%, 2/15/18 (a)		331	523,723
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD	819	810,810
HCA Holdings, Inc., 6.25%, 2/15/21		670	671,675
HCA, Inc.:
8.50%, 4/15/19		120	129,600
6.50%, 2/15/20		1,345	1,444,194
7.88%, 2/15/20		255	275,081
7.25%, 9/15/20		1,095	1,192,181
5.88%, 3/15/22		540	557,550
4.75%, 5/01/23		363	338,951
Health Management Associates, Inc., 7.38%, 1/15/20		190	212,325
Hologic, Inc., 6.25%, 8/01/20		1,125	1,172,812
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		87	91,133
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		580	591,600
Omnicare, Inc.:
7.75%, 6/01/20		0.00	0.00
3.75%, 4/01/42 (g)		268	371,348
Symbion, Inc., 8.00%, 6/15/16		315	330,750

See Notes to Consolidated Financial Statements.

16	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp.:
6.25%, 11/01/18	USD	1,080	$1,140,750
6.75%, 2/01/20		480	470,400
4.38%, 10/01/21 (a)		701	636,158
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		992	1,061,440
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	110	169,274

			14,877,578
Health Care Technology — 1.0%
IMS Health, Inc. (a):
12.50%, 3/01/18		2,065	2,436,700
6.00%, 11/01/20	USD	132	135,465

			2,572,165
Hotels, Restaurants & Leisure — 3.2%
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		295	299,425
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	453	607,688
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,232	1,367,520
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	296	459,858
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	361	489,044
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		400	547,163
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	45	46,463
5.88%, 3/15/21		201	185,925
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		270	264,600
MCE Finance Ltd., 5.00%, 2/15/21 (a)		620	568,850
MTR Gaming Group, Inc., 11.50%, 8/01/19 (f)		256	269,737
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		150	153,000
PNK Finance Corp., 6.38%, 8/01/21 (a)		474	472,815
Regal Entertainment Group, 5.75%, 2/01/25		80	73,600
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		547	516,915
Station Casinos LLC, 7.50%, 3/01/21		1,298	1,336,940
Travelport LLC/Travelport Holdings, Inc. (a):
6.40%, 3/01/16 (c)		82	79,453
11.88%, 9/01/16		31	30,155
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(e)		315	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	300	468,397
Vougeot Bidco PLC, 7.88%, 7/15/20		203	323,240
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22	USD	70	69,125

			8,629,913
Household Durables — 2.6%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	100	136,460
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)	USD	210	207,900
Beazer Homes USA, Inc., 6.63%, 4/15/18		30	31,613
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		375	383,437
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		267	263,663
Jarden Corp., 7.50%, 1/15/20	EUR	285	397,410
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	870	917,850
Libbey Glass, Inc., 6.88%, 5/15/20		264	282,150
Pulte Group, Inc., 6.38%, 5/15/33		175	156,625
RPG Byty Sro, 6.75%, 5/01/20	EUR	180	229,571
The Ryland Group, Inc., 6.63%, 5/01/20	USD	315	326,812
Household Durables (concluded)
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	276	406,725
Standard Pacific Corp.:
10.75%, 9/15/16	USD	1,185	1,407,187
8.38%, 1/15/21		880	985,600
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a):
7.75%, 4/15/20		275	300,437
5.25%, 4/15/21		247	233,415
William Lyon Homes, Inc., 8.50%, 11/15/20		275	291,500

			6,958,355
Household Products — 0.7%
Ontex IV SA:
7.50%, 4/15/18	EUR	100	138,794
7.50%, 4/15/18 (a)		130	180,433
9.00%, 4/15/19		313	429,189
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	351	363,285
6.63%, 11/15/22		230	235,750
Spectrum Brands, Inc.:
9.50%, 6/15/18		330	363,000
6.75%, 3/15/20		89	93,895

			1,804,346
Independent Power Producers & Energy Traders — 4.0%
Calpine Corp., 7.50%, 2/15/21 (a)		42	44,520
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		378	382,253
11.25%, 12/01/18 (a)(f)		657	515,848
10.00%, 12/01/20		3,373	3,554,299
10.00%, 12/01/20 (a)		1,700	1,787,125
12.25%, 3/01/22 (a)		1,140	1,268,250
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		86	88,283
Series C, 9.68%, 7/02/26		384	407,040
Laredo Petroleum, Inc.:
9.50%, 2/15/19		445	495,062
7.38%, 5/01/22		345	363,975
NRG Energy, Inc., 7.63%, 1/15/18		1,453	1,609,197
QEP Resources, Inc., 5.38%, 10/01/22		305	291,275

			10,807,127
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (a)		420	420,000
Insurance — 0.8%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		1,035	1,058,288
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		206	215,270
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		605	623,150
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	138,120

			2,034,828
Internet Software & Services — 0.3%
Bankrate, Inc., 6.13%, 8/15/18 (a)	USD	269	265,974
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	100	133,513
8.00%, 1/15/21		100	132,495
VeriSign, Inc., 4.63%, 5/01/23 (a)	USD	255	238,425

			770,407
IT Services — 4.7%
Ceridian Corp.:
11.25%, 11/15/15		115	116,438
8.88%, 7/15/19 (a)		1,540	1,732,500

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	17

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
IT Services (concluded)
Ceridian Corp.(concluded):
11.00%, 3/15/21 (a)	USD	2,405	$2,777,775
Epicor Software Corp., 8.63%, 5/01/19		510	538,050
First Data Corp. (a):
7.38%, 6/15/19		2,203	2,285,612
8.88%, 8/15/20		495	534,600
6.75%, 11/01/20		1,242	1,269,945
10.63%, 6/15/21		676	671,775
11.75%, 8/15/21		327	305,745
SunGard Data Systems, Inc.:
7.38%, 11/15/18		500	531,250
6.63%, 11/01/19		1,371	1,391,565
WEX, Inc., 4.75%, 2/01/23 (a)		453	412,230

			12,567,485
Machinery — 0.4%
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (a)		300	318,000
DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)		85	87,763
Navistar International Corp., 8.25%, 11/01/21		335	332,906
SPX Corp., 6.88%, 9/01/17		160	177,200
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		168	164,220

			1,080,089
Media — 9.7%
AMC Networks, Inc.:
7.75%, 7/15/21		205	226,525
4.75%, 12/15/22		267	250,313
Cablevision Systems Corp., 5.88%, 9/15/22		490	467,950
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		540	492,750
5.13%, 2/15/23		685	614,788
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(e)		537	393,353
Checkout Holding Corp., 9.91%, 11/15/15 (a)(h)		418	337,535
Cinemark USA, Inc., 5.13%, 12/15/22		232	216,920
Clear Channel Communications, Inc.:
9.00%, 12/15/19 (b)		618	594,825
9.00%, 3/01/21		1,122	1,065,900
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		568	563,740
Series B, 7.63%, 3/15/20		883	885,207
Series B, 6.50%, 11/15/22		1,743	1,743,000
DISH DBS Corp.:
4.25%, 4/01/18		485	477,725
5.13%, 5/01/20		827	800,122
5.88%, 7/15/22		600	588,000
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		164	168,510
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		840	911,400
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (a)		757	702,118
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		1,160	1,200,600
Live Nation Entertainment, Inc. (a):
8.13%, 5/15/18		675	737,444
7.00%, 9/01/20		178	185,120
Lynx I Corp., 6.00%, 4/15/21	GBP	930	1,444,824
The McClatchy Co., 9.00%, 12/15/22	USD	502	529,610
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (a)		861	863,152
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		456	493,939
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		316	319,950
Media (concluded)
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	200	278,406
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		45	46,859
7.75%, 10/15/18		1,111	1,208,212
Odeon & UCI Finco PLC, 9.00%, 8/01/18 (a)	GBP	189	301,680
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD	166	166,830
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(d)(e)(g)		812	406
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		240	237,600
Sirius XM Radio, Inc. (a):
4.25%, 5/15/20		474	433,710
5.75%, 8/01/21		326	319,480
4.63%, 5/15/23		233	205,623
Sterling Entertainment Corp., 10.00%, 12/15/19		800	800,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	722	1,032,955
5.50%, 1/15/23 (a)	USD	475	432,250
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	385	577,401
Univision Communications, Inc. (a):
8.50%, 5/15/21	USD	266	287,945
6.75%, 9/15/22		112	116,200
5.13%, 5/15/23		648	611,550
UPCB Finance II Ltd.:
6.38%, 7/01/20 (a)	EUR	753	1,043,818
6.38%, 7/01/20		100	138,621
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	329	340,515

			25,855,381
Metals & Mining — 3.6%
ArcelorMittal:
9.50%, 2/15/15		300	329,250
4.25%, 8/05/15		268	276,040
4.25%, 3/01/16		125	127,500
5.00%, 2/25/17		340	347,650
6.13%, 6/01/18		305	314,150
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	435	586,416
FMG Resources August 2006 Property Ltd. (a):
6.38%, 2/01/16		925	947,715
6.00%, 4/01/17	USD	1,251	1,272,892
Global Brass & Copper, Inc., 9.50%, 6/01/19 (a)		275	299,750
Kaiser Aluminum Corp., 8.25%, 6/01/20		205	228,575
New Gold, Inc., 6.25%, 11/15/22 (a)		275	263,313
Novelis, Inc., 8.75%, 12/15/20		2,815	3,061,312
Peninsula Energy Ltd., 0.00%, 12/14/14		500	500,000
Perstorp Holding AB, 8.75%, 5/15/17 (a)		205	209,613
Steel Dynamics, Inc., 6.38%, 8/15/22		225	234,563
Taseko Mines Ltd., 7.75%, 4/15/19		385	379,225
Vedanta Resources PLC, 8.25%, 6/07/21 (a)		245	230,300

			9,608,264
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17		727	763,429
Dufry Finance SCA, 5.50%, 10/15/20 (a)		203	207,172

			970,601
Oil, Gas & Consumable Fuels — 9.1%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		273	280,507
6.13%, 7/15/22		250	256,875
4.88%, 5/15/23		411	382,230

See Notes to Consolidated Financial Statements.

18	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (g)	USD	817	$749,087
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		175	176,750
Aurora USA Oil & Gas, Inc. (a):
9.88%, 2/15/17		610	643,550
7.50%, 4/01/20		305	301,950
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		78	79,365
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		235	232,650
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		215	226,825
Chaparral Energy, Inc., 7.63%, 11/15/22		205	205,513
Chesapeake Energy Corp.:
7.25%, 12/15/18		110	124,575
6.63%, 8/15/20		77	82,583
6.88%, 11/15/20		248	268,460
6.13%, 2/15/21		69	71,760
Concho Resources, Inc.:
7.00%, 1/15/21		75	82,313
6.50%, 1/15/22		270	286,200
5.50%, 10/01/22		333	325,507
5.50%, 4/01/23		67	64,990
CONSOL Energy, Inc.:
8.00%, 4/01/17		388	409,340
8.25%, 4/01/20		285	302,100
Continental Resources, Inc., 7.13%, 4/01/21		340	372,300
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		140	148,750
Crown Oil Partners IV LP, 15.00%, 3/07/15		568	591,110
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		314	310,860
Denbury Resources, Inc., 4.63%, 7/15/23		708	631,890
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		430	478,375
7.75%, 6/15/19		490	509,600
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		195	214,500
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		315	334,687
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		140	140,000
Halcon Resources Corp., 8.88%, 5/15/21		384	384,960
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (a)		243	258,795
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		145	149,350
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		320	350,400
5.50%, 2/01/22 (a)		148	142,820
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (a)		140	133,000
Lightstream Resources Ltd., 8.63%, 2/01/20 (a)		237	225,150
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		41	38,540
6.25%, 11/01/19 (a)		649	597,080
8.63%, 4/15/20		710	713,550
7.75%, 2/01/21		55	53,350
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		147	153,615
4.50%, 7/15/23		225	204,750
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		181	174,665
Newfield Exploration Co., 6.88%, 2/01/20		715	748,962
Northern Oil & Gas, Inc., 8.00%, 6/01/20		285	289,275
Oil, Gas & Consumable Fuels (concluded)
Oasis Petroleum, Inc.:
7.25%, 2/01/19	USD	185	196,100
6.50%, 11/01/21		270	283,500
Offshore Group Investment Ltd., 7.13%, 4/01/23		388	373,450
Pacific Drilling SA, 5.38%, 6/01/20 (a)		373	359,945
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		89	91,003
PDC Energy, Inc., 7.75%, 10/15/22		190	199,500
Penn Virginia Corp., 8.50%, 5/01/20		184	184,000
Petrobras Global Finance BV, 3.00%, 1/15/19		320	294,339
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		730	799,350
Range Resources Corp.:
8.00%, 5/15/19		345	370,875
6.75%, 8/01/20		111	119,603
5.75%, 6/01/21		896	938,560
5.00%, 8/15/22		296	289,340
5.00%, 3/15/23		157	153,468
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		107	114,758
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		116	116,000
Rosetta Resources, Inc., 5.63%, 5/01/21		245	236,425
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		1,074	1,025,670
5.63%, 4/15/23		309	286,597
Sabine Pass LNG LP:
7.50%, 11/30/16		1,595	1,756,494
6.50%, 11/01/20 (a)		300	301,500
SandRidge Energy, Inc.:
8.75%, 1/15/20		28	29,260
7.50%, 2/15/23		277	267,997
SESI LLC, 6.38%, 5/01/19		188	197,870
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		93	95,325
SM Energy Co.:
6.63%, 2/15/19		192	200,640
6.50%, 11/15/21		240	252,000
6.50%, 1/01/23		283	291,490
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		260	263,900
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		142	141,645
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		250	253,125

			24,387,193
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		292	308,060
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		105	112,612
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		55	57,888
Clearwater Paper Corp.:
7.13%, 11/01/18		535	575,125
4.50%, 2/01/23		40	36,200
NewPage Corp., 11.38%, 12/31/14 (d)(e)		1,785	—
Sappi Papier Holding GmbH (a):
8.38%, 6/15/19		200	209,000
6.63%, 4/15/21		120	111,600
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		240	240,600

			1,651,085

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	19

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 2.2%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	100	$146,042
9.88%, 8/01/19 (a)		200	292,085
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	600	678,000
Valeant Pharmaceuticals International (a):
6.88%, 12/01/18		841	891,460
6.38%, 10/15/20		248	252,030
6.75%, 8/15/21		412	424,360
VPII Escrow Corp. (a):
6.75%, 8/15/18		2,255	2,387,481
7.50%, 7/15/21		136	145,520
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18		565	617,263

			5,834,241
Professional Services — 0.3%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR	120	154,633
Truven Health Analytics, Inc., 10.63%, 6/01/20	USD	470	499,375

			654,008
Real Estate Investment Trusts (REITs) — 0.7%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (a)		261	266,872
Felcor Lodging LP:
6.75%, 6/01/19		934	978,365
5.63%, 3/01/23		235	218,550
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(g)		110	149,875
iStar Financial, Inc., 4.88%, 7/01/18		375	363,750

			1,977,412
Real Estate Management & Development — 2.4%
CBRE Services, Inc., 6.63%, 10/15/20		310	329,375
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		785	843,875
Realogy Corp. (a):
7.88%, 2/15/19		2,165	2,354,437
7.63%, 1/15/20		465	520,800
9.00%, 1/15/20		305	352,275
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		311	308,668
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,290	1,415,775
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		415	412,925

			6,538,130
Road & Rail — 0.7%
The Hertz Corp.:
7.50%, 10/15/18		505	545,400
6.75%, 4/15/19		265	282,556
5.88%, 10/15/20		60	61,575
7.38%, 1/15/21		400	432,000
6.25%, 10/15/22		245	249,287
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		181	178,738

			1,749,556
Semiconductors & Semiconductor Equipment — 0.3%
NXP BV/NXP Funding LLC (a):
3.75%, 6/01/18		395	381,669
9.75%, 8/01/18		100	110,500
5.75%, 2/15/21		305	305,000

			797,169
Software — 1.9%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)	USD	665	673,312
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(f)		309	313,635
IAC/InterActiveCorp, 4.75%, 12/15/22		386	356,085
Igloo Holdings Corp., 8.25%, 12/15/17 (a)(f)		274	280,165
Infor US, Inc., 9.38%, 4/01/19		1,890	2,102,625
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)		139	143,518
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		865	823,912
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		408	442,680

			5,135,932
Specialty Retail — 3.1%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		335	370,175
Claire’s Stores, Inc. (a):
9.00%, 3/15/19		797	887,659
7.75%, 6/01/20		304	302,480
CST Brands, Inc., 5.00%, 5/01/23 (a)		348	330,600
House of Fraser Funding PLC:
8.88%, 8/15/18(a)	GBP	259	424,833
8.88%, 8/15/18		221	362,502
Limited Brands, Inc., 8.50%, 6/15/19	USD	745	880,031
Magnolia BC SA, 9.00%, 8/01/20	EUR	252	337,252
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(f)	USD	541	541,000
Michaels Stores, Inc., 7.75%, 11/01/18		215	231,394
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(f)		197	202,418
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		929	995,191
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(f)		264	261,030
Penske Automotive Group, Inc., 5.75%, 10/01/22		289	286,110
QVC, Inc. (a):
7.50%, 10/01/19		565	609,114
7.38%, 10/15/20		270	293,368
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		500	545,000
5.75%, 6/01/22		470	470,587

			8,330,744
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22		400	425,000
PVH Corp., 4.50%, 12/15/22		233	215,816
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (a)		110	113,438
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (a)		461	455,237
The William Carter Co., 5.25%, 8/15/21 (a)		231	232,155

			1,441,646
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 2.00%, 4/01/20 (g)		47	59,102
Radian Group, Inc. (g):
3.00%, 11/15/17		55	76,141
2.25%, 3/01/19		66	94,380

			229,623
Trading Companies & Distributors — 0.6%
Air Lease Corp., 4.50%, 1/15/16		540	561,600
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		455	481,162

See Notes to Consolidated Financial Statements.

20	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (concluded)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)	USD	533	$525,323

			1,568,085
Transportation Infrastructure — 0.5%
Aguila 3 SA (a):
7.88%, 1/31/18		398	416,905
Series 144, 7.88%, 1/31/18		290	303,775
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (a)		680	697,000

			1,417,680
Wireless Telecommunication Services — 4.6%
Crown Castle International Corp., 5.25%, 1/15/23		1,029	972,405
Digicel Group Ltd., 8.25%, 9/30/20 (a)		420	445,200
Digicel Ltd., 6.00%, 4/15/21 (a)		1,962	1,893,330
MetroPCS Wireless, Inc., 6.63%, 11/15/20		477	494,888
NII Capital Corp., 7.63%, 4/01/21		324	247,860
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	100	160,394
9.50%, 4/01/18 (a)		370	593,458
Softbank Corp., 4.50%, 4/15/20 (a)	USD	720	680,717
Sprint Capital Corp., 6.88%, 11/15/28		1,034	933,185
Sprint Communications, Inc. (a):
9.00%, 11/15/18		3,237	3,779,197
7.00%, 3/01/20		1,743	1,873,725
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		345	348,450

			12,422,809
Total Corporate Bonds – 106.8%			285,844,655

Floating Rate Loan Interests (c)
Airlines — 1.0%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		391	391,512
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		588	544,635
2.30%, 3/10/17		589	545,457
1.68%, 9/10/18		499	441,345
1.68%, 9/10/18		495	438,100
1.68%, 9/10/18		491	434,854

			2,795,903
Auto Components — 1.2%
Federal-Mogul Corp.:
Term Loan B, 2.12% — 2.13%, 12/29/14		1,859	1,810,368
Term Loan C, 2.12% — 2.13%, 12/28/15		901	877,753
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		520	520,806

			3,208,927
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		388	384,736
Capital Markets — 0.8%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		1,294	1,297,807
Knight Capital Group, Inc., Term Loan B, 5.75%, 12/05/17		330	328,558
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		315	313,164
Term Loan, 4.18%, 5/15/17		102	101,756

			2,041,285
Chemicals — 0.2%
MacDermid, Inc., 2nd Lien Term Loan, 7.75%, 12/07/20	USD	130	131,300
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		280	279,213
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, Term Loan, 4.75%, 2/03/20		50	50,199

			460,712
Commercial Services & Supplies — 0.3%
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		240	240,751
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		379	378,016
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		235	235,221

			853,988
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		1,284	1,288,774
Term Loan D, 6.25%, 1/30/19	EUR	502	665,590
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18	USD	113	106,763
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19		1,349	1,353,042

			3,414,169
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		795	796,968
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 5.50% — 6.50%, 8/25/19		245	243,775
Diversified Consumer Services — 0.2%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		133	132,464
ServiceMaster Co.:
Extended Term Loan, 4.44%, 1/31/17		155	150,566
Term Loan, 4.25%, 1/31/17		423	409,977

			693,007
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc.:
2016 Term Loan, 4.00%, 1/15/20		360	359,701
2019 Term Loan B, 4.00%, 8/01/19		530	529,009
Term Loan, 4.75%, 8/01/19		245	244,743

			1,133,453
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		170	168,866
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		100	102,469
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		194	195,663
Health Care Equipment & Supplies — 0.1%
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		257	254,826
Health Care Providers & Services — 0.2%
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17		213	219,084

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	21

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Health Care Providers & Services (concluded)
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16	USD	376	$366,805

			585,889
Hotels, Restaurants & Leisure — 4.3%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		425	424,205
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		405	405,502
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,105	1,102,238
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		6,579	6,259,918
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		496	494,040
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		515	516,282
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		600	601,752
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		843	848,510
Travelport LLC:
2nd Lien PIK Term Loan 2, 8.38%, 12/01/16		405	404,672
2nd Lien Term Loan 1, 9.50%, 1/29/16		97	100,513
Refinancing Term Loan, 6.25%, 6/26/19		275	277,613

			11,435,245
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		529	531,044
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		308	309,415
IT Services — 0.4%
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		285	284,703
First Data Corp., Extended 2018 Term Loan B, 4.18%, 3/23/18		720	712,397

			997,100
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		189	189,989
Machinery — 1.3%
Gardner Denver, Inc., Term Loan:
4.25%, 7/30/20		1,137	1,130,947
4.75%, 7/30/20	EUR	1,245	1,640,829
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20	USD	656	648,645

			3,420,421
Media — 1.6%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		290	207,258
Tranche 1 Incremental, 6.00%, 7/03/14		1,370	967,766
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		123	114,834
Term Loan C, 3.83%, 1/29/16		92	83,939
Term Loan D, 6.93%, 1/30/19		1,365	1,251,607
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		397	398,293
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		41	39,203
Harron Communications Corp., Refinancing Term Loan B, 3.50%, 6/19/20		545	545,452
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		205	210,125
Media (concluded)
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20	USD	227	226,566
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		110	109,447

			4,154,490
Metals & Mining — 0.8%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		823	841,454
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		1,311	1,315,729

			2,157,183
Multiline Retail — 0.5%
HEMA Holding BV, Mezzanine, 8.63%, 7/05/17	EUR	1,214	1,444,198
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	USD	2,015	2,051,935
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		628	628,002
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		215	215,942
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		788	793,007
Term Loan B, 5.75%, 3/22/19		344	346,718

			4,035,604
Pharmaceuticals — 0.3%
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		655	651,580
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		285	285,073

			936,653
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		889	889,076
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		86	86,529
Extended Term Loan, 4.50%, 3/05/20		409	411,225

			497,754
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		249	248,270
Software — 0.4%
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		130	129,730
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		55	55,825
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		459	461,771
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		470	485,862

			1,133,188
Specialty Retail — 0.3%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		493	495,106
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		240	239,354

			734,460
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,037	992,808

See Notes to Consolidated Financial Statements.

22	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18	USD	559	$563,907
Total Floating Rate Loan Interests — 19.4%			52,005,441

Other Interests (d)(j)		Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate		2,650	27
Media — 0.0%
Adelphia Preferred Escrow		700	7
Adelphia Recovery Trust		878	8,779

			8,786
Total Other Interests — 0.0%			8,813

Preferred Securities

Capital Trusts		Par (000)
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(k)		100	97,921

Preferred Stocks		Shares
Auto Components — 1.5%
Dana Holding Corp., 4.00% (a)(g)		23,460	4,121,629

Trust Preferreds
Diversified Financial Services — 1.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)		139,710	3,689,522
Total Preferred Securities — 2.9%			7,909,072

Warrants (l)
Health Care Providers & Services — 0.0%
HealthSouth Corp., (Expires 1/16/14)		29,930	—
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)		2,283	4,196
(Expires 9/30/14)		12,682	19,391

			23,587
Metals & Mining — 0.0%
Peninsula Energy Ltd., (Expires 12/31/15)		2,142,553	14,684
Peninsula Minerals Ltd., (Expires 12/31/15)		3,627,165	35,512

			50,196
Software — 0.0%
HMH Holdings/EduMedia, (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		1,070	—
Total Warrants — 0.0%			73,783
Total Long-Term Investments (Cost — $373,669,516) — 139.5%			373,648,834

Short-Term Securities
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.06% (m)(n)		1,579,905	1,579,905
Total Short-Term Securities (Cost — $1,579,905) — 0.6%			1,579,905

Options Purchased
(Cost — $1,065,207) — 0.5%			1,213,665
Total Investments Before Options Written (Cost — $376,314,628) — 140.6%			376,442,404

Options Written
(Premiums Received — $265,802) — (0.1)%			(280,700)
Total Investments, Net of Options Written — 140.5%			376,161,704
Liabilities in Excess of Other Assets — (40.5)%			(108,463,512)

Net Assets — 100.0%			$267,698,192

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$1,715,250	—
Bank of America N.A.	$594,825	$24,628

(c)	Variable rate security. Rate shown is as of report date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Convertible security.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	23

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(m)	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Net Activity	Shares Held at August 31, 2013	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	1,579,905	1,579,905	$704

(n)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(20)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$2,485,625	$(1,281)
(11)	2-Year US Treasury Note	Chicago Board of Trade	December 2013	$2,417,250	(157)
(30)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	$3,590,391	4,414
Total					$2,976

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	269,543	EUR	204,000	Credit Suisse International	9/03/13	$(74)
USD	332,923	GBP	215,000	Bank of America N.A.	9/03/13	(262)
EUR	204,000	USD	269,562	Credit Suisse International	9/25/13	73
USD	1,653,867	EUR	1,239,000	Barclays PLC	9/25/13	16,230
USD	20,774,374	EUR	15,461,000	UBS AG	9/25/13	338,937
GBP	215,000	USD	332,799	Bank of America N.A.	10/22/13	263
USD	421,777	AUD	463,000	UBS AG	10/22/13	10,995
USD	3,045,332	CAD	3,169,000	JPMorgan Chase Bank N.A.	10/22/13	40,273
USD	150,763	GBP	100,000	Bank of America N.A.	10/22/13	(4,150)
USD	158,155	GBP	102,000	Bank of America N.A.	10/22/13	144
USD	131,600	GBP	85,000	Barclays PLC	10/22/13	(76)
USD	8,607,693	GBP	5,708,000	Deutsche Bank AG	10/22/13	(234,716)
USD	156,630	GBP	103,000	Deutsche Bank AG	10/22/13	(2,930)
USD	89,306	GBP	57,423	Deutsche Bank AG	10/22/13	351
USD	70,618	GBP	45,171	Deutsche Bank AG	10/22/13	642
Total						$165,700

•	Exchange-traded options purchased as of August 31, 2013 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	165.00	9/21/13	280	$94,080
SPDR S&P 500 ETF Trust	Put	USD	164.00	9/21/13	950	269,325
SPDR S&P 500 ETF Trust	Put	USD	161.00	10/19/13	1,087	326,100
SPDR S&P 500 ETF Trust	Put	USD	164.00	10/19/13	1,260	524,160
Total						$1,213,665

•	Over-the-counter options purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	17	—

See Notes to Consolidated Financial Statements.

24	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•	Exchange-traded options written as of August 31, 2013 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	156.00	9/21/13	(950)	$(66,500)
SPDR S&P 500 ETF Trust	Put	USD	156.00	10/19/13	(1,260)	(214,200)
Total						$(280,700)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	61	$15,330	$18,980	$(3,651)
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	61	15,329	18,689	(3,360)
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	61	15,329	16,935	(1,605)
Total						$45,988	$54,604	$(8,616)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	61	$(6,506)	$(9,486)	$2,980
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	61	(6,505)	(9,498)	2,992
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	61	(6,505)	(7,777)	1,272
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	143	(27,215)	(36,705)	9,490
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	70	(13,330)	(16,111)	2,781
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	58	(11,042)	(14,467)	3,425
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	250	(47,654)	(72,022)	24,369
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	48	(10,906)	(9,361)	(1,545)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	71	(15,946)	(15,379)	(567)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	301	(67,721)	(52,739)	(14,983)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	101	(22,718)	(24,171)	1,454
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	101	(22,718)	(24,171)	1,454
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	302	(67,922)	(68,881)	959
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	41	(9,215)	(8,392)	(823)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	114	(29,570)	(23,210)	(6,360)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	204	(53,132)	(51,128)	(2,005)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	390	(101,607)	(94,691)	(6,916)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	708	(184,360)	(174,199)	(10,161)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	9/20/16	CCC-	USD	335	(99,317)	(115,201)	15,883
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	187	(66,140)	(51,643)	(14,497)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	222	(78,630)	(68,997)	(9,633)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	129	(45,861)	(38,083)	(7,777)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B	USD	430	69,958	—	69,958
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	1,500	306,475	—	306,475
Level 3 Communications, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC+	USD	900	18,691	(80,132)	98,823
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	70	(7,962)	(6,583)	(1,379)
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	140	(15,924)	(13,254)	(2,670)
Total							$(623,282)	$(1,086,281)	$462,999

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	25

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$1,715,251	$1,715,251
Common Stocks	$19,990,694	$1,842,625	4,258,500	26,091,819
Corporate Bonds	—	283,063,384	2,781,271	285,844,655
Floating Rate Loan Interests	—	44,211,823	7,793,618	52,005,441
Other Interests	8,779	—	34	8,813
Preferred Securities	3,689,522	4,219,550	—	7,909,072
Warrants	35,512	—	38,271	73,783
Short-Term Securities	1,579,905	—	—	1,579,905
Options Purchased:
Equity Contracts	1,213,665	—	—	1,213,665
Unfunded Loan Commitments	—	7,406	—	7,406

Total	$26,518,077	$333,344,788	$16,586,945	$376,449,810

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Investments:[1]
Assets:
Credit contracts	—	$165,882	$376,433	$542,315
Interest rate contracts	$4,414	—	—	4,414
Foreign currency exchange contracts	—	407,908	—	407,908
Liabilities:
Credit contracts	—	(87,932)	—	(87,932)
Equity contracts	(280,700)	—	—	(280,700)
Interest rate contracts	(1,438)	—	—	(1,438)
Foreign currency exchange contracts	(336)	(241,872)	—	(242,208)

Total	$(278,060)	$243,986	$376,433	$342,359

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$53,290	—	—	$53,290
Foreign currency at value	95,193	—	—	95,193
Cash pledged for financial futures contracts	75,000	—	—	75,000
Cash pledged as collateral for over-the counter swaps	600,000	—	—	600,000
Liabilities:
Loan payable	—	$(108,000,000)	—	(108,000,000)
Cash received as collateral for over-the counter swaps	—	(600,000)	—	(600,000)

Total	$823,483	$(108,600,000)	—	$(107,776,517)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2013.

See Notes to Consolidated Financial Statements.

26	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 28, 2013	—	$4,867,942	$3,974,553	$9,296,536	$33	$58,758	$18,197,822
Transfers into Level 3	—	—	—	264,521	—	—	264,521
Transfers out of Level 3	—	(707)	(488,750)	(1,547,037)	—	—	(2,036,494)
Accrued discounts/premiums	—	—	2,150	20,483	—	—	22,633
Net realized gain (loss)	—	(5,496)	15,489	160,958	—	1,021	171,972
Net change in unrealized appreciation/depreciation[1]	—	(603,237)	(3,768)	(75,995)	1	(21,508)	(704,507)
Purchases	$1,715,251	—	11,246	3,501,682	—	—	5,228,179
Sales	—	(2)	(729,649)	(3,827,530)	—	—	(4,557,181)

Closing balance, as of August 31, 2013	$1,715,251	$4,258,500	$2,781,271	$7,793,618	$34	$38,271	$16,586,945

[1]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(696,482).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening Balance, as of February 28, 2013	—
Transfers into Level 3	$437,105
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	(60,672)
Purchases	—
Issues[3]	—
Sales	—
Settlements[4]	—

Closing Balance, as of August 31, 2013	$376,433

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2013 was $(60,672).

[3]	Issues represent upfront cash received on certain derivative financial instruments.

[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2013. The table does not include Level 3 investments with values based upon unadjusted third party pricing information. Level 3 investments valued using third party pricing information was $10,392,704. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[5]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks[6]	$204,750	Market Comparable Companies	Forecasted EBITDA Multiple	3.50x
	2,075,649	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	CAD[7] 0.35x — 0.53x
			PV-10 Multiple[8]	0.13x — 0.21x
	1,358,900	Market Comparable Companies	Offshore EBITDA Multiple	8.25x
			Onshore EBITDA Multiple	4.75x
			Implied Last 12 Months EBITDA Multiple	6.95x
Corporate Bonds[9]	625,155	Market Comparable Companies	Yield	12.10%
	406	Estimated Recovery Value	Recovery Rate	0.05%
	591,110	Discounted Cash Flow	Yield	12.00%
	800,000	Market Comparable Companies	Last 12 Months EBITDA Multiple	10.00x
	500,000	Cost[10]	N/A	—
Warrants[11]	23,587	Estimated Recovery Value	Distribution Rate	$1.36 — $1.63
	14,684	Black-Scholes	Implied Volatility	67.605%

Total	$6,194,241

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	27

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

[5]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Forecasted EBITDA Multiple	Increase	Decrease
2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	Increase	Decrease
PV-10 Multiple	Increase	Decrease
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Implied Last 12 Months EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Recovery Rate	Increase	Decrease
Last 12 Months EBITDA Multiple	Increase	Decrease
Distribution Rate	Increase	Decrease
Implied Volatility	Increase	Decrease

[6]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as common stocks changed to a market approach. The investment was previously valued utilizing the company’s financial restructuring plan. Market information became available for this investment, which is considered to be a more relevant measure of fair value for this investment.

[7]	Canadian Dollar.

[8]	Present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual rate of 10%.

[9]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as corporate bonds changed to a market approach. The investment was previously valued utilizing acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[10]

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[11]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as warrants changed to an as estimated recovery value approach. The investments were previously valued utilizing a discounted vendor price. The estimated recovery value is considered to be a more relevant measure of fair value for these investments.

See Notes to Consolidated Financial Statements.

28	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments August 31, 2013 (Unaudited)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ALM Loan Funding (a)(b)(c):
Series 2013-7R2A, Class B, 2.86%, 4/24/24	USD	385	$367,673
Series 2013-7RA, Class C, 3.71%, 4/24/24		1,095	1,033,461
Series 2013-7RA, Class D, 5.26%, 4/24/24		475	436,287
Total Asset-Backed Securities — 0.6%			1,837,421

Common Stocks	Shares
Auto Components — 0.8%
Dana Holding Corp.		6,229	130,560
Delphi Automotive PLC		8,900	489,678
The Goodyear Tire & Rubber Co. (d)		84,967	1,709,536
Lear Corp.		379	26,056

			2,355,830
Automobiles — 1.5%
General Motors Co. (d)		125,954	4,292,512
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (d)		7,130	83,065
Capital Markets — 1.9%
American Capital Ltd. (d)		367,401	4,585,164
E*Trade Financial Corp. (d)		49,200	690,768
Uranium Participation Corp. (d)		35,440	163,523

			5,439,455
Chemicals — 0.4%
Advanced Emissions Solutions, Inc. (d)		6,720	262,416
Huntsman Corp.		46,100	806,750

			1,069,166
Communications Equipment — 0.3%
Loral Space & Communications Ltd.		12,778	844,754
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd. (d)		281,902,800	1,423,609
Diversified Telecommunication Services — 0.3%
Broadview Networks Holdings, Inc. (d)		33,638	211,916
Level 3 Communications, Inc. (d)		22,280	498,181

			710,097
Electrical Equipment — 0.0%
Medis Technologies Ltd. (d)		70,784	1
Energy Equipment & Services — 0.8%
Laricina Energy Ltd. (d)		35,294	1,185,514
Osum Oil Sands Corp. (d)		82,000	986,367

			2,171,881
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Corp. (d)		46,168	991,227
Pinnacle Entertainment, Inc. (d)		9,073	214,848
Travelport LLC (d)(e)		975,272	863,116

			2,069,191
Insurance — 0.6%
American International Group, Inc. (d)		38,945	1,809,385
Media — 0.2%
Cablevision Systems Corp., Class A		33,005	585,178
Clear Channel Outdoor Holdings, Inc., Class A (d)		9,964	75,328

			660,506
Metals & Mining — 0.1%
African Minerals Ltd. (d)		47,050	138,918
Peninsula Energy Ltd. (d)		7,628,138	175,133

			314,051
Common Stocks	Shares		Value
Oil, Gas & Consumable Fuels — 0.0%
African Petroleum Corp. Ltd. (d)		196,300	$20,966
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd. (d)		489,913	1,348,854
Ainsworth Lumber Co. Ltd. (b)(d)		140,415	407,203
NewPage Corp. (d)		8,280	662,400
Western Forest Products, Inc. (d)		158,023	213,331
Western Forest Products, Inc.		45,762	61,694

			2,693,482
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		271	5,824
Software — 0.2%
HMH Holdings/EduMedia (d)		20,718	624,126
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (d)		42,660	970,088
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (d)		10,597	735,644
SBA Communications Corp., Class A (d)		10,597	794,775

			1,530,419
Total Common Stocks — 10.0%			29,088,408

Corporate Bonds	Par (000)
Aerospace & Defense — 0.8%
Bombardier, Inc., 4.25%, 1/15/16 (b)	USD	490	506,537
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		160	172,400
7.13%, 3/15/21		260	280,800
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		846	913,680
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		324	330,043

			2,203,460
Air Freight & Logistics — 0.2%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		342	341,869
Series 2, 12.38%, 8/16/15		346	346,483

			688,352
Airlines — 2.2%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)		404	402,626
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18 (f)		93	95,817
Series 2010-1, Class B, 6.00%, 7/12/20		372	381,552
Series 2012-3, Class C, 6.13%, 4/29/18		930	943,485
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-1, 6.72%, 7/02/24		585	637,264
Series 2009-1, Class B, 9.75%, 6/17/18		178	194,982
Series 2010-1, Class B, 6.38%, 7/02/17		500	518,750
US Airways Group, Inc., 6.13%, 6/01/18		330	299,475
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		461	486,748
Series 2012-1, Class C, 9.13%, 10/01/15		418	434,390
Series 2012-2, Class B, 6.75%, 12/03/22		300	309,750
Series 2012-2, Class C, 5.45%, 6/03/18		970	904,525
Series 2013-1, Class B, 5.38%, 5/15/23		955	907,250

			6,516,614

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	29

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Auto Components — 2.9%
Affinia Group, Inc., 7.75%, 5/01/21 (b)	USD	681	$699,727
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	156,520
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)	USD	150	151,575
Dana Holding Corp., 6.75%, 2/15/21		450	477,562
Delphi Corp., 6.13%, 5/15/21		75	81,938
GKN Holdings PLC, 5.38%, 9/19/22	GBP	200	315,513
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	USD	2,805	2,952,262
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		380	420,850
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	482	827,627
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	133	175,815
Schaeffler Holding Finance BV (g):
6.88%, 8/15/18 (b)	USD	485	504,400
6.88%, 8/15/18	EUR	335	454,928
Servus Luxembourg Holdings SCA, 7.75%, 6/15/18		220	295,183
Titan International, Inc.:
7.88%, 10/01/17	USD	465	492,900
7.88%, 10/01/17 (b)		495	524,700

			8,531,500
Building Products — 1.5%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		470	455,900
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)		403	403,000
Building Materials Corp. of America (b):
7.00%, 2/15/20		530	563,125
6.75%, 5/01/21		790	837,400
Cemex SAB de CV, 5.88%, 3/25/19 (b)		230	217,925
Momentive Performance Materials, Inc., 8.88%, 10/15/20		760	788,500
Texas Industries, Inc., 9.25%, 8/15/20		236	257,830
USG Corp., 9.75%, 1/15/18		715	824,037

			4,347,717
Capital Markets — 0.3%
E*Trade Financial Corp. (h):
0.00%, 8/31/19 (b)(i)		244	331,230
Series A 0.01%, 8/31/19		7	9,503
KCG Holdings, Inc., 8.25%, 6/15/18 (b)		228	224,010
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)		212	208,820

			773,563
Chemicals — 2.1%
Axiall Corp., 4.88%, 5/15/23 (b)		109	101,098
Basell Finance Co. BV, 8.10%, 3/15/27 (b)		420	531,161
Celanese US Holdings LLC, 5.88%, 6/15/21		727	745,175
Huntsman International LLC, 8.63%, 3/15/21		170	189,550
INEOS Finance PLC, 7.50%, 5/01/20 (b)		370	395,900
INEOS Group Holdings SA:
6.13%, 8/15/18 (b)		300	290,250
6.50%, 8/15/18	EUR	298	382,863
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	125	126,875
LSB Industries, Inc., 7.75%, 8/01/19 (b)		238	246,330
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		90	89,550
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		225	225,000
Orion Engineered Carbons Bondco GmbH, 10.00%, 6/15/18	EUR	342	504,550
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)	USD	172	166,410
PolyOne Corp., 7.38%, 9/15/20		215	237,038
Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	933	$916,672
Tronox Finance LLC, 6.38%, 8/15/20 (b)		249	237,795
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21	EUR	200	261,026
7.38%, 5/01/21 (b)	USD	357	365,032

			6,012,275
Commercial Banks — 1.1%
CIT Group, Inc.:
5.25%, 3/15/18		550	567,875
6.63%, 4/01/18 (b)		235	253,800
5.50%, 2/15/19 (b)		1,648	1,689,200
6.00%, 4/01/36		550	526,480
Lloyds TSB Bank PLC, 11.88%, 12/16/21 (a)	EUR	40	65,025

			3,102,380
Commercial Services & Supplies — 3.7%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	180	297,775
ACCO Brands Corp., 6.75%, 4/30/20	USD	76	75,050
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)		279	294,345
ARAMARK Corp., 5.75%, 3/15/20 (b)		655	668,100
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		540	568,627
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		96	99,112
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		25	26,781
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		507	513,337
Covanta Holding Corp., 6.38%, 10/01/22		635	644,333
EC Finance PLC, 9.75%, 8/01/17	EUR	503	724,555
Interactive Data Corp., 10.25%, 8/01/18	USD	1,345	1,498,061
Mobile Mini, Inc., 7.88%, 12/01/20		365	397,850
Mustang Merger Corp., 8.50%, 8/15/21 (b)		529	521,065
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		65	72,313
UR Merger Sub Corp.:
5.75%, 7/15/18		257	274,347
7.38%, 5/15/20		340	366,350
8.25%, 2/01/21		468	517,140
7.63%, 4/15/22		2,277	2,447,775
6.13%, 6/15/23		190	187,150
Verisure Holding AB:
8.75%, 9/01/18	EUR	184	266,286
8.75%, 12/01/18		100	139,764
West Corp., 8.63%, 10/01/18	USD	135	146,137

			10,746,253
Communications Equipment — 1.8%
Alcatel-Lucent USA, Inc.:
8.88%, 1/01/20 (b)		855	872,100
6.50%, 1/15/28		60	45,600
6.45%, 3/15/29		185	142,450
Avaya, Inc. (b):
7.00%, 4/01/19		275	251,625
10.50%, 3/01/21		864	667,440
CommScope Holding Co., Inc., 6.63%, 6/01/20 (b)(g)		480	475,200
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		900	976,500
10.13%, 7/01/20		1,480	1,679,800

			5,110,715

See Notes to Consolidated Financial Statements.

30	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Computers & Peripherals — 0.1%
EMC Corp., Series B, 1.75%, 12/01/13 (h)	USD	201	$322,731
Construction & Engineering — 0.3%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		200	162,000
H&E Equipment Services, Inc., 7.00%, 9/01/22		441	468,563
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		234	235,170
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)		156	151,320

			1,017,053
Construction Materials — 3.4%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	138	194,239
HD Supply, Inc.:
8.13%, 4/15/19	USD	3,333	3,707,962
11.00%, 4/15/20		1,963	2,345,785
7.50%, 7/15/20 (b)		3,457	3,612,565
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	54	84,216

			9,944,767
Consumer Finance — 0.3%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	445	475,038
IVS F. SpA, 7.13%, 4/01/20	EUR	215	283,444

			758,482
Containers & Packaging — 1.6%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17		100	140,690
9.13%, 10/15/20 (b)	USD	395	419,687
9.13%, 10/15/20 (b)		409	436,607
7.00%, 11/15/20 (b)		252	245,070
5.00%, 11/15/22	EUR	220	280,778
Berry Plastics Corp., 9.75%, 1/15/21	USD	185	214,138
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	706	933,122
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	17	17,850
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR	267	381,111
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	375	407,813
OI European Group BV, 4.88%, 3/31/21	EUR	205	273,593
Pactiv LLC, 7.95%, 12/15/25	USD	471	416,835
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		401	449,120

			4,616,414
Distributors — 0.5%
VWR Funding, Inc., 7.25%, 9/15/17		1,374	1,428,960
Diversified Consumer Services — 1.0%
APX Group, Inc. (b):
6.38%, 12/01/19		987	930,248
8.75%, 12/01/20		597	588,045
Laureate Education, Inc., 9.25%, 9/01/19 (b)		1,250	1,350,000

			2,868,293
Diversified Financial Services — 5.8%
Aircastle Ltd.:
6.75%, 4/15/17		375	397,500
6.25%, 12/01/19		326	339,855
Ally Financial, Inc.:
7.50%, 12/31/13		280	284,900
8.00%, 3/15/20		299	344,224
7.50%, 9/15/20		201	226,125
8.00%, 11/01/31 (f)		3,420	3,933,000
8.00%, 11/01/31		230	260,762
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		125	117,188
Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Co-Operative Group Ltd. (j):
6.88%, 7/08/20	GBP	170	$249,618
7.50%, 7/08/26		100	144,897
DPL, Inc.:
6.50%, 10/15/16	USD	324	341,820
7.25%, 10/15/21		851	868,020
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	600	990,259
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	300	334,125
4.25%, 5/15/23 (b)		249	224,100
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		510	504,900
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (b)		684	672,030
Lehman Brothers Holdings, Inc. (d)(e):
5.38%, 10/17/13	EUR	150	52,536
4.75%, 1/16/14		760	266,180
1.00%, 2/05/14		1,600	549,806
1.00%, 9/22/18	USD	175	44,625
1.00%, 12/31/49		620	158,100
Leucadia National Corp., 8.13%, 9/15/15		825	919,875
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		445	473,369
9.00%, 4/15/19		580	598,850
7.88%, 8/15/19		100	110,000
9.88%, 8/15/19		430	456,875
5.75%, 10/15/20		2,265	2,245,181
WMG Acquisition Corp., 11.50%, 10/01/18		761	877,052

			16,985,772
Diversified Telecommunication Services — 3.4%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		518	512,325
CenturyLink, Inc., Series V, 5.63%, 4/01/20		1,383	1,355,340
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		425	391,000
Consolidated Communications Finance Co., 10.88%, 6/01/20		345	396,750
Frontier Communications Corp., 8.50%, 4/15/20		525	573,562
Level 3 Communications, Inc., 8.88%, 6/01/19		315	336,262
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,543	1,631,722
7.00%, 6/01/20		434	437,255
8.63%, 7/15/20		1,738	1,859,660
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	250	331,404
6.75%, 8/15/24		467	624,926
tw telecom holdings, Inc.:
5.38%, 10/01/22	USD	300	285,750
5.38%, 10/01/22 (b)		260	247,650
Windstream Corp.:
7.88%, 11/01/17		393	436,230
7.75%, 10/15/20		161	164,623
6.38%, 8/01/23		246	222,323

			9,806,782
Electric Utilities — 0.6%
Homer City Generation LP (g):
8.14%, 10/01/19		155	155,775
8.73%, 10/01/26		225	228,375
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		231	242,078
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	850	1,121,421

			1,747,649

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electrical Equipment — 0.8%
Belden, Inc.:
5.50%, 9/01/22 (b)	EUR	370	$358,900
5.50%, 4/15/23		120	152,254
General Cable Corp., 5.75%, 10/01/22 (b)	USD	610	587,125
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (b)		279	290,160
Rexel SA, 5.13%, 6/15/20	EUR	259	347,442
Techem GmbH, 6.13%, 10/01/19		300	425,891
Trionista TopCo GmbH, 6.88%, 4/30/21		100	133,492

			2,295,264
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	235	276,713
Energy Equipment & Services — 3.7%
Atwood Oceanics, Inc., 6.50%, 2/01/20		140	149,800
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		335	337,512
CGG:
7.75%, 5/15/17		250	256,250
6.50%, 6/01/21		1,255	1,270,687
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		655	699,212
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		51	50,235
Gulfmark Offshore, Inc., 6.38%, 3/15/22		155	156,938
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		315	318,938
MEG Energy Corp., 6.50%, 3/15/21 (b)		1,430	1,455,025
Oil States International, Inc.:
6.50%, 6/01/19		670	706,850
5.13%, 1/15/23 (b)		344	375,820
Parker Drilling Co., 7.50%, 8/01/20 (b)		395	388,087
Peabody Energy Corp.:
6.00%, 11/15/18		674	670,630
6.25%, 11/15/21		671	647,515
7.88%, 11/01/26		375	374,062
4.75%, 12/15/41 (h)		426	329,618
Precision Drilling Corp.:
6.63%, 11/15/20		75	78,938
6.50%, 12/15/21		180	188,100
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)		234	234,000
Seadrill Ltd., 5.63%, 9/15/17 (b)		1,360	1,370,200
Tervita Corp., 8.00%, 11/15/18 (b)		277	276,308
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	306	408,469

			10,743,194
Food & Staples Retailing — 0.7%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	319	515,365
8.75%, 6/15/20		200	323,887
R&R Ice Cream PLC, 9.25%, 5/15/18 (g)	EUR	100	135,469
Rite Aid Corp.:
9.25%, 3/15/20		375	424,219
6.75%, 6/15/21 (b)	USD	415	420,187
Zobele Holding SpA, 7.88%, 2/01/18	EUR	100	137,452

			1,956,579
Food Products — 0.9%
Darling International, Inc., 8.50%, 12/15/18	USD	115	126,500
Findus Bondco SA:
9.13%, 7/01/18	EUR	168	233,716
9.50%, 7/01/18	GBP	100	162,579
Pinnacle Foods Finance LLC, 4.88%, 5/01/21 (b)	USD	392	364,560
Post Holdings, Inc., 7.38%, 2/15/22		520	548,600
Corporate Bonds	Par (000)		Value
Food Products (concluded)
Smithfield Foods, Inc., 6.63%, 8/15/22	USD	477	$488,925
Sun Merger Sub, Inc. (b):
5.25%, 8/01/18		558	560,092
5.88%, 8/01/21		175	174,563

			2,659,535
Health Care Equipment & Supplies — 2.3%
Biomet, Inc.:
6.50%, 8/01/20		1,799	1,843,975
6.50%, 10/01/20		2,081	2,075,797
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		379	410,268
7.75%, 4/15/18		100	98,250
9.88%, 4/15/18		602	632,100
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)		290	295,800
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		540	601,425
IDH Finance PLC, 6.00%, 12/01/18	GBP	103	159,220
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19	USD	229	238,446
Teleflex, Inc., 6.88%, 6/01/19		295	309,750

			6,665,031
Health Care Providers & Services — 5.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		570	609,900
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		785	802,663
8.00%, 11/15/19		108	113,400
7.13%, 7/15/20		693	699,930
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	368	517,981
Crown Newco 3 PLC, 7.00%, 2/15/18 (b)	GBP	364	575,937
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD	893	884,070
HCA Holdings, Inc., 6.25%, 2/15/21		736	737,840
HCA, Inc.:
8.50%, 4/15/19		135	145,800
6.50%, 2/15/20		1,452	1,559,085
7.88%, 2/15/20		275	296,656
7.25%, 9/15/20		1,250	1,360,937
5.88%, 3/15/22		580	598,850
4.75%, 5/01/23		392	366,030
Health Management Associates, Inc., 7.38%, 1/15/20		210	234,675
Hologic, Inc., 6.25%, 8/01/20		1,468	1,530,390
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		94	98,465
inVentiv Health, Inc., 9.00%, 1/15/18 (b)		630	642,600
Omnicare, Inc., 3.75%, 4/01/42 (h)		291	403,217
Symbion, Inc., 8.00%, 6/15/16		345	362,250
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,184	1,250,600
6.75%, 2/01/20		525	514,500
4.38%, 10/01/21 (b)		760	689,700
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		1,081	1,156,670
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	230	353,936

			16,506,082
Health Care Technology — 0.9%
IMS Health, Inc. (b):
12.50%, 3/01/18		2,225	2,625,500
6.00%, 11/01/20	USD	143	146,754

			2,772,254

See Notes to Consolidated Financial Statements.

32	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure — 3.2%
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)	USD	325	$329,875
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	480	643,908
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,334	1,480,740
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	324	503,358
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	476	644,833
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		435	595,040
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	50	51,625
5.88%, 3/15/21		219	202,575
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)		300	294,000
MCE Finance Ltd., 5.00%, 2/15/21 (b)		677	621,147
MTR Gaming Group, Inc., 11.50%, 8/01/19 (g)		281	296,191
Playa Resorts Holding BV, 8.00%, 8/15/20 (b)		150	153,000
PNK Finance Corp., 6.38%, 8/01/21 (b)		516	514,710
Regal Entertainment Group, 5.75%, 2/01/25		90	82,800
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		600	567,000
Station Casinos LLC, 7.50%, 3/01/21		1,416	1,458,480
Travelport LLC/Travelport Holdings, Inc. (b):
6.40%, 3/01/16 (a)		89	86,727
11.88%, 9/01/16		34	32,824
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(e)		305	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	300	468,397
Vougeot Bidco PLC, 7.88%, 7/15/20		204	324,833
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22	USD	76	75,050

			9,427,113
Household Durables — 2.6%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	100	136,460
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (b)	USD	228	225,720
Beazer Homes USA, Inc., 6.63%, 4/15/18		50	52,688
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		410	419,225
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)	USD	291	287,362
Jarden Corp., 7.50%, 1/15/20	EUR	305	425,298
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD	950	1,002,250
Libbey Glass, Inc., 6.88%, 5/15/20		288	307,800
Pulte Group, Inc., 6.38%, 5/15/33		190	170,050
RPG Byty Sro, 6.75%, 5/01/20	EUR	190	242,325
The Ryland Group, Inc., 6.63%, 5/01/20	USD	340	352,750
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	303	446,513
Standard Pacific Corp.:
10.75%, 9/15/16	USD	1,290	1,531,875
8.38%, 1/15/21		970	1,086,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (b):
7.75%, 4/15/20		300	327,750
5.25%, 4/15/21		270	255,150
William Lyon Homes, Inc., 8.50%, 11/15/20		300	318,000

			7,587,616
Household Products — 0.8%
Ontex IV SA:
7.50%, 4/15/18		100	138,794
7.50%, 4/15/18 (b)	EUR	150	208,192
9.00%, 4/15/19		213	292,068
Corporate Bonds	Par (000)		Value
Household Products (concluded)
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	USD	384	$397,440
6.63%, 11/15/22		250	256,250
Spectrum Brands, Inc.:
9.50%, 6/15/18		950	1,045,000
6.75%, 3/15/20		96	101,280

			2,439,024
Independent Power Producers & Energy Traders — 3.9%
Calpine Corp., 7.50%, 2/15/21 (b)		44	46,640
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)		414	418,658
11.25%, 12/01/18 (b)(g)		715	561,609
10.00%, 12/01/20		3,352	3,532,170
10.00%, 12/01/20 (b)		1,830	1,923,787
12.25%, 3/01/22 (b)		1,246	1,386,175
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		88	90,302
Series C, 9.68%, 7/02/26		409	433,540
Laredo Petroleum, Inc.:
9.50%, 2/15/19		485	539,563
7.38%, 5/01/22		370	390,350
NRG Energy, Inc., 7.63%, 1/15/18		1,591	1,762,032
QEP Resources, Inc., 5.38%, 10/01/22		333	318,015

			11,402,841
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)		465	465,000
Insurance — 0.8%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		1,120	1,145,200
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		225	235,125
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		664	683,920
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	138,120

			2,202,365
Internet Software & Services — 0.4%
Bankrate, Inc., 6.13%, 8/15/18 (b)	USD	293	289,704
Cerved Technologies SpA:
6.38%, 1/15/20	EUR	100	133,513
8.00%, 1/15/21		100	132,495
InterActiveCorp, 4.75%, 12/15/22	USD	421	388,373
VeriSign, Inc., 4.63%, 5/01/23 (b)		290	271,150

			1,215,235
IT Services — 4.7%
Ceridian Corp.:
11.25%, 11/15/15		125	126,563
8.88%, 7/15/19 (b)		1,685	1,895,625
11.00%, 3/15/21 (b)		2,616	3,021,480
Epicor Software Corp., 8.63%, 5/01/19		570	601,350
First Data Corp. (b):
7.38%, 6/15/19		2,406	2,496,225
8.88%, 8/15/20		535	577,800
6.75%, 11/01/20		1,350	1,380,375
10.63%, 6/15/21		738	733,387
11.75%, 8/15/21		360	336,600
SunGard Data Systems, Inc.:
7.38%, 11/15/18		550	584,375
6.63%, 11/01/19		1,498	1,520,470
WEX, Inc., 4.75%, 2/01/23 (b)		495	450,450

			13,724,700

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Machinery — 0.4%
Cleaver-Brooks, Inc., 8.75%, 12/15/19 (b)	USD	330	$349,800
DH Services Luxembourg Sarl, 7.75%, 12/15/20 (b)		93	96,023
Navistar International Corp., 8.25%, 11/01/21		367	364,706
SPX Corp., 6.88%, 9/01/17		175	193,812
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)		183	178,883

			1,183,224
Media — 9.8%
AMC Networks, Inc.:
7.75%, 7/15/21		225	248,625
4.75%, 12/15/22		292	273,750
Cablevision Systems Corp., 5.88%, 9/15/22		560	534,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		600	547,500
5.13%, 2/15/23		745	668,637
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)(d)(e)		542	397,015
Checkout Holding Corp., 9.91%, 11/15/15 (b)(i)		453	365,798
Cinemark USA, Inc., 5.13%, 12/15/22		254	237,490
Clear Channel Communications, Inc.:
9.00%, 12/15/19		676	650,650
9.00%, 3/01/21		1,223	1,161,850
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		621	616,342
Series B, 7.63%, 3/15/20		958	960,395
Series B, 6.50%, 11/15/22		1,919	1,919,000
DISH DBS Corp.:
4.25%, 4/01/18		530	522,050
5.13%, 5/01/20		899	869,782
5.88%, 7/15/22		1,010	989,800
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		176	180,840
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		910	987,350
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (b)		821	761,477
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)		1,265	1,309,275
Live Nation Entertainment, Inc. (b):
8.13%, 5/15/18		735	802,995
7.00%, 9/01/20		194	201,760
Lynx I Corp., 6.00%, 4/15/21	GBP	1,020	1,584,646
The McClatchy Co., 9.00%, 12/15/22	USD	552	582,360
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (b)		937	939,342
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		496	537,267
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		324	328,050
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	200	278,406
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		117	121,832
7.75%, 10/15/18		1,143	1,243,012
Odeon & UCI Finco PLC, 9.00%, 8/01/18 (b)	GBP	207	330,412
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)	USD	181	181,905
ProtoStar I Ltd., 18.00%, 10/15/13 (b)(d)(e)(h)		850	425
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		265	262,350
Sirius XM Radio, Inc. (b):
4.25%, 5/15/20		517	473,055
5.75%, 8/01/21		355	347,900
4.63%, 5/15/23		253	223,273
Corporate Bonds	Par (000)		Value
Media (concluded)
Sterling Entertainment Corp., 10.00%, 12/15/19	USD	875	$875,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	794	1,135,965
5.50%, 1/15/23 (b)	USD	520	473,200
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	320	479,918
Univision Communications, Inc. (b):
8.50%, 5/15/21	USD	289	312,843
6.75%, 9/15/22		118	122,425
5.13%, 5/15/23		704	664,400
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR	100	138,621
6.38%, 7/01/20 (b)		822	1,139,467
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	358	370,530

			28,353,785
Metals & Mining — 3.6%
ArcelorMittal:
9.50%, 2/15/15		315	345,713
4.25%, 8/05/15		294	302,820
4.25%, 3/01/16		125	127,500
5.00%, 2/25/17		369	377,302
6.13%, 6/01/18		328	337,840
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	460	620,118
FMG Resources August 2006 Property Ltd. (b):
6.38%, 2/01/16	USD	1,003	1,027,972
6.00%, 4/01/17		1,362	1,385,835
Global Brass & Copper, Inc., 9.50%, 6/01/19 (b)		300	327,000
Kaiser Aluminum Corp., 8.25%, 6/01/20		225	250,875
New Gold, Inc., 6.25%, 11/15/22 (b)		300	287,250
Novelis, Inc., 8.75%, 12/15/20		3,065	3,333,187
Peninsula Energy Ltd., 0.00%, 12/14/14		600	600,000
Perstorp Holding AB, 8.75%, 5/15/17 (b)		205	209,613
Steel Dynamics, Inc., 6.38%, 8/15/22		245	255,413
Taseko Mines Ltd., 7.75%, 4/15/19		420	413,700
Vedanta Resources PLC, 8.25%, 6/07/21 (b)		270	253,800

			10,455,938
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17		792	831,686
Dufry Finance SCA, 5.50%, 10/15/20 (b)		403	411,282

			1,242,968
Oil, Gas & Consumable Fuels — 9.1%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		296	304,140
6.13%, 7/15/22		275	282,563
4.88%, 5/15/23		445	413,850
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (h)		880	806,850
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		191	192,910
Aurora USA Oil & Gas, Inc. (b):
9.88%, 2/15/17		680	717,400
7.50%, 4/01/20		330	326,700
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		86	87,505
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		255	252,450
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		240	253,200
Chaparral Energy, Inc., 7.63%, 11/15/22		220	220,550
Chesapeake Energy Corp.:
7.25%, 12/15/18		120	135,900
6.63%, 8/15/20		84	90,090

See Notes to Consolidated Financial Statements.

34	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.(concluded):
6.88%, 11/15/20	USD	271	$293,358
6.13%, 2/15/21		78	81,120
Concho Resources, Inc.:
7.00%, 1/15/21		80	87,800
6.50%, 1/15/22		297	314,820
5.50%, 10/01/22		365	356,787
5.50%, 4/01/23		74	71,780
CONSOL Energy, Inc.:
8.00%, 4/01/17		422	445,210
8.25%, 4/01/20		315	333,900
Continental Resources, Inc., 7.13%, 4/01/21		370	405,150
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		150	159,375
Crown Oil Partners IV LP, 15.00%, 3/07/15		621	646,526
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		342	338,580
Denbury Resources, Inc., 4.63%, 7/15/23		771	688,117
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		465	517,312
7.75%, 6/15/19		540	561,600
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		215	236,500
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		345	366,562
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		150	150,000
Halcon Resources Corp., 8.88%, 5/15/21		415	416,037
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (b)		260	276,900
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		155	159,650
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		350	383,250
5.50%, 2/01/22 (b)		162	156,330
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)		153	145,350
Lightstream Resources Ltd., 8.63%, 2/01/20 (b)		256	243,200
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		43	40,420
6.25%, 11/01/19 (b)		717	659,640
8.63%, 4/15/20		777	780,885
7.75%, 2/01/21		60	58,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		164	171,380
4.50%, 7/15/23		250	227,500
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		199	192,035
Newfield Exploration Co., 6.88%, 2/01/20		780	817,050
Northern Oil & Gas, Inc., 8.00%, 6/01/20		310	314,650
Oasis Petroleum, Inc.:
7.25%, 2/01/19		205	217,300
6.50%, 11/01/21		290	304,500
Offshore Group Investment Ltd., 7.13%, 4/01/23		422	406,175
Pacific Drilling SA, 5.38%, 6/01/20 (b)		406	391,790
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		95	97,138
PDC Energy, Inc., 7.75%, 10/15/22		210	220,500
Penn Virginia Corp., 8.50%, 5/01/20		201	201,000
Petrobras Global Finance BV, 3.00%, 1/15/19		349	321,014
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		775	848,625
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
8.00%, 5/15/19	USD	345	$370,875
6.75%, 8/01/20		120	129,300
5.75%, 6/01/21		981	1,027,597
5.00%, 8/15/22		319	311,823
5.00%, 3/15/23		157	153,468
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		113	121,193
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		126	126,000
Rosetta Resources, Inc., 5.63%, 5/01/21		266	256,690
Sabine Pass Liquefaction LLC (b):
5.63%, 2/01/21		1,169	1,116,395
5.63%, 4/15/23		337	312,567
Sabine Pass LNG LP:
7.50%, 11/30/16		1,730	1,905,162
6.50%, 11/01/20 (b)		325	326,625
SandRidge Energy, Inc.:
8.75%, 1/15/20		30	31,350
7.50%, 2/15/23		291	281,543
SESI LLC, 6.38%, 5/01/19		205	215,763
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		100	102,500
SM Energy Co.:
6.63%, 2/15/19		210	219,450
6.50%, 11/15/21		265	278,250
6.50%, 1/01/23		310	319,300
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)		285	289,275
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)		155	154,613
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		270	273,375

			26,512,238
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		320	337,600
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		125	134,063
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		60	63,150
Clearwater Paper Corp.:
7.13%, 11/01/18		585	628,875
4.50%, 2/01/23		45	40,725
NewPage Corp., 11.38%, 12/31/14 (d)(e)		1,909	—
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19		200	209,000
6.63%, 4/15/21		140	130,200
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		260	260,650

			1,804,263
Pharmaceuticals — 2.2%
Capsugel Finance Co. SCA:
9.88%, 8/01/19 (b)	EUR	200	292,085
9.88%, 8/01/19		100	146,042
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	USD	664	750,320
Valeant Pharmaceuticals International (b):
6.88%, 12/01/18		908	962,480
6.38%, 10/15/20		271	275,404
6.75%, 8/15/21		455	468,650
VPII Escrow Corp. (b):
6.75%, 8/15/18		2,458	2,602,407
7.50%, 7/15/21		149	159,430

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	USD	615	$671,888

			6,328,706
Professional Services — 0.2%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR	120	154,633
Truven Health Analytics, Inc., 10.63%, 6/01/20	USD	510	541,875

			696,508
Real Estate Investment Trusts (REITs) — 0.7%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (b)		283	289,368
Felcor Lodging LP:
6.75%, 6/01/19		1,023	1,071,592
5.63%, 3/01/23		258	239,940
Host Hotels & Resorts LP, 2.50%, 10/15/29 (b)(h)		120	163,500
iStar Financial, Inc., 4.88%, 7/01/18		409	396,730

			2,161,130
Real Estate Management & Development — 2.6%
CBRE Services, Inc., 6.63%, 10/15/20		335	355,938
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		860	924,500
IVG Finance BV, 1.75%, 3/29/17 (h)	EUR	400	343,629
Realogy Corp. (b):
7.88%, 2/15/19	USD	2,355	2,561,062
7.63%, 1/15/20		505	565,600
9.00%, 1/15/20		335	386,925
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		339	336,458
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,405	1,541,987
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (b)		455	452,725

			7,468,824
Road & Rail — 0.7%
The Hertz Corp.:
7.50%, 10/15/18		550	594,000
6.75%, 4/15/19		290	309,212
5.88%, 10/15/20		65	66,706
7.38%, 1/15/21		440	475,200
6.25%, 10/15/22		265	269,638
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		198	195,525

			1,910,281
Semiconductors & Semiconductor Equipment — 0.3%
NXP BV/NXP Funding LLC (b):
3.75%, 6/01/18		430	415,488
9.75%, 8/01/18		100	110,500
5.75%, 2/15/21		335	335,000

			860,988
Software — 1.8%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		720	729,000
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (b)(g)		337	342,055
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(g)		295	301,637
Infor US, Inc., 9.38%, 4/01/19		2,055	2,286,187
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (b)		149	153,843
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		940	895,350
Corporate Bonds	Par (000)		Value
Software (concluded)
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)	USD	442	$479,570

			5,187,642
Specialty Retail — 3.1%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		365	403,325
Claire’s Stores, Inc. (b):
9.00%, 3/15/19		869	967,849
7.75%, 6/01/20		332	330,340
CST Brands, Inc., 5.00%, 5/01/23 (b)		378	359,100
House of Fraser Funding PLC:
8.88%, 8/15/18	GBP	321	526,530
8.88%, 8/15/18 (b)		285	467,480
Limited Brands, Inc., 8.50%, 6/15/19	USD	785	927,281
Magnolia BC SA, 9.00%, 8/01/20	EUR	260	347,959
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (b)(g)	USD	589	589,000
Michaels Stores, Inc., 7.75%, 11/01/18		234	251,842
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(g)		216	221,940
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		1,013	1,085,176
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (b)(g)		285	281,794
Penske Automotive Group, Inc., 5.75%, 10/01/22		317	313,830
QVC, Inc. (b):
7.50%, 10/01/19		625	673,799
7.38%, 10/15/20		290	315,099
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		545	594,050
5.75%, 6/01/22		512	512,640

			9,169,034
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22		440	467,500
PVH Corp., 4.50%, 12/15/22		253	234,341
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (b)		120	123,750
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (b)		502	495,725
The William Carter Co., 5.25%, 8/15/21 (b)		253	254,265

			1,575,581
Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 2.00%, 4/01/20 (h)		51	64,133
Radian Group, Inc. (h):
3.00%, 11/15/17		60	83,062
2.25%, 3/01/19		142	203,060

			350,255
Trading Companies & Distributors — 0.6%
Air Lease Corp., 4.50%, 1/15/16		590	613,600
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		490	518,175
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (b)		616	606,509

			1,738,284
Transportation Infrastructure — 0.5%
Aguila 3 SA (b):
Series 144, 7.88%, 1/31/18		320	335,200
7.88%, 1/31/18		431	451,473
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (b)		740	758,500

			1,545,173

See Notes to Consolidated Financial Statements.

36	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services — 4.6%
Crown Castle International Corp., 5.25%, 1/15/23	USD	1,126	$1,064,070
Digicel Group Ltd., 8.25%, 9/30/20 (b)		425	450,500
Digicel Ltd., 6.00%, 4/15/21 (b)		2,075	2,002,375
MetroPCS Wireless, Inc., 6.63%, 11/15/20		508	527,050
NII Capital Corp., 7.63%, 4/01/21		341	260,865
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	100	160,394
9.50%, 4/01/18 (b)		400	641,576
Softbank Corp., 4.50%, 4/15/20 (b)	USD	785	742,170
Sprint Capital Corp., 6.88%, 11/15/28		1,014	915,135
Sprint Communications, Inc. (b):
9.00%, 11/15/18		3,598	4,200,665
7.00%, 3/01/20		1,883	2,024,225
T-Mobile USA, Inc., 5.25%, 9/01/18 (b)		375	378,750

			13,367,775
Total Corporate Bonds — 107.1%			311,780,875

Floating Rate Loan Interests (a)
Airlines — 1.0%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		392	392,683
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		642	593,997
2.30%, 3/10/17		643	594,820
1.68%, 9/10/18		544	481,099
1.68%, 9/10/18		539	477,042
1.68%, 9/10/18		535	473,797

			3,013,438
Auto Components — 1.2%
Federal-Mogul Corp.:
Term Loan B, 2.12% — 2.13%, 12/29/14		2,006	1,953,006
Term Loan C, 2.12% — 2.13%, 12/28/15		980	954,580
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		580	580,899

			3,488,485
Building Products — 0.1%
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		423	419,264
Capital Markets — 0.8%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		1,416	1,420,464
Knight Capital Group, Inc., Term Loan B, 5.75%, 12/05/17		360	358,427
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		340	338,018
Term Loan, 4.18%, 5/15/17		120	119,447

			2,236,356
Chemicals — 0.2%
MacDermid, Inc., 2nd Lien Term Loan, 7.75%, 12/07/20		135	136,350
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		300	299,157
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, Term Loan, 4.75%, 2/03/20		55	55,219

			490,726
Commercial Services & Supplies — 0.4%
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		409	408,838
Floating Rate Loan Interests (a)	Par (000)		Value
Commercial Services & Supplies (concluded)
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17	USD	260	$260,814
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		409	407,859
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		260	260,244

			1,337,755
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		1,403	1,408,660
Term Loan D, 6.25%, 1/30/19	EUR	547	724,900
Avaya, Inc., Term Loan B5, 8.00%, 3/30/18	USD	125	118,367
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19		1,471	1,474,894

			3,726,821
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		859	861,427
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 5.50% — 6.50%, 8/25/19		265	263,675
Diversified Consumer Services — 0.3%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		143	142,277
ServiceMaster Co.:
Extended Term Loan, 4.44%, 1/31/17		165	160,279
Term Loan, 4.25%, 1/31/17		463	448,563

			751,119
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc.:
2016 Term Loan, 4.00%, 1/15/20		405	404,664
2019 Term Loan B, 4.00%, 8/01/19		270	269,495
Term Loan, 4.75%, 8/01/19		480	479,496

			1,153,655
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		185	183,766
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		110	112,716
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		214	215,730
Health Care Equipment & Supplies — 0.3%
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		755	752,633
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		282	279,329

			1,031,962
Health Care Providers & Services — 0.2%
Genesis HealthCare Corp., Term Loan B, 10.00% —10.75%, 9/25/17		234	240,582
inVentiv Health, Inc., Combined Term Loan, 7.50%, 8/04/16		368	358,948

			599,530
Hotels, Restaurants & Leisure — 4.3%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		465	464,130
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		440	440,546

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20	USD	1,205	$1,201,988
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		7,233	6,882,580
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		541	538,496
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		560	561,394
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		655	656,913
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		928	933,863
Travelport LLC:
2nd Lien PIK Term Loan 2, 8.38%, 12/01/16		441	440,486
2nd Lien Term Loan 1, 9.50%, 1/29/16		106	109,715
Refinancing Term Loan, 6.25%, 6/26/19		300	302,850

			12,532,961
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		579	580,675
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		338	339,359
IT Services — 0.4%
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		305	304,683
First Data Corp., Extended 2018 Term Loan B, 4.18%, 3/23/18		785	776,710

			1,081,393
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		203	204,988
Machinery — 1.3%
Gardner Denver, Inc.:
Term Loan, 4.25%, 7/30/20		1,236	1,229,649
Term Loan, 4.75%, 7/30/20	EUR	1,358	1,789,284
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20	USD	717	709,333

			3,728,266
Media — 1.6%
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		320	228,335
Tranche 1 Incremental, 6.00%, 7/03/14		1,598	1,128,475
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		136	126,704
Term Loan C, 3.83%, 1/29/16		100	91,997
Term Loan D, 6.93%, 1/30/19		1,487	1,364,220
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		432	433,144
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		50	47,819
Harron Communications Corp., Refinancing Term Loan B, 3.50%, 6/19/20		590	590,490
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		225	230,625
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		247	246,441
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		120	119,396

			4,607,646
Floating Rate Loan Interests (a)	Par (000)		Value
Metals & Mining — 0.8%
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20	USD	888	$907,750
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		1,430	1,434,831

			2,342,581
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		2,225	2,265,784
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		680	680,126
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		235	236,030
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		864	870,412
Term Loan B, 5.75%, 3/22/19		369	371,843

			4,424,195
Pharmaceuticals — 0.7%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		975	976,833
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		725	720,687
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		310	309,644

			2,007,164
Real Estate Investment Trusts (REITs) — 0.2%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		693	692,772
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		93	93,137
Extended Term Loan, 4.50%, 3/05/20		459	461,374

			554,511
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		272	270,839
Software — 0.4%
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		145	144,698
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		60	60,900
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		504	506,719
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		515	532,381

			1,244,698
Specialty Retail — 0.3%
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		542	545,117
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		265	264,287

			809,404
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,126	1,077,906
Thrifts & Mortgage Finance — 0.2%
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		608	614,255
Total Floating Rate Loan Interests — 19.6%			57,000,038

See Notes to Consolidated Financial Statements.

38	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Investment Companies	Shares		Value
Exchange-Traded Fund — 0.2%
iShares MSCI EAFE Index Fund (n)		12,240	$724,241
Total Investment Companies — 0.2%			724,241

Other Interests (k)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow	USD	460	2,300
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (d)		2,830	28
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (d)		575	6
Media — 0.0%
Adelphia Preferred Escrow (d)		750	8
Adelphia Recovery Trust (d)		941	9,406

			9,414
Total Other Interests — 0.0%			11,748

Preferred Securities

Capital Trusts		Par (000)
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (b)(l)		100	97,921

Preferred Stocks		Shares
Auto Components — 1.7%
Dana Holding Corp., 4.00% (b)(h)		28,800	5,059,800

Trust Preferreds
Diversified Financial Services — 1.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (a)		152,140	4,017,780
Total Preferred Securities — 3.1%			9,175,501

Warrants (m)
Containers & Packaging — 0.1%
MDP Acquisitions PLC, (Issued/exercisable 12/31/02, 3 Shares for 1 Warrant, Expires 10/01/13, Strike Price EUR 0.001)		700	73,826
Health Care Providers & Services — 0.0%
HealthSouth Corp., (Expires 1/16/14)		32,042	—
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)		19,023	$29,086
(Expires 9/30/14)		3,424	6,293

			35,379
Metals & Mining — 0.0%
Peninsula Energy Ltd., (Expires 12/31/15)		2,343,076	16,058
Peninsula Minerals Ltd., (Expires 12/31/15)		3,966,632	38,836

			54,894
Software — 0.0%
HMH Holdings/EduMedia, (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		1,164	—
Total Warrants — 0.1%			164,099
Total Long-Term Investments (Cost — $408,530,445) — 140.7%			409,782,331

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)		1,962,371	1,962,371
Total Short-Term Securities (Cost — $1,962,371) — 0.7%			1,962,371

Options Purchased
(Cost — $1,161,168) — 0.4%			1,322,693
Total Investments Before Options Written (Cost — $411,653,984) — 141.8%			413,067,395

Options Written
(Premiums Received — $289,600) — (0.1)%			(305,850)
Total Investments, Net of Options Written — 141.7%			412,761,545
Liabilities in Excess of Other Assets — (41.7)%			(121,490,754)

Net Assets — 100.0%			$291,270,791

Notes to Consolidated Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$1,837,421	—

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Convertible security.

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n)	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 28, 2013	Shares Purchased	Shares Sold	Shares Held at August 31, 2013	Value at August 31, 2013	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	2,103,451	(141,080)[1]	—	1,962,371	$1,962,371	$295	—
iShares iBoxx $ High Yield Corporate Bond ETF[2]	—	26,548	(26,548)	—	—	$12,719	$(35,468)
iShares MSCI EAFE Index Fund	—	12,240	—	12,240	$724,241	$2,251	—

[1]	Represents net shares purchased.

[2]	No longer held by the Trust as of report date.

(o)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(22)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	$2,734,188	$(1,409)
(12)	2-Year US Treasury Note	Chicago Board of Trade	December 2013	$2,637,000	(171)
(32)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	$3,829,750	4,708
Total					$3,128

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	336,929	EUR	255,000	Credit Suisse International	9/03/13	$(92)
USD	284,920	GBP	184,000	Bank of America N.A.	9/03/13	(225)
EUR	255,000	USD	336,953	Credit Suisse International	9/25/13	91
USD	1,795,360	EUR	1,345,000	Barclays PLC	9/25/13	17,618
USD	21,315,870	EUR	15,864,000	UBS AG	9/25/13	347,771
GBP	184,000	USD	284,814	Bank of America N.A.	10/22/13	226
GBP	26,000	USD	39,913	Citibank N.A.	10/22/13	364
USD	461,860	AUD	507,000	UBS AG	10/22/13	12,040
USD	4,358,025	CAD	4,535,000	JPMorgan Chase Bank N.A.	10/22/13	57,633
USD	150,763	GBP	100,000	Bank of America N.A.	10/22/13	(4,150)
USD	158,155	GBP	102,000	Bank of America N.A.	10/22/13	144
USD	162,564	GBP	105,000	Barclays PLC	10/22/13	(94)
USD	9,355,663	GBP	6,204,000	Deutsche Bank AG	10/22/13	(255,112)
USD	158,151	GBP	104,000	Deutsche Bank AG	10/22/13	(2,958)
USD	77,498	GBP	49,830	Deutsche Bank AG	10/22/13	305
Total						$173,561

See Notes to Consolidated Financial Statements.

40	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•	Exchange-traded options purchased as of August 31, 2013 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	165.00	9/21/13	308	$103,488
SPDR S&P 500 ETF Trust	Put	USD	164.00	9/21/13	1,030	292,005
SPDR S&P 500 ETF Trust	Put	USD	161.00	10/19/13	1,184	355,200
SPDR S&P 500 ETF Trust	Put	USD	164.00	10/19/13	1,375	572,000
Total						$1,322,693

•	Over-the-counter options purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	19	—

•	Exchange-traded options written as of August 31, 2013 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Put	USD	156.00	9/21/13	(1,030)	$(72,100)
SPDR S&P 500 ETF Trust	Put	USD	156.00	10/19/13	(1,375)	(233,750)
Total						$(305,850)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	67	$16,845	$20,858	$(4,012)
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	67	16,845	20,537	(3,692)
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	67	16,846	18,609	(1,764)
Total						$50,536	$60,004	$(9,468)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	67	$(7,149)	$(10,424)	$3,275
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	67	(7,149)	(10,437)	3,289
Radioshack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC	USD	67	(7,149)	(8,546)	1,398
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	274	(52,121)	(78,774)	26,653
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	76	(14,452)	(18,934)	4,482
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	110	(24,651)	(26,228)	1,577
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	110	(24,651)	(26,228)	1,577
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	324	(73,017)	(74,047)	1,031
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	76	(17,009)	(16,404)	(605)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	367	(82,624)	(64,344)	(18,279)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	44	(9,830)	(8,952)	(878)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	225	(58,628)	(56,417)	(2,212)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	430	(112,028)	(104,403)	(7,625)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	767	(199,885)	(188,868)	(11,017)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	124	(32,201)	(25,276)	(6,926)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	202	(71,576)	(55,887)	(15,689)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	242	(85,610)	(75,123)	(10,488)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	141	(49,920)	(41,455)	(8,466)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B	USD	470	76,466	—	76,466
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	1,600	326,907	—	326,907
Level 3 Communications, Inc.	5.00%	Goldman Sachs International	6/20/19	CCC+	USD	1,000	20,768	(89,035)	109,803
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	75	(8,531)	(7,054)	(1,477)
Markit CMBX North America AAA Index Series 3	0.50%	Citibank N.A.	12/13/49	BBB-	USD	155	(17,630)	(14,674)	(2,956)
Total							$(531,670)	$(1,001,510)	$469,840

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$1,837,421	$1,837,421
Common Stocks	$22,410,105	$2,208,496	4,469,807	29,088,408
Corporate Bonds	—	308,676,572	3,104,303	311,780,875
Floating Rate Loan Interests	—	48,517,130	8,482,908	57,000,038
Investment Companies	724,241	—	—	724,241
Other Interests	9,406	—	2,342	11,748
Preferred Securities	4,017,780	5,157,721	—	9,175,501
Warrants	112,662	—	51,437	164,099
Short-Term Securities	1,962,371	—	—	1,962,371
Options Purchased:
Equity Contracts	1,322,693	—	—	1,322,693
Unfunded Loan Commitments	—	8,058	—	8,058

Total	$30,559,258	$364,567,977	$17,948,218	$413,075,453

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$153,085	$403,373	$556,458
Interest rate contracts	$4,708	—	—	4,708
Foreign currency exchange contracts	—	436,192	—	436,192
Liabilities:
Credit contracts	—	(96,086)	—	(96,086)
Equity contracts	(305,850)	—	—	(305,850)
Interest rate contracts	(1,580)	—	—	(1,580)
Foreign currency exchange contracts	(317)	(262,314)	—	(262,631)

Total	$(303,039)	$230,877	$403,373	$331,211

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

42	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,565	—	—	$1,565
Foreign currency at value	11,461	—	—	11,461
Cash pledged for financial futures contracts	80,000	—	—	80,000
Liabilities:
Loan payable	—	$(121,000,000)	—	(121,000,000)
Cash received as collateral for over-the-counter swaps	—	(500,000)	—	(500,000)

Total	$93,026	$(121,500,000)	—	$(121,406,974)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets/Liabilities:
Opening Balance, as of February 28, 2013	—	$5,113,705	$4,368,858	$14,775,855	$11,542	$75,505	$24,345,465
Transfers into Level 3	—	—	—	289,955	—	—	289,955
Transfers out of Level 3[1]	—	(769)	(505,856)	(2,885,615)	—	—	(3,392,240)
Accrued discounts/premiums	—	—	2,832	23,261	—	—	26,093
Net realized gain (loss)	—	(5,626)	26,279	209,033	—	1,117	230,803
Net change in unrealized appreciation/depreciation[2]	—	(637,500)	(4,558)	(164,744)	(9,200)	(25,185)	(841,187)
Purchases	$1,837,421	—	12,300	3,819,824	—	—	5,669,545
Sales	—	(3)	(795,552)	(7,584,661)	—	—	(8,380,216)

Closing Balance, as of August 31, 2013	$1,837,421	$4,469,807	$3,104,303	$8,482,908	$2,342	$51,437	$17,948,218

[1]

As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $3,392,240 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(651,814).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets:
Opening Balance, as of February 28, 2013	—
Transfers into Level 3	$468,208
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[3]	(64,835)
Purchases	—
Issues[4]	—
Sales	—
Settlements[5]	—

Closing Balance, as of August 31, 2013	$403,373

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2013 was $(64,835).

[4]	Issues represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	43

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2013. The table does not include Level 3 investments with values based upon unadjusted third party pricing information. Level 3 investments valued using third party pricing information was $11,279,072. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks[2]	$211,916	Market Comparable Companies	Forecasted EBITDA Multiple	3.50x
	2,171,881	Market Comparable Companies	2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	CAD[3] 0.35x — 0.53x
			PV-10 Multiple[4]	0.13x — 0.21x
	1,423,609	Market Comparable Companies	Offshore EBITDA Multiple	8.25x
			Onshore EBITDA Multiple	4.75x
			Implied Last 12 Months EBITDA Multiple	6.95x
Corporate Bonds[5]	688,352	Market Comparable Companies	Yield	12.10%
	425	Estimated Recovery Value	Recovery Rate	0.05%
	646,526	Discounted Cash Flow	Yield	12.00%
	875,000	Market Comparable Companies	Last 12 Months EBITDA Multiple	10.00x
	600,000	Cost[6]	N/A	—
Warrants[7]	35,379	Estimated Recovery Value	Distribution Rate	$1.36 —$1.63
	16,058	Black-Scholes	Implied Volatility	67.605%

Total	$6,669,146

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Forecasted EBITDA Multiple	Increase	Decrease
2P (Proved and Probable) Reserves + 2C (Contingent) Resources Multiple	Increase	Decrease
PV-10 Multiple	Increase	Decrease
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Implied Last 12 Months EBITDA Multiple	Increase	Decrease
Yield	Decrease	Increase
Recovery Rate	Increase	Decrease
Last 12 Months EBITDA Multiple	Increase	Decrease
Distribution Rate	Increase	Decrease
Implied Volatility	Increase	Decrease

[2]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as common stocks changed to a market approach. The investment was previously valued utilizing the company’s financial restructuring plan. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[3]	Canadian Dollar.

[4]	Present value of estimated future oil and gas revenues, net of estimated direct expenses, discounted at an annual rate of 10%.

[5]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as corporate bonds changed to a market approach. The investment was previously valued utilizing acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[6]

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[7]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as warrants changed to an as estimated recovery value approach. The investments were previously valued utilizing a discounted vendor price. The estimated recovery value is considered to be a more relevant measure of fair value for these investments.

See Notes to Consolidated Financial Statements.

44	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments August 31, 2013 (Unaudited)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACAS CLO Ltd., Series 2013-1A, Class D, 4.09%, 4/20/25 (a)(b)	USD	500	$471,250
ALM Loan Funding (a)(b)(c):
Series 2013-7R2A, Class B, 2.86%, 4/24/24		625	596,875
Series 2013-7RA, Class C, 3.71%, 4/24/24		1,750	1,651,650
Series 2013-7RA, Class D, 5.26%, 4/24/24		750	688,875
Apidos CDO XI, Series 2012-11A, Class D, 4.52%, 1/17/23 (a)(b)		550	546,425
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24 (a)(b)		1,050	998,025
Carlyle Global Market Strategies CLO Ltd. (a)(b):
Series 2012-4A, Class D, 4.77%, 1/20/25		600	602,124
Series 2013-1A, Class C, 4.26%, 2/14/25		250	245,975
Cavalry CLO Ltd., Series 2A, Class D, 4.27%, 1/17/24 (a)(b)		500	486,250
CFIP CLO Ltd., Series 2013-1A, Class D, 4.02%, 4/20/24 (a)(b)		1,000	930,000
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.27%, 4/20/23 (a)(b)		765	754,596
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.27%, 9/20/22 (a)(b)		1,200	1,204,800
LCM IX LP, Series 9A, Class E, 4.47%, 7/14/22 (a)(b)		1,000	910,400
LCM XI LP, Series 11A, Class D2, 4.22%, 4/19/22 (a)(b)		1,300	1,274,000
Madison Park Funding I Ltd., Series 2013-11A, Class D, 3.76%, 10/23/25 (a)(b)(c)		305	290,360
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.17%, 1/22/25 (a)(b)		500	488,750
OZLM Funding Ltd., Series 2012-2A, Class C, 4.62%, 10/30/23 (a)(b)		500	498,400
West CLO Ltd., Series 2012-1A, Class C, 5.02%, 10/30/23 (a)(b)		1,145	1,151,985
Total Asset-Backed Securities — 3.0%			13,790,740

Common Stocks		Shares
Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (a)(d)		339,340	271,472
Containers & Packaging — 0.2%
Smurfit Kappa Group PLC		36,342	739,145
Diversified Financial Services — 0.8%
Kcad Holdings I Ltd.(d)		756,012,055	3,817,861
Electrical Equipment — 0.0%
Medis Technologies Ltd. (d)		286,757	3
Hotels, Restaurants & Leisure — 0.0%
HRP PIK Corp., Class B (d)		5,000	—
Metals & Mining — 0.1%
Euramax International (d)		2,337	467,460
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd. (a)(d)		1,256,924	3,460,628
NewPage Corp. (d)		9,120	729,600
Western Forest Products, Inc.		211,149	284,659

			4,474,887
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		1,707	36,683
Software — 0.3%
HMH Holdings/EduMedia (d)		52,041	1,567,744
Common Stocks	Shares		Value
Specialty Retail — 0.0%
Movie Gallery, Inc. (d)		503,737	$5
Total Common Stocks — 2.4%			11,375,260

Corporate Bonds	Par (000)
Aerospace & Defense — 0.9%
Bombardier, Inc., 4.25%, 1/15/16 (a)	USD	980	1,013,075
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		666	624,375
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		715	772,200
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,364	1,473,120
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		247	251,607

			4,134,377
Airlines — 0.8%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		469	467,405
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		1,485	1,506,533
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		163	178,733
US Airways Group, Inc., 6.13%, 6/01/18		280	254,100
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		1,530	1,453,500

			3,860,271
Auto Components — 2.2%
Affinia Group, Inc., 7.75%, 5/01/21 (a)		790	811,725
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	156,520
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)	USD	150	151,575
Delphi Corp., 6.13%, 5/15/21		250	273,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16		220	227,975
8.00%, 1/15/18		4,035	4,246,837
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	392	673,091
5.63%, 2/01/23 (a)	USD	425	409,063
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	106	140,123
Schaeffler Holding Finance BV (e):
6.88%, 8/15/18 (a)	USD	785	816,400
6.88%, 8/15/18	EUR	270	366,659
Servus Luxembourg Holdings SCA, 7.75%, 6/15/18		175	234,804
Titan International, Inc.:
7.88%, 10/01/17	USD	940	996,400
7.88%, 10/01/17 (a)		530	561,800
Venture Holdings Co. LLC (d)(f):
12.00%, 7/01/49		4,450	—
Series B, 9.50%, 7/01/05		1,800	—

			10,066,097
Automobiles — 0.1%
Ford Motor Co., 4.25%, 11/15/16 (g)		314	599,740
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		57	65,123
Building Products — 1.0%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		300	291,000
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		639	639,000

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Building Products (concluded)
Building Materials Corp. of America (a):
7.00%, 2/15/20	USD	1,000	$1,062,500
6.75%, 5/01/21		590	625,400
Cemex SAB de CV, 5.88%, 3/25/19 (a)		260	246,350
Momentive Performance Materials, Inc., 8.88%, 10/15/20		375	389,062
Texas Industries, Inc., 9.25%, 8/15/20		378	412,965
USG Corp., 9.75%, 1/15/18		980	1,129,450

			4,795,727
Capital Markets — 0.2%
E*Trade Financial Corp., 0.00%, 8/31/19 (a)(g)(h)		593	804,997
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		173	169,973
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		135	132,975

			1,107,945
Chemicals — 3.0%
Ashland, Inc., 3.88%, 4/15/18 (a)		475	467,875
Chemtura Corp., 5.75%, 7/15/21		145	143,188
Ciech Group Financing AB, 9.50%, 11/30/19	EUR	130	186,633
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15 (a)	USD	4,171	8,716,945
Huntsman International LLC, 8.63%, 3/15/21		735	819,525
INEOS Finance PLC, 7.50%, 5/01/20 (a)		295	315,650
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)		485	469,237
6.50%, 8/15/18	EUR	224	287,790
LSB Industries, Inc., 7.75%, 8/01/19 (a)	USD	218	225,630
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		225	225,000
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (a)		800	884,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		188	181,890
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50%, 4/15/21 (a)		706	691,880
Tronox Finance LLC, 6.38%, 8/15/20 (a)		288	275,040
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 5.75%, 2/01/21	EUR	100	130,513

			14,020,796
Commercial Banks — 0.6%
CIT Group, Inc.:
5.00%, 5/15/17	USD	620	643,250
6.63%, 4/01/18 (a)		120	129,600
5.50%, 2/15/19 (a)		1,886	1,933,150
Lloyds TSB Bank PLC, 11.88%, 12/16/21 (b)	EUR	32	52,020

			2,758,020
Commercial Services & Supplies — 2.4%
ACCO Brands Corp., 6.75%, 4/30/20	USD	212	209,350
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		206	217,330
ARAMARK Corp., 5.75%, 3/15/20 (a)		1,052	1,073,040
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		672	695,354
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		55	58,919
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		216	218,700
Covanta Holding Corp., 6.38%, 10/01/22		800	811,758
EC Finance PLC, 9.75%, 8/01/17	EUR	60	86,428
The Geo Group, Inc., 7.75%, 10/15/17	USD	850	884,000
Interactive Data Corp., 10.25%, 8/01/18		1,545	1,720,821
Mobile Mini, Inc., 7.88%, 12/01/20		640	697,600
UR Merger Sub Corp.:
5.75%, 7/15/18		877	936,197
7.38%, 5/15/20		435	468,712
7.63%, 4/15/22		2,328	2,502,600
Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
Verisure Holding AB:
8.75%, 9/01/18	EUR	178	$257,603
8.75%, 12/01/18		149	208,249
West Corp., 8.63%, 10/01/18	USD	315	340,988

			11,387,649
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc., 8.88%, 1/01/20 (a)		1,526	1,556,520
Avaya, Inc. (a):
7.00%, 4/01/19		485	443,775
10.50%, 3/01/21		754	582,465
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(e)		435	430,650
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,000	1,085,000
10.13%, 7/01/20		1,020	1,157,700

			5,256,110
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		200	201,000
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		230	223,100

			424,100
Construction Materials — 1.4%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	106	149,198
HD Supply, Inc.:
8.13%, 4/15/19	USD	2,938	3,268,525
11.00%, 4/15/20		556	664,420
7.50%, 7/15/20 (a)(i)		2,092	2,186,140
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	46	71,739

			6,340,022
Consumer Finance — 0.1%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	USD	280	302,885
6.63%, 8/15/17		148	167,124
IVS F. SpA, 7.13%, 4/01/20	EUR	170	224,119

			694,128
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17		100	140,690
9.13%, 10/15/20 (a)	USD	300	318,750
Ball Corp., 6.75%, 9/15/20		310	334,800
Berry Plastics Corp., 9.75%, 1/15/21		210	243,075
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	1,243	1,642,876
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	103	108,150

			2,788,341
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		615	639,600
Diversified Consumer Services — 0.7%
APX Group, Inc. (a):
6.38%, 12/01/19		613	577,753
8.75%, 12/01/20		979	964,315
Laureate Education, Inc., 9.25%, 9/01/19 (a)		1,025	1,107,000
Rent-A-Center, Inc., 4.75%, 5/01/21 (a)		494	456,950

			3,106,018

See Notes to Consolidated Financial Statements.

46	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services — 3.7%
Aircastle Ltd., 6.25%, 12/01/19	USD	261	$272,093
Ally Financial, Inc.:
7.50%, 12/31/13		90	91,575
8.30%, 2/12/15		1,330	1,436,400
7.50%, 9/15/20		1,990	2,238,750
8.00%, 11/01/31		2,235	2,570,250
8.00%, 11/01/31		399	452,366
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		128	120,000
Co-Operative Group Ltd., 6.88%, 7/08/20 (j)	GBP	240	352,402
DPL, Inc.:
6.50%, 10/15/16	USD	50	52,750
7.25%, 10/15/21		130	132,600
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	400	660,172
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)	USD	415	410,850
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		462	453,915
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		1,943	2,066,866
9.00%, 4/15/19		195	201,338
9.88%, 8/15/19		1,015	1,078,437
5.75%, 10/15/20		3,640	3,608,150
6.88%, 2/15/21		515	543,325
WMG Acquisition Corp., 11.50%, 10/01/18		544	626,960

			17,369,199
Diversified Telecommunication Services — 1.1%
CenturyLink, Inc., Series V, 5.63%, 4/01/20		653	639,940
Level 3 Communications, Inc., 8.88%, 6/01/19		520	555,100
Level 3 Financing, Inc.:
8.13%, 7/01/19		2,902	3,068,865
7.00%, 6/01/20		340	342,550
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	119	157,748
6.75%, 8/15/24		222	297,074
Windstream Corp., 7.75%, 10/15/20	USD	29	29,653

			5,090,930
Electric Utilities — 0.2%
Homer City Generation LP (e):
8.14%, 10/01/19		250	251,250
8.73%, 10/01/26		360	365,400
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		378	396,447

			1,013,097
Electrical Equipment — 0.3%
Belden, Inc., 5.50%, 9/01/22 (a)	USD	360	349,200
General Cable Corp., 5.75%, 10/01/22 (a)		670	644,875
Techem GmbH, 6.13%, 10/01/19	EUR	200	283,927
Trionista TopCo GmbH, 6.88%, 4/30/21		100	133,492

			1,411,494
Energy Equipment & Services — 2.5%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)	USD	1,680	1,692,600
CGG, 6.50%, 6/01/21		1,000	1,012,500
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		469	500,657
Gulfmark Offshore, Inc., 6.38%, 3/15/22		130	131,625
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		265	268,313
MEG Energy Corp., 6.50%, 3/15/21 (a)		1,518	1,544,565
Oil States International, Inc.:
6.50%, 6/01/19		1,319	1,391,545
5.13%, 1/15/23 (a)		653	713,402
Energy Equipment & Services (concluded)
Peabody Energy Corp.:
6.00%, 11/15/18	USD	985	$980,075
6.25%, 11/15/21		975	940,875
Precision Drilling Corp.:
6.63%, 11/15/20		125	131,563
6.50%, 12/15/21		505	527,725
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		377	377,000
Seadrill Ltd., 5.63%, 9/15/17 (a)		783	788,872
Tervita Corp., 8.00%, 11/15/18 (a)		442	440,895
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	302	403,130

			11,845,342
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	192	310,188
8.75%, 6/15/20		100	161,944
R&R Ice Cream PLC, 9.25%, 5/15/18 (e)	EUR	100	135,469
Rite Aid Corp., 9.25%, 3/15/20		435	492,094

			1,099,695
Food Products — 0.4%
Findus Bondco SA:
9.13%, 7/01/18		133	185,025
9.50%, 7/01/18	GBP	100	162,579
Post Holdings, Inc., 7.38%, 2/15/22	USD	545	574,975
Smithfield Foods, Inc., 6.63%, 8/15/22		554	567,850
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		150	150,563
5.88%, 8/01/21		140	139,650

			1,780,642
Gas Utilities — 0.3%
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18		1,095	1,185,338
Health Care Equipment & Supplies — 1.3%
Biomet, Inc.:
6.50%, 8/01/20		1,211	1,241,275
6.50%, 10/01/20		2,593	2,586,517
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		295	319,338
7.75%, 4/15/18		770	756,525
9.88%, 4/15/18		350	367,500
IDH Finance PLC, 6.00%, 12/01/18	GBP	103	159,220
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19	USD	232	241,570
Teleflex, Inc., 6.88%, 6/01/19		475	498,750

			6,170,695
Health Care Providers & Services — 2.0%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		700	749,000
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		345	352,763
8.00%, 11/15/19		399	418,950
7.13%, 7/15/20		254	256,540
Crown Newco 3 PLC:
7.00%, 2/15/18 (a)	GBP	108	170,882
7.00%, 2/15/18		194	306,955
HCA, Inc.:
7.88%, 2/15/20	USD	1,245	1,343,044
7.25%, 9/15/20		270	293,963
Hologic, Inc., 6.25%, 8/01/20		977	1,018,522
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		68	71,230
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		255	260,100

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	47

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp.:
6.25%, 11/01/18	USD	814	$859,787
6.75%, 2/01/20		340	333,200
8.00%, 8/01/20		382	396,803
4.38%, 10/01/21 (a)		617	559,927
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		1,680	1,797,600

			9,189,266
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		3,205	3,781,900
Hotels, Restaurants & Leisure — 2.3%
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20		882	842,310
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		260	263,900
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	1,744	2,339,532
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,040	1,154,400
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	235	318,352
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (d)(f)	USD	6,892	1
HRP Myrtle Beach Operations LLC (a)(d)(f):
12.50%, 4/01/13		5,000	1
12.50%, 4/01/14		5,000	1
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	345	471,928
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	50	51,625
5.88%, 3/15/21		211	195,175
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		609	596,820
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		150	153,000
PNK Finance Corp., 6.38%, 8/01/21 (a)		375	374,062
Sabre, Inc., 8.50%, 5/15/19 (a)		577	621,717
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		412	389,340
Station Casinos LLC, 7.50%, 3/01/21		1,618	1,666,540
Travelport LLC/Travelport Holdings, Inc., 6.40%, 3/01/16 (a)(b)		877	851,047
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(f)		530	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	200	312,264
Vougeot Bidco PLC, 7.88%, 7/15/20		103	164,009

			10,766,024
Household Durables — 1.6%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	280	382,089
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)	USD	366	362,340
Beazer Homes USA, Inc., 6.63%, 4/15/18		640	674,400
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		655	669,737
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		188	185,650
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		1,505	1,587,775
KB Home, 7.25%, 6/15/18		635	673,100
Libbey Glass, Inc., 6.88%, 5/15/20		145	154,969
RPG Byty Sro, 6.75%, 5/01/20	EUR	160	204,063
Spie BondCo 3 SCA, 11.00%, 8/15/19		244	359,568
Standard Pacific Corp., 8.38%, 1/15/21	USD	1,685	1,887,200
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		431	407,295

			7,548,186
Household Products — 0.4%
Ontex IV SA:
7.50%, 4/15/18	EUR	100	$138,794
9.00%, 4/15/19		217	297,553
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	175	181,125
6.63%, 11/15/22		200	205,000
Spectrum Brands, Inc., 9.50%, 6/15/18		840	924,000

			1,746,472
Independent Power Producers & Energy Traders — 3.1%
Calpine Corp., 7.50%, 2/15/21 (a)		157	166,420
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		441	445,961
10.00%, 12/01/20 (a)		1,875	1,971,094
10.00%, 12/01/20		6,759	7,122,296
12.25%, 3/01/22 (a)		821	913,363
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		173	177,719
Series C, 9.68%, 7/02/26		709	751,540
Laredo Petroleum, Inc.:
9.50%, 2/15/19		1,210	1,346,125
7.38%, 5/01/22		360	379,800
NRG Energy, Inc., 7.63%, 1/15/18		1,297	1,436,428

			14,710,746
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (a)		735	735,000
Insurance — 0.2%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		215	224,675
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)	USD	415	427,450
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	138,120

			790,245
IT Services — 1.9%
Ceridian Corp. (a):
8.88%, 7/15/19	USD	1,885	2,120,625
11.00%, 3/15/21		723	835,065
Epicor Software Corp., 8.63%, 5/01/19		720	759,600
First Data Corp. (a):
7.38%, 6/15/19		1,335	1,385,062
6.75%, 11/01/20		960	981,600
11.75%, 8/15/21		627	586,245
SunGard Data Systems, Inc., 6.63%, 11/01/19		1,640	1,664,600
WEX, Inc., 4.75%, 2/01/23 (a)		395	359,450

			8,692,247
Machinery — 0.2%
Gardner Denver, Inc., 6.88%, 8/15/21 (a)		440	430,100
Navistar International Corp., 8.25%, 11/01/21		372	369,675
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		183	178,883

			978,658
Media — 3.8%
AMC Networks, Inc., 7.75%, 7/15/21		605	668,525
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(f)		415	303,987
Checkout Holding Corp., 9.91%, 11/15/15 (a)(h)		740	597,550
Clear Channel Communications, Inc., 9.00%, 3/01/21		950	902,500
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		684	678,870
Series B, 7.63%, 3/15/20		935	937,337
Series B, 6.50%, 11/15/22		1,846	1,846,000

See Notes to Consolidated Financial Statements.

48	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
DISH DBS Corp.:
4.25%, 4/01/18	USD	960	$945,600
5.88%, 7/15/22		1,265	1,239,700
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		219	225,023
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		1,160	1,238,300
5.50%, 8/01/23 (a)		737	683,567
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		655	677,925
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		134	139,360
The McClatchy Co., 9.00%, 12/15/22		230	242,650
MDC Partners, Inc., 6.75%, 4/01/20 (a)		255	258,187
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (a)		175	175,438
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		856	927,219
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		308	311,850
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	200	278,406
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	USD	658	715,575
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)		139	139,695
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		420	415,800
Sirius XM Radio, Inc. (a):
5.75%, 8/01/21		306	299,880
4.63%, 5/15/23		225	198,563
Sterling Entertainment Corp., 10.00%, 12/15/19		850	850,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19		1,040	1,123,200
5.50%, 1/15/23 (a)		830	755,300
Univision Communications, Inc., 6.75%, 9/15/22 (a)		206	213,725

			17,989,732
Metals & Mining — 2.4%
ArcelorMittal:
9.50%, 2/15/15		1,345	1,476,137
4.25%, 8/05/15		521	536,630
5.00%, 2/25/17		243	248,468
6.13%, 6/01/18		357	367,710
Commercial Metals Co., 4.88%, 5/15/23		650	588,250
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	305	411,165
FMG Resources August 2006 Property Ltd. (a):
7.00%, 11/01/15	USD	225	231,750
6.38%, 2/01/16		900	922,500
6.00%, 4/01/17		465	473,138
Global Brass & Copper, Inc., 9.50%, 6/01/19 (a)		485	528,650
Kaiser Aluminum Corp., 8.25%, 6/01/20		360	401,400
New Gold, Inc., 6.25%, 11/15/22 (a)		485	464,388
Novelis, Inc., 8.75%, 12/15/20		3,625	3,942,187
Perstorp Holding AB, 8.75%, 5/15/17 (a)		205	209,613
RathGibson, Inc., 11.25%, 2/15/14 (d)(f)		4,440	—
Steel Dynamics, Inc., 6.38%, 8/15/22		390	406,575

			11,208,561
Multiline Retail — 0.2%
Dollar General Corp., 4.13%, 7/15/17		241	253,076
Dufry Finance SCA, 5.50%, 10/15/20 (a)		443	452,104

			705,180
Oil, Gas & Consumable Fuels — 5.8%
Alpha Natural Resources, Inc., 6.25%, 6/01/21	USD	302	$252,925
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		184	185,840
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		69	70,208
Chaparral Energy, Inc., 7.63%, 11/15/22		215	215,538
Chesapeake Energy Corp.:
7.25%, 12/15/18		45	50,963
6.63%, 8/15/20		500	536,250
6.88%, 11/15/20		285	308,513
Concho Resources, Inc., 6.50%, 1/15/22		414	438,840
CONSOL Energy, Inc.:
8.00%, 4/01/17		55	58,025
8.25%, 4/01/20		1,885	1,998,100
6.38%, 3/01/21		190	191,900
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		370	393,125
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		275	272,250
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,300	1,352,000
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		440	467,500
Halcon Resources Corp., 8.88%, 5/15/21		666	667,665
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (a)		734	781,710
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		150	154,500
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)		925	1,003,028
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		1,040	1,138,800
Lightstream Resources Ltd., 8.63%, 2/01/20 (a)		266	252,700
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (a)		984	905,280
8.63%, 4/15/20		1,171	1,176,855
7.75%, 2/01/21		290	281,300
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		251	242,215
Northern Oil & Gas, Inc., 8.00%, 6/01/20		505	512,575
Oasis Petroleum, Inc.:
7.25%, 2/01/19		270	286,200
6.50%, 11/01/21		290	304,500
Offshore Group Investment Ltd., 7.13%, 4/01/23		473	455,262
Pacific Drilling SA, 5.38%, 6/01/20 (a)		431	415,915
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		144	147,240
PDC Energy, Inc., 7.75%, 10/15/22		335	351,750
Petrobras Global Finance BV, 3.00%, 1/15/19		555	510,495
Range Resources Corp.:
6.75%, 8/01/20		571	615,252
5.75%, 6/01/21		1,225	1,283,187
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		148	148,000
Rosetta Resources, Inc., 5.63%, 5/01/21		275	265,375
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21		1,865	1,781,075
5.63%, 4/15/23		540	500,850
Sabine Pass LNG LP:
7.50%, 11/30/16		2,905	3,199,131
6.50%, 11/01/20 (a)		525	527,625
SandRidge Energy, Inc.:
8.75%, 1/15/20		68	71,060
7.50%, 2/15/23		773	747,877
SESI LLC, 6.38%, 5/01/19		336	353,640
SM Energy Co.:
6.63%, 2/15/19		42	43,890
6.50%, 11/15/21		425	446,250

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	49

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)	USD	458	$464,870
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)		125	124,688

			26,952,737
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		527	555,985
NewPage Corp., 11.38%, 12/31/14 (d)(f)		2,103	—
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)		200	209,000

			764,985
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International (a):
6.38%, 10/15/20		435	442,069
7.25%, 7/15/22		660	699,600
VPII Escrow Corp., 6.75%, 8/15/18 (a)		643	680,776

			1,822,445
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20		380	403,750
Real Estate Investment Trusts (REITs) — 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (a)		455	465,238
Felcor Lodging LP:
6.75%, 6/01/19		929	973,127
5.63%, 3/01/23		206	191,580
iStar Financial, Inc., 4.88%, 7/01/18		324	314,280

			1,944,225
Real Estate Management & Development — 1.2%
Realogy Corp. (a):
7.88%, 2/15/19		1,760	1,914,000
7.63%, 1/15/20		1,190	1,332,800
9.00%, 1/15/20		310	358,050
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		546	541,905
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,495	1,640,762

			5,787,517
Road & Rail — 0.8%
The Hertz Corp.:
7.50%, 10/15/18		1,490	1,609,200
6.75%, 4/15/19		285	303,881
5.88%, 10/15/20		305	313,007
7.38%, 1/15/21		1,385	1,495,800
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		230	227,125

			3,949,013
Semiconductors & Semiconductor Equipment — 0.3%
NXP BV/NXP Funding LLC (a):
3.75%, 6/01/18		685	661,881
5.75%, 2/15/21		545	545,000

			1,206,881
Software — 0.9%
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(e)		216	219,240
Infor US, Inc., 9.38%, 4/01/19		2,420	2,692,250
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,305	1,243,013

			4,154,503
Specialty Retail — 0.8%
Claire’s Stores, Inc. (a):
9.00%, 3/15/19	USD	944	$1,051,380
7.75%, 6/01/20		158	157,210
Magnolia BC SA, 9.00%, 8/01/20	EUR	120	160,596
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(e)	USD	450	450,000
Michaels Stores, Inc., 7.75%, 11/01/18		223	240,004
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(e)		155	159,263
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		422	452,067
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(e)		184	181,930
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19		650	708,500
Sonic Automotive, Inc., 5.00%, 5/15/23		96	88,800

			3,649,750
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 6.88%, 5/01/22		265	281,563
The William Carter Co., 5.25%, 8/15/21 (a)		249	250,245

			531,808
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1 (a):
Class A, 5.13%, 11/30/24		955	940,805
Class B, 6.50%, 5/30/21		335	337,307

			1,278,112
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		603	631,643
Wireless Telecommunication Services — 2.7%
Digicel Group Ltd., 8.25%, 9/30/20 (a)		995	1,054,700
Digicel Ltd., 6.00%, 4/15/21 (a)		816	787,440
MetroPCS Wireless, Inc., 6.63%, 11/15/20		461	478,288
Softbank Corp., 4.50%, 4/15/20 (a)		1,260	1,191,254
Sprint Capital Corp., 6.88%, 11/15/28		1,342	1,211,155
Sprint Communications, Inc. (a):
9.00%, 11/15/18		4,260	4,973,550
7.00%, 3/01/20		2,111	2,269,325
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		600	606,000
Wind Acquisition Finance SA, 6.50%, 4/30/20 (a)		202	202,000

			12,773,712
Total Corporate Bonds — 58.5%			273,703,794

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.9%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		928	933,760
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		473	471,968
TransUnion LLC, Term Loan, 4.25%, 2/10/19		2,748	2,763,596

			4,169,324
Airlines — 0.8%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		1,843	1,846,485
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		216	199,919
2.30%, 3/10/17		216	199,919
1.68%, 9/10/18		181	159,825
1.68%, 9/10/18		182	161,448
1.68%, 9/10/18		182	160,637
US Airways Group, Inc., Term Loan B1, 4.25%, 5/23/19		850	837,785

			3,566,018

See Notes to Consolidated Financial Statements.

50	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Auto Components — 2.7%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20	USD	660	$660,000
Autoparts Holdings Ltd.:
1st Term Loan, 6.50%, 7/28/17		1,350	1,296,265
2nd Lien Term Loan, 10.50%, 1/29/18		1,800	1,733,994
Federal-Mogul Corp.:
Term Loan B, 2.12% — 2.13%, 12/29/14		2,857	2,782,113
Term Loan C, 2.12% — 2.13%, 12/28/15		2,289	2,229,122
FleetPride Corp., 1st Lien Term Loan, 5.25%, 11/19/19		647	624,114
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		2,170	2,181,219
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		225	225,349
Transtar Holding Co., 1st Lien Term Loan, 5.50%, 10/09/18		903	907,691

			12,639,867
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		1,018	1,023,812
Building Products — 0.9%
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/16/20		474	472,154
Continental Building Products LLC, 1st Lien Term Loan, 4.50%, 8/14/20		665	663,889
CPG International, Inc., Term Loan, 5.75%, 9/18/19		1,434	1,444,919
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		1,423	1,410,699

			3,991,661
Capital Markets — 0.9%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		1,544	1,548,891
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		586	588,741
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		795	791,526
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		1,021	1,015,047
Term Loan, 4.18%, 5/15/17		313	311,049

			4,255,254
Chemicals — 2.6%
Allnex (Luxembourg) & Cy SCA, 2nd Lien Term Loan, 8.25%, 4/03/20		450	461,250
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		379	377,969
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		984	989,224
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		797	801,164
General Chemical Corp., Term Loan, 5.00% — 5.75%, 10/06/15		590	591,921
INEOS US Finance LLC, 6 Year Term Loan, 4.00%, 5/04/18		728	721,402
MacDermid, Inc.:
1st Lien Term Loan, 4.00%, 6/08/20		645	645,406
2nd Lien Term Loan, 7.75%, 12/07/20		195	196,950
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		1,678	1,662,143
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		695	693,047
Term Loan B2, 4.25%, 1/15/20		985	983,355
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.00%, 7/31/18		580	585,800
Chemicals (concluded)
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/15/20	USD	485	$484,394
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20		1,018	1,027,727
Univar, Inc., Term Loan B, 5.00%, 6/30/17		547	532,556
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, Term Loan, 4.75%, 2/03/20		1,621	1,631,474

			12,385,782
Commercial Services & Supplies — 2.4%
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19		1,750	1,751,311
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		418	419,800
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		722	722,425
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		415	416,299
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19		581	584,967
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		1,683	1,678,439
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		1,028	1,030,333
Learning Care Group (US) No. 2, Inc., Term Loan B, 6.00%, 5/08/19		385	383,718
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		570	567,150
2nd Lien Term Loan, 9.00%, 4/16/20		260	261,084
Protection One, Inc., Term Loan, 4.25%, 3/21/19		948	955,115
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		1,325	1,326,245
West Corp., Term Loan B8, 3.75%, 6/29/18		1,249	1,249,263

			11,346,149
Communications Equipment — 2.8%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		2,706	2,717,415
Term Loan D, 6.25%, 1/30/19	EUR	871	1,153,251
Avaya, Inc.:
Extended Term Loan B3, 4.76%, 10/26/17	USD	2,244	1,994,024
Term Loan B5, 8.00%, 3/30/18		377	356,098
CommScope, Inc., Term Loan, 3.75%, 1/12/18		1,466	1,473,581
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		653	657,500
Telesat Canada, Term Loan A, 4.38%, 3/24/17	CAD	2,564	2,428,405
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19	USD	2,373	2,379,645

			13,159,919
Construction & Engineering — 0.7%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		1,177	1,172,181
Centaur LLC:
1st Lien Term Loan, 5.25%, 2/15/19		1,037	1,043,448
2nd Lien Term Loan, 8.75%, 2/15/20		510	513,825
United States Infrastructure Corp., 1st Lien Term Loan, 4.75%, 7/31/20		480	480,240

			3,209,694
Construction Materials — 0.8%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		3,915	3,923,513
Consumer Finance — 0.2%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		785	784,604

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	51

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Containers & Packaging — 0.9%
Pact Group Pty Ltd., Term Loan B, 3.75%, 5/29/20	USD	1,720	$1,700,650
Polarpak, Inc., 1st Lien Canadian Borrower, 4.50%, 6/05/20		323	323,998
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		678	683,152
Tekni-Plex, Inc., Term Loan B, 5.50% — 6.50%, 8/25/19		1,435	1,427,825
WNA Holdings Inc., 1st Lien US Borrower, 4.50%, 6/05/20		176	175,999

			4,311,624
Distributors — 0.7%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		2,165	2,150,928
Crossmark Holdings, Inc., Term Loan, 4.50%, 12/20/19		423	420,498
VWR Funding, Inc., Extended Add-on Term Loan, 4.18%, 4/03/17		498	497,500

			3,068,926
Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00% — 5.25%, 1/30/20		1,025	1,025,362
Doncaster US Finance LLC, Term Loan, 5.50%, 4/09/20		397	399,976
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		195	185,820
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		1,134	1,130,104
ROC Finance LLC, Term Loan, 5.00%, 5/15/19		450	450,563
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		1,432	1,388,421
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		1,322	1,298,769

			5,879,015
Diversified Financial Services — 1.2%
ION Trading Technologies Sarl:
1st Lien Term Loan, 4.50%, 5/22/20		730	729,547
2nd Lien Term Loan, 8.25%, 5/21/21		305	304,811
Kasima LLC, Term Loan B, 3.25%, 5/17/21		815	813,476
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18		2,187	2,199,931
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		318	319,291
WMG Acquisition Corp., Term Loan, 3.75%, 7/01/20		1,455	1,450,751

			5,817,807
Diversified Telecommunication Services — 2.7%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		1,557	1,571,579
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,006	2,008,013
Integra Telecom, Inc.:
1st Lien Term Loan, 5.25%, 2/22/19		838	845,232
2nd Lien Term Loan, 9.75%, 2/21/20		420	431,025
Level 3 Financing, Inc.:
2016 Term Loan, 4.00%, 1/15/20		1,060	1,059,120
Term Loan, 4.75%, 8/01/19		3,380	3,376,451
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		830	833,635
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		2,392	2,384,193

			12,509,248
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, Term Loan, 3.50%, 4/29/20		948	936,566
Energy Equipment & Services — 0.5%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20	USD	800	$794,664
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		660	660,435
Tervita Corp., Term Loan, 6.25%, 5/15/18		521	515,762
Unifrax Corp., Term Loan, 4.25%, 11/28/18		398	398,597

			2,369,458
Food & Staples Retailing — 1.4%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	3,000	4,594,242
Rite Aid Corp.:
2nd Lien Term Loan, 5.75%, 8/21/20	USD	430	440,617
Term Loan 6, 4.00%, 2/21/20		404	404,492
Supervalu, Inc., Refinancing Term Loan B, 5.00%, 3/21/19		937	939,156
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/29/19		350	350,290

			6,728,797
Food Products — 2.1%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		965	973,296
CTI Foods Holding Co, LLC, 1st Lien Term Loan, 4.50%, 6/29/20		475	470,250
Del Monte Foods Co., Term Loan, 4.00%, 3/08/18		1,018	1,017,628
Dole Food Co., Inc., Term Loan, 3.75% — 5.00%, 4/01/20		1,257	1,254,600
GFA Brands, Inc., Term Loan B, 5.00%, 7/09/20		405	405,170
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,485	1,466,438
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		1,297	1,282,706
Reddy Ice Group, Inc.:
1st Lien Term Loan, 6.75% — 7.75%, 3/28/19		1,980	1,975,087
2nd Lien Term Loan, 10.75%, 11/01/19		995	980,075

			9,825,250
Health Care Equipment & Supplies — 2.9%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		1,630	1,628,647
2nd Lien Term Loan, 8.25%, 11/30/20		700	697,669
Biomet, Inc., Extended Term Loan B, 3.93% — 4.02%, 7/25/17		769	770,229
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		1,249	1,244,550
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17		2,603	2,617,020
Faenza Acquisition Gmbh, Term Loan B, 4.25%, 8/14/20		695	695,292
Hologic Inc., Term Loan B, 3.75%, 8/01/19		1,697	1,701,403
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,494	1,499,153
Kinetic Concepts, Inc., Term Loan D1, 4.50%, 5/04/18		260	260,325
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		747	739,976
Onex Carestream Finance LP:
1st Lien Term Loan, 5.00%, 6/07/19		760	765,700
2nd Lien Term Loan, 9.50%, 6/07/19		890	882,212

			13,502,176
Health Care Providers & Services — 2.8%
American Renal Holdings, Inc.:
1st Lien Term Loan, 4.50%, 9/20/19		1,072	1,062,930
2nd Lien Term Loan, 8.50%, 2/14/20		850	839,375

See Notes to Consolidated Financial Statements.

52	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Providers & Services (concluded)
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18	USD	507	$506,181
CHG Buyer Corp., 1st Lien Term Loan, 5.00%, 11/19/19		705	709,344
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		1,712	1,718,738
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,950	1,962,168
Term Loan B2, 4.00%, 11/01/19		1,109	1,113,386
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		554	555,168
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17		964	990,077
Ikaria Acquisition, Inc.:
1st Lien Term Loan, 7.25%, 7/03/18		515	515,968
2nd Lien Term Loan, 11.00%, 7/03/19		330	330,000
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		621	605,279
Incremental Term Loan B3, 7.75%, 5/15/18		545	534,583
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.25%, 6/29/18		785	785,000
US Renal Care, Inc., Incremental 1st Lien Term Loan, 5.25%, 7/03/19		1,045	1,044,461

			13,272,658
Health Care Technology — 0.7%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17		2,624	2,625,469
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		418	418,531

			3,044,000
Hotels, Restaurants & Leisure — 4.6%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		1,330	1,327,513
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,350	1,346,625
Caesars Entertainment Operating Co., Inc., Extended Term Loan B6, 5.43%, 1/26/18		235	211,044
Drumm Investors LLC, Term Loan, 5.00%, 5/04/18		1,006	958,995
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		590	598,850
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		6,077	5,781,885
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,084	1,079,687
OSI Restaurant Partners LLC, Term Loan, 3.50%, 10/25/19		655	653,363
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		945	947,353
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		735	737,146
Sabre, Inc., Term Loan B, 5.25%, 2/19/19		582	587,273
Six Flags Theme Parks, Inc., Term Loan B, 4.00% — 5.25%, 12/20/18		387	390,421
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		2,988	3,007,439
Travelport LLC:
2nd Lien Term Loan 1, 9.50%, 1/29/16		1,040	1,076,627
Refinancing Term Loan, 6.25%, 6/26/19		1,145	1,155,877
Twin River Worldwide Holdings, Inc., Term Loan B, 5.25%, 11/09/18		1,032	1,039,536
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		751	748,242

			21,647,876
Household Products — 0.8%
Prestige Brands, Inc., Term Loan, 3.75%, 1/31/19	USD	1,024	$1,030,037
Spectrum Brands, Inc.:
Term Loan, 4.50% — 5.50%, 12/17/19		1,485	1,493,480
Term Loan A, 3.00%, 9/07/17		855	854,136
Term Loan C, 3.50%, 9/04/19		170	169,963
Waddington North America Holdings, Inc., 2nd Lien Term Loan, 8.50%, 12/07/20		345	346,725

			3,894,341
Independent Power Producers & Energy Traders — 1.1%
The AES Corp., Refinancing Term Loan B, 3.75%, 6/01/18		1,376	1,382,531
Calpine Construction Finance Co. LP, Term Loan B1, 3.00%, 5/04/20		275	271,414
Calpine Corp., Term Loan B1, 4.00%, 4/02/18		752	753,605
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		1,985	1,986,251
Star West Generation LLC, Term Loan B, 4.25%, 3/13/20		743	748,711

			5,142,512
Industrial Conglomerates — 0.4%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		1,888	1,894,397
Insurance — 1.2%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		756	758,567
Asurion LLC, Term Loan B1, 4.50%, 5/24/19		1,085	1,070,538
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		629	630,126
Term Loan B2, 3.75%, 9/20/18		927	928,589
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		770	773,850
2nd Lien Term Loan, 8.25%, 10/16/20		360	364,500
Cunningham Lindsey US, Inc., 1st Lien Term Loan, 5.00%, 12/10/19		657	648,491
National Financial Partners Corp., Term Loan, 5.25%, 7/01/20		315	316,773

			5,491,434
Internet Software & Services — 0.2%
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17		701	702,878
IT Services — 2.6%
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		383	381,639
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		1,694	1,692,452
First Data Corp.:
2018 Term Loan, 4.18%, 9/24/18		1,840	1,817,000
Extended 2018 Term Loan B, 4.18%, 3/23/18		5,793	5,731,924
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		486	486,532
InfoGroup, Inc., Term Loan, 8.00%, 5/25/18		606	544,069
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/20		608	609,996
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20		478	481,473
Term Loan E, 4.00%, 3/09/20		309	311,062

			12,056,147
Leisure Equipment & Products — 0.1%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		539	540,541
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		496	499,972

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	53

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Machinery — 2.3%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19	USD	442	$444,580
Refinancing Term Loan, 4.25%, 12/07/18		393	393,583
Gardner Denver, Inc.:
Term Loan, 4.25%, 7/30/20		1,365	1,357,137
Term Loan, 4.75%, 7/30/20	EUR	508	669,452
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20	USD	1,445	1,436,417
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		794	794,992
Mirror Bidco Corp., Term Loan, 5.25%, 12/27/19		1,015	1,019,974
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		1,176	1,191,888
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		854	844,369
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		702	695,707
Terex Corp., Refinancing Term Loan B, 5.00%, 4/28/17	EUR	125	166,208
Wabash National Corp., Term Loan B, 4.50%, 5/02/19	USD	1,791	1,795,872

			10,810,179
Marine — 0.2%
HGIM Corp., Term Loan B, 5.50%, 6/18/20		800	802,000
Media — 6.5%
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		470	468,825
Capsugel Holdings US, Inc., Term Loan B, 4.25%, 8/01/18		1,051	1,058,560
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental, 6.00%, 7/03/14		1,234	871,400
Charter Communications Operating LLC, Term Loan E, 3.00%, 7/01/20		1,330	1,315,596
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		256	238,797
Term Loan C, 3.83%, 1/29/16		149	136,534
Term Loan D, 6.93%, 1/30/19		3,252	2,982,595
Cumulus Media Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/17/18		1,417	1,423,397
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		888	891,182
Fender Musical Instrument Corp., 2019 Term Loan B, 5.75%, 4/03/19		195	195,160
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		1,236	1,239,509
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		616	592,837
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19		832	837,530
Hemisphere Media Group, Inc., Term Loan, 6.25%, 7/30/20		905	905,000
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 5.50%, 6/01/18		1,506	1,505,937
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		887	889,711
Intelsat Jackson Holdings SA, Term Loan B1, 4.25%, 4/02/18		2,580	2,597,140
Kabel Deutschland GmbH, Term Loan F1, 3.25%, 2/01/19		380	379,384
Lavena Holding 3 GmbH:
Term Loan E2, 4.09%, 3/06/17	EUR	298	388,883
Term Loan E3, 4.09%, 3/06/17		597	777,765
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20	USD	400	400,332
Live Nation Entertainment, Inc., 2020 Term Loan B, 3.50%, 8/16/20		410	410,640
Media (concluded)
NEP Supershooters LP:
2nd Lien Term Loan, 9.50%, 8/18/20	USD	246	$250,783
Term Loan, 4.75%, 1/22/20		1,194	1,196,388
Nielsen Finance LLC, Term Loan E, 2.94%, 5/02/16		342	342,847
Rentpath, Inc., Term Loan B, 6.25%, 5/29/20		990	970,616
Salem Communications Corp., Term Loan B, 4.50%, 3/16/20		735	738,433
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		389	388,052
Springer Science & Business Media Deutschland GmbH, Term Loan B2, 5.00%, 7/31/20		1,395	1,381,929
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		845	866,125
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		1,959	1,953,031
UPC Financing Partnership:
Term Loan AG, 3.88%, 3/26/21	EUR	396	523,092
Term Loan AH, 3.25%, 6/30/21	USD	255	253,771
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		497	497,634
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		648	652,295

			30,521,710
Metals & Mining — 2.4%
Ameriforge Group, Inc.:
1st Lien Term Loan, 5.00%, 12/19/19		677	676,181
2nd Lien Term Loan, 8.75%, 12/18/20		335	337,931
API Heat Transfer Inc., Term Loan, 5.25%, 5/03/19		695	686,313
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		1,501	1,535,015
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		2,320	2,327,804
Murray Energy Corp., Term Loan B, 4.75%, 5/24/19		370	369,260
Novelis, Inc., Term Loan, 3.75%, 3/10/17		2,175	2,172,281
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		485	481,704
Walter Energy, Inc., Term Loan B, 6.75%, 4/02/18		1,579	1,504,450
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,126	1,152,396

			11,243,335
Multiline Retail — 2.0%
99¢ Only Stores, Term Loan, 5.25% — 6.25%, 1/11/19		1,295	1,303,129
Apex Tool Group LLC, Term Loan B, 4.50%, 1/31/20		873	874,837
BJ’s Wholesale Club, Inc.:
2nd Lien Term Loan, 9.75%, 3/26/20		510	519,884
Replacement Term Loan, 4.25%, 9/26/19		734	734,371
HEMA Holding BV:
Extended 2nd Lien Term Loan, 5.88%, 1/05/18	EUR	2,900	3,602,818
Extended Term Loan B, 4.50%, 12/06/17		346	455,954
Extended Term Loan C, 4.50%, 12/06/17		317	417,562
JC Penney Corp., Inc., 1st Lien Term Loan, 6.00%, 5/21/18	USD	595	579,875
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18		1,064	1,063,554

			9,551,984
Oil, Gas & Consumable Fuels — 3.4%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		1,920	1,955,194

See Notes to Consolidated Financial Statements.

54	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Drillships Financing Holding Inc., Term Loan B2, 5.50%, 7/15/16	USD	1,510	$1,521,325
EP Energy LLC, Term Loan B3, 3.50%, 5/24/18		793	789,700
GIM Channelview Cogeneration LLC, Term Loan B, 4.25%, 5/08/20		485	485,810
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,311	1,310,895
Pacific Drilling SA, Term Loan B, 4.50%, 6/04/18		1,015	1,018,806
Panda Temple II Power LCC, Term Loan B, 7.25%, 4/03/19		650	658,125
Philadelphia Energy Solutions LLC, Term Loan B, 6.25%, 4/04/18		682	655,032
Power Team Services LLC:
1st Lien Term Loan, 4.25%, 5/06/20		360	355,950
2nd Lien Term Loan, 8.25%, 11/06/20		200	196,000
Quicksilver Resources, Inc., 2nd Lien Term Loan, 7.00%, 6/21/19		400	380,000
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20		525	522,857
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		525	527,300
State Class Tankers II LLC, Term Loan B, 6.75%, 6/22/20		1,090	1,095,450
Tesoro Corp., Term Loan B, 2.51%, 1/29/16		983	983,353
Total Safety US, Inc.:
1st Lien Term Loan, 5.75%, 3/13/20		743	747,782
2nd Lien Term Loan, 9.25%, 9/11/20		289	294,337
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		1,717	1,729,271
Term Loan B, 5.75%, 3/22/19		688	693,437

			15,920,624
Paper & Forest Products — 0.2%
NewPage Corp., Exit Term Loan, 7.75%, 12/21/18		848	859,791
Pharmaceuticals — 2.3%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,755	1,758,299
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		3,047	3,030,834
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		2,025	2,022,813
Quintiles Transnational Corp., Term Loan B, 4.00%, 6/08/18		756	758,313
Valeant Pharmaceuticals International, Inc.:
Series C1 Term Loan B, 4.38%, 12/11/19		584	585,268
Series D1 Term Loan B, 4.38%, 2/13/19		1,117	1,120,165
Term Loan E, 4.50%, 8/05/20		652	656,919
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/18		275	274,908
Term Loan B1, 4.25%, 3/15/18		631	631,501

			10,839,020
Professional Services — 1.1%
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		2,334	2,338,498
ON Assignment, Inc., Refinancing Term Loan B, 3.50%, 4/30/20		449	446,925
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		768	766,155
TriNet Group, Inc., Term Loan B2, 5.00%, 8/14/20		585	579,150
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/01/19		1,049	1,052,484

			5,183,212
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17	USD	2,303	$2,302,748
Real Estate Management & Development — 0.7%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		347	348,540
Extended Term Loan, 4.50%, 3/05/20		2,873	2,888,601

			3,237,141
Road & Rail — 0.2%
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		804	808,192
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc.:
Term Loan B3, 4.25%, 12/01/16		284	286,420
Term Loan B4, 5.00%, 2/28/20		1,536	1,541,081
NXP BV, Term Loan C, 4.75%, 1/11/20		687	695,777

			2,523,278
Software — 2.8%
Blackboard, Inc., Term Loan B2, 6.25%, 10/04/18		271	271,841
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		1,010	1,007,899
CompuCom Systems, Inc., Refinancing Term Loan B, 4.25%, 5/11/20		315	311,850
Evertec, Inc., Term Loan B, 3.50%, 4/15/20		450	446,850
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		780	791,700
Term Loan B, 5.25%, 11/01/19		786	787,337
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		2,111	2,121,709
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,245	1,287,019
RP Crown Parent LLC, 1st Lien Term Loan, 6.75%, 12/21/18		866	873,225
Sophia LP, Term Loan B, 4.50%, 7/19/18		1,157	1,160,749
SS&C Technologies, Inc.:
Term Loan B1, 3.50%, 6/07/19		1,272	1,270,083
Term Loan B2, 3.50%, 6/07/19		132	131,388
StoneRiver Holdings, Inc.:
1st Lien Term Loan, 4.50%, 11/20/19		1,160	1,154,200
2nd Lien Term Loan, 8.50%, 11/20/20		410	413,321
Websence, Inc.:
2nd Lien Term Loan, 8.25%, 11/24/20		605	602,731
Term Loan B, 4.50%, 6/25/20		400	399,500

			13,031,402
Specialty Retail — 4.2%
Academy Ltd., Term Loan, 4.50%, 8/03/18		2,060	2,067,619
Atlantic Aviation FBO, Inc., Term Loan B, 3.25%, 6/01/20		490	485,712
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		1,085	1,085,341
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/17		479	482,577
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		1,627	1,635,350
Equinox Holdings, Inc., Repriced Term Loan B, 4.50% — 5.50%, 1/31/20		803	805,999
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		128	123,039
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/16/19		1,279	1,290,435
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		766	765,436
Leslie’s Poolmart, Inc., Term Loan B, 5.25%, 10/16/19		1,259	1,267,090
Michaels Stores, Inc., Term Loan, 3.75%, 1/28/20		1,387	1,390,421

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	55

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Specialty Retail (concluded)
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19	USD	2,706	$2,698,374
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		1,779	1,784,895
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.00%, 4/23/20		370	370,593
SRAM LLC, Term Loan B, 4.00% — 5.25%, 4/10/20		414	410,729
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		866	871,452
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		1,470	1,462,500
Toys ‘R’ Us-Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		655	632,323
Term Loan B3, 5.25%, 5/25/18		94	90,414

			19,720,299
Textiles, Apparel & Luxury Goods — 0.8%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,640	1,570,115
PVH Corp., Term Loan B, 3.25%, 2/13/20		954	956,607
True Religion Apparel, Inc., 1st Lien Term Loan, 5.88%, 7/30/19		275	259,361
Wolverine Worldwide, Inc., Term Loan B, 4.00% — 5.25%, 7/31/19		787	791,014

			3,577,097
Thrifts & Mortgage Finance — 0.3%
Insight Global Holdings, Inc., 1st Lien Term Loan, 6.00%, 10/31/19		806	814,009
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		683	689,779

			1,503,788
Trading Companies & Distributors — 0.2%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		888	891,700
Wireless Telecommunication Services — 0.4%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		626	627,465
Light Tower Fiber LLC, 1st Lien Term Loan, 4.50%, 4/13/20		1,130	1,135,650
Time Warner Telecom Holdings Inc., Term Loan B, 2.69%, 4/17/20		205	204,897

			1,968,012
Total Floating Rate Loan Interests — 75.4%			352,886,732
Other Interests (k)		Beneficial Interest (000)	Value
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (d)	USD	833	$8
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate (d)		10,000	100
Diversified Financial Services — 0.1%
J.G.Wentworth LLC Preferred Equity Interests (d)		1	484,905
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (d)		1,440	15
Household Durables — 0.6%
Stanley Martin, Class B Membership Units		2	2,713,500
Media — 0.0%
Adelphia Escrow (d)		7,500	75
Adelphia Preferred Escrow (d)		5	—
Adelphia Recovery Trust (d)		9,406	94,060
Adelphia Recovery Trust, Series ACC-6B INT (d)		500	15,000

			109,135
Total Other Interests — 0.7%			3,307,663

Warrants (l)		Shares
Chemicals — 0.1%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)		385,026	304,172
Health Care Providers & Services — 0.0%
HealthSouth Corp., (Expires 1/16/14)		126,761	1
Media — 0.2%
Charter Communications, Inc., (Issued/exercisable 11/30/09, 1 Share for 1 Warrant, Expires 11/30/14, Strike Price $51.28)		12,661	905,260
Software — 0.0%
HMH Holdings/EduMedia, (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		2,067	—
Total Warrants — 0.3%			1,209,433
Total Long-Term Investments (Cost — $693,523,454) — 140.3%			656,273,622

Short-Term Securities		Beneficial Interest (000)
Bank of New York Cash Reserves, 0.00% (m) USD		3,353	3,352,859
Total Short-Term Securities (Cost — $3,352,859) — 0.7%			3,352,859
Total Investments (Cost — $696,876,313) — 141.0%			659,626,481
Liabilities in Excess of Other Assets — (41.0)%			(191,676,324)

Net Assets — 100.0%			$467,950,157

Notes to Consolidated Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Consolidated Financial Statements.

56	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$2,937,400	—
Bank of America N.A.	$290,360	—

(d)	Non-income producing security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	All or portion of security has been pledged as collateral in connection with swaps.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(m)	Represents the current yield as of report date.

•	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 28, 2013	Net Activity	Shares Held at August 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	157,333	(157,333)	—	$1,322

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	139,363	GBP	90,000	Bank of America N.A.	9/03/13	$(110)
USD	982,442	EUR	736,000	Barclays Bank PLC	9/25/13	9,641
USD	18,946,992	EUR	14,101,000	UBS AG	9/25/13	309,123
GBP	90,000	USD	139,311	Bank of America N.A.	10/22/13	110
USD	2,524,483	CAD	2,627,000	JPMorgan Chase Bank N.A.	10/22/13	33,385
USD	149,255	GBP	99,000	Bank of America N.A.	10/22/13	(4,108)
USD	144,200	GBP	93,000	Bank of America N.A.	10/22/13	131
USD	6,841,819	GBP	4,537,000	Deutsche Bank AG	10/22/13	(186,564)
USD	153,589	GBP	101,000	Deutsche Bank AG	10/22/13	(2,873)
Total						$158,735

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Market Value	Unrealized Appreciation
Markit CDX North American High Yield Index, Series 20, Version 1	5.00%	Chicago Mercantile	6/20/18	$5,500	$(216,840)	$62,676

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	$442	$(84,245)	$(127,325)	$43,080
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	$123	(23,358)	(30,603)	7,245
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	$528	(118,864)	(120,542)	1,678
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	$118	(26,576)	(25,631)	(945)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	$270	(60,838)	(47,378)	(13,460)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	$176	(39,635)	(42,171)	2,536
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	$176	(39,635)	(42,171)	2,536
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	$68	(15,359)	(13,987)	(1,372)

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	57

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows (concluded):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	$359	$(93,439)	$(89,914)	$(3,525)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	$690	(179,766)	(167,531)	(12,235)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	$325	(115,065)	(89,844)	(25,221)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	$226	(80,066)	(66,488)	(13,578)
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	$423	(162,718)	(124,757)	(37,961)
Total						$(1,039,564)	$(988,342)	$(51,222)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$13,790,740	$13,790,740
Common Stocks	$3,781,970	$2,774,349	4,818,941	11,375,260
Corporate Bonds	—	263,540,026	10,163,768	273,703,794
Floating Rate Loan Interests	—	309,768,936	43,117,796	352,886,732
Other Interests	109,060	—	3,198,603	3,307,663
Warrants	905,261	—	304,172	1,209,433
Short-Term Securities	3,352,859	—	—	3,352,859
Unfunded Loan Commitments	—	8,974	—	8,974
Liabilities:
Unfunded Loan Commitments	—	(288)	—	(288)

Total	$8,149,150	$576,091,997	$75,394,020	$659,635,167

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$119,751	—	$119,751
Foreign currency exchange contracts	—	352,390	—	352,390
Liabilities:
Credit contracts	—	(108,297)	—	(108,297)
Foreign currency exchange contracts	$(110)	(193,545)	—	(193,655)

Total	$(110)	$170,299	—	$170,189

[3]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Consolidated Financial Statements.

58	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$68,914	—	—	$68,914
Cash pledged for centrally cleared swaps	310,000	—	—	310,000
Foreign currency at value	39,211	—	—	39,211
Liabilities:
Loan payable	—	$(183,000,000)	—	(183,000,000)

Total	$418,125	$(183,000,000)	—	$(182,581,875)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 28, 2013	$19,075,856	$6,100,576	$8,566,689	$37,135,002	$3,916,514	$24,836	$74,819,473
Transfers into Level 3[1]	477,500	—	—	10,065,665	—	—	10,543,165
Transfers out of Level 3[2]	—	—	—	(10,607,662)	—	—	(10,607,662)
Accrued discounts/premiums	34,926	—	96,182	52,364	—	—	183,472
Net realized gain (loss)	607,190	(22,563)	(2,674,829)	253,856	—	(15)	(1,836,361)
Net change in unrealized appreciation/depreciation[3]	(601,900)	(1,259,062)	4,179,590	(423,400)	(381,779)	279,351	1,792,800
Purchases	3,513,510	—	—	26,823,455	751	—	30,337,716
Sales	(9,316,342)	(10)	(3,864)	(20,181,484)	(336,883)	—	(29,838,583)

Closing balance, as of August 31, 2013	$13,790,740	$4,818,941	$10,163,768	$43,117,796	$3,198,603	$304,172	$75,394,020

[1]

As of February 28, 2013, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $10,543,165 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $10,607,622 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $301,108.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	59

Consolidated Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2013. The table does not include Level 3 investments with values based upon unadjusted third party pricing information. Level 3 investments valued using third party pricing information was $57,257,571. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$3,817,861	Market Comparable Companies	Offshore EBITDA Multiple	8.25x
			Onshore EBITDA Multiple	4.75x
			Implied Last 12 Months EBITDA Multiple	6.95x
	271,472	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x
			Illiquidity Discount	17.50%
Corporate Bonds[2]	9,566,945	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x — 10.00x
			Illiquidity Discount	17.50%
Floating Rate Loan Interests	1,462,500	Market Comparable Yield Analysis	Yield	8.13%
Other Interests	2,713,500	Discounted Cash Flow	Perpetuity Growth Rate	3.50%
			Free Cash Flow	$8.40 — $35.20[3]
			Weighted Cost of Capital	11.90%
Warrants	304,171	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x
			Illiquidity Discount	17.50%

Total	$18,136,449

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Multiple	Increase	Decrease
Implied Last 12 Months EBITDA Multiple	Increase	Decrease
Last 12 Months EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Yield	Decrease	Increase
Perpetuity Growth Rate	Increase	Decrease
Free Cash Flow	Increase	Decrease
Weighted Cost of Capital	Decrease	Increase

[2]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as corporate bonds changed to a market approach. The investment was previously valued utilizing acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[3]	Amount is stated in millions.

See Notes to Consolidated Financial Statements.

60	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments August 31, 2013 (Unaudited)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
ACAS CLO Ltd., Series 2013-1A, Class D, 4.09%, 4/20/25 (a)(b)	$250	$235,625
ALM Loan Funding (a)(b)(c):
Series 2013-7R2A, Class B, 2.86%, 4/24/24	325	310,375
Series 2013-7RA, Class C, 3.71%, 4/24/24	910	858,858
Series 2013-7RA, Class D, 5.26%, 4/24/24	400	367,400
Apidos CDO XI, Series 2012-11A, Class D, 4.52%, 1/17/23 (a)(b)	525	521,587
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24 (a)(b)	250	237,625
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.77%, 1/20/25 (a)(b)	300	301,062
CFIP CLO Ltd., Series 2013-1A, Class D, 4.02%, 4/20/24 (a)(b)	500	465,000
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.27%, 4/20/23 (a)(b)	405	399,492
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.27%, 9/20/22 (a)(b)	650	652,600
LCM IX LP, Series 9A, Class E, 4.47%, 7/14/22 (a)(b)	500	455,200
LCM XI LP, Series 11A, Class D2, 4.22%, 4/19/22 (a)(b)	700	686,000
Madison Park Funding I Ltd., Series 2013-11A, Class D, 3.76%, 10/23/25 (a)(b)(c)	250	238,000
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.57%, 4/12/24 (a)(b)	500	467,500
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.17%, 1/22/25 (a)(b)	250	244,375
Regatta Funding LP, Series 2013-2A, Class C, 4.27%, 1/15/25 (a)(b)	750	738,150
Symphony CLO X Ltd., Series 2012-10A, Class D, 5.51%, 7/23/23 (a)(b)	650	654,875
West CLO Ltd., Series 2012-1A, Class C, 5.02%, 10/30/23 (a)(b)	590	593,599
Total Asset-Backed Securities — 3.5%		8,427,323

Common Stocks	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (b)(d)	142,466	113,973
Containers & Packaging — 0.1%
Smurfit Kappa Group PLC	18,171	369,572
Metals & Mining — 0.1%
Euramax International (d)	935	186,980
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd. (d)	492,260	1,355,316
Software — 0.4%
HMH Holdings/EduMedia (d)	30,022	904,404
Total Common Stocks — 1.2%		2,930,245

Corporate Bonds	Par (000)
Aerospace & Defense — 0.8%
Bombardier, Inc., 4.25%, 1/15/16 (b)	$515	532,381
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)	351	329,063
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	375	405,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	692	747,360

		2,013,804
Airlines — 0.8%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)	$243	$242,174
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18	780	791,310
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18	79	86,658
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23	795	755,250

		1,875,392
Auto Components — 1.7%
Affinia Group, Inc., 7.75%, 5/01/21 (b)	410	421,275
Delphi Corp., 6.13%, 5/15/21	130	142,025
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16	110	113,988
8.00%, 1/15/18	2,065	2,173,412
Schaeffler Holding Finance BV, 6.88%, 8/15/18 (b)(e)	410	426,400
Titan International, Inc.:
7.88%, 10/01/17	490	519,400
7.88%, 10/01/17 (b)	275	291,500
Venture Holdings Co. LLC (d)(f):
12.00%, 7/01/49	700	—
Series B, 9.50%, 7/01/05	3,325	—

		4,088,000
Automobiles — 0.1%
Ford Motor Co., 4.25%, 11/15/16 (g)	164	313,240
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17	30	34,275
Building Products — 0.6%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)	155	150,350
Building Materials Corp. of America (b):
7.00%, 2/15/20	485	515,312
6.75%, 5/01/21	410	434,600
Momentive Performance Materials, Inc., 8.88%, 10/15/20	195	202,313
Texas Industries, Inc., 9.25%, 8/15/20	196	214,130

		1,516,705
Capital Markets — 0.0%
KCG Holdings, Inc., 8.25%, 6/15/18 (b)	90	88,425
Chemicals — 2.7%
Ashland, Inc., 3.88%, 4/15/18 (b)	255	251,175
Chemtura Corp., 5.75%, 7/15/21	76	75,050
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15 (b)	1,869	3,905,422
Huntsman International LLC, 8.63%, 3/15/21	395	440,425
INEOS Finance PLC, 7.50%, 5/01/20 (b)	125	133,750
INEOS Group Holdings SA, 6.13%, 8/15/18 (b)	255	246,712
LSB Industries, Inc., 7.75%, 8/01/19 (b)	113	116,955
NOVA Chemicals Corp., 8.63%, 11/01/19	188	208,210
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)	120	120,000
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)	400	442,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)	98	94,815
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50%, 4/15/21 (b)	359	351,820
Tronox Finance LLC, 6.38%, 8/15/20 (b)	153	146,115
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (b)	151	154,398

		6,686,847

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	61

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks — 0.6%
CIT Group, Inc.:
5.00%, 5/15/17	$330	$342,375
6.63%, 4/01/18 (b)	65	70,200
5.50%, 2/15/19 (b)	994	1,018,850

		1,431,425
Commercial Services & Supplies — 2.6%
ACCO Brands Corp., 6.75%, 4/30/20	113	111,588
ARAMARK Corp., 5.75%, 3/15/20 (b)	547	557,940
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	444	459,374
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	25	26,781
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18	114	115,425
Covanta Holding Corp., 6.38%, 10/01/22	420	426,173
The Geo Group, Inc., 7.75%, 10/15/17	450	468,000
Interactive Data Corp., 10.25%, 8/01/18	810	902,178
Mobile Mini, Inc., 7.88%, 12/01/20	335	365,150
UR Merger Sub Corp.:
5.75%, 7/15/18	462	493,185
7.38%, 5/15/20	230	247,825
7.63%, 4/15/22	1,656	1,780,200
West Corp., 8.63%, 10/01/18	165	178,612

		6,132,431
Communications Equipment — 0.6%
Avaya, Inc., 7.00%, 4/01/19 (b)	264	241,560
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20	1,110	1,204,350

		1,445,910
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)	200	201,000
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)	120	116,400

		317,400
Construction Materials — 1.0%
HD Supply, Inc., 8.13%, 4/15/19	2,080	2,314,000
Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	140	151,443
6.63%, 8/15/17	300	338,764

		490,207
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (b)	300	318,750
Ball Corp., 6.75%, 9/15/20	325	351,000
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	589	618,450

		1,288,200
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17	323	335,920
Diversified Consumer Services — 0.2%
APX Group, Inc., 6.38%, 12/01/19 (b)	321	302,543
Rent-A-Center, Inc., 4.75%, 5/01/21 (b)	256	236,800

		539,343
Diversified Financial Services — 3.9%
Aircastle Ltd., 6.25%, 12/01/19	136	141,780
Ally Financial, Inc.:
8.30%, 2/12/15	2,420	2,613,600
8.00%, 11/01/31	1,180	1,357,000
8.00%, 11/01/31	203	230,151
CNG Holdings, Inc., 9.38%, 5/15/20 (b)	68	63,750
DPL, Inc.:
6.50%, 10/15/16	26	27,430
7.25%, 10/15/21	69	70,380
Diversified Financial Services (concluded)
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)	210	207,900
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (b)	200	196,500
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	1,347	1,432,871
9.88%, 8/15/19	510	541,875
5.75%, 10/15/20	1,810	1,794,163
6.88%, 2/15/21	400	422,000
WMG Acquisition Corp., 11.50%, 10/01/18	281	323,853

		9,423,253
Diversified Telecommunication Services — 1.4%
CenturyLink, Inc., Series V, 5.63%, 4/01/20	342	335,160
Level 3 Financing, Inc.:
8.13%, 7/01/19	2,768	2,927,160
7.00%, 6/01/20	184	185,380
Windstream Corp., 7.75%, 10/15/20	18	18,405

		3,466,105
Electric Utilities — 0.1%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	197	206,994
Electrical Equipment — 0.2%
Belden, Inc., 5.50%, 9/01/22 (b)	190	184,300
General Cable Corp., 5.75%, 10/01/22 (b)	350	336,875

		521,175
Energy Equipment & Services — 3.1%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	920	926,900
CGG, 6.50%, 6/01/21	1,105	1,118,812
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)	379	404,582
Gulfmark Offshore, Inc., 6.38%, 3/15/22	70	70,875
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20	140	141,750
MEG Energy Corp., 6.50%, 3/15/21 (b)	890	905,575
Oil States International, Inc.:
6.50%, 6/01/19	711	750,105
5.13%, 1/15/23 (b)	339	370,358
Peabody Energy Corp.:
6.00%, 11/15/18	523	520,385
6.25%, 11/15/21	522	503,730
Precision Drilling Corp.:
6.63%, 11/15/20	65	68,413
6.50%, 12/15/21	270	282,150
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)	200	200,000
Seadrill Ltd., 5.63%, 9/15/17 (b)	963	970,222
Tervita Corp., 8.00%, 11/15/18 (b)	231	230,423

		7,464,280
Food Products — 0.3%
Post Holdings, Inc., 7.38%, 2/15/22	295	311,225
Smithfield Foods, Inc., 6.63%, 8/15/22	295	302,375
Sun Merger Sub, Inc. (b):
5.25%, 8/01/18	78	78,292
5.88%, 8/01/21	73	72,818

		764,710
Gas Utilities — 0.3%
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18	570	617,025
Health Care Equipment & Supplies — 1.0%
Biomet, Inc.:
6.50%, 8/01/20	640	656,000
6.50%, 10/01/20	1,362	1,358,595

See Notes to Consolidated Financial Statements.

62	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Equipment & Supplies (concluded)
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18	$185	$200,263
7.75%, 4/15/18	30	29,475
Teleflex, Inc., 6.88%, 6/01/19	250	262,500

		2,506,833
Health Care Providers & Services — 2.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	365	390,550
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	185	189,163
8.00%, 11/15/19	208	218,400
7.13%, 7/15/20	134	135,340
HCA, Inc.:
8.50%, 4/15/19	25	27,000
7.88%, 2/15/20	1,349	1,455,234
Hologic, Inc., 6.25%, 8/01/20	716	746,430
inVentiv Health, Inc., 9.00%, 1/15/18 (b)	135	137,700
Tenet Healthcare Corp.:
6.25%, 11/01/18	425	448,906
8.00%, 8/01/20	199	206,711
4.38%, 10/01/21 (b)	323	293,122
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19	879	940,530

		5,189,086
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)	1,730	2,041,400
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	675	644,625
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)	200	203,000
Diamond Resorts Corp., 12.00%, 8/15/18	540	599,400
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	25	25,813
5.88%, 3/15/21	110	101,750
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)	282	276,360
MCE Finance Ltd., 5.00%, 2/15/21 (b)	352	322,960
PNK Finance Corp., 6.38%, 8/01/21 (b)	195	194,512
Sabre, Inc., 8.50%, 5/15/19 (b)	300	323,250
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)	218	206,010
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(f)	220	—

		2,897,680
Household Durables — 1.5%
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (b)	190	188,100
Beazer Homes USA, Inc., 6.63%, 4/15/18	340	358,275
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)	345	352,762
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)	97	95,788
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	795	838,725
KB Home, 7.25%, 6/15/18	330	349,800
Libbey Glass, Inc., 6.88%, 5/15/20	80	85,500
Standard Pacific Corp., 8.38%, 1/15/21	1,120	1,254,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)	223	210,735

		3,734,085
Household Products — 0.3%
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	90	93,150
6.63%, 11/15/22	105	107,625
Spectrum Brands, Inc., 9.50%, 6/15/18	435	478,500

		679,275
Independent Power Producers & Energy Traders — 3.3%
Calpine Corp., 7.50%, 2/15/21 (b)	84	89,040
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)	282	285,173
10.00%, 12/01/20	4,258	4,486,867
10.00%, 12/01/20 (b)	630	662,287
12.25%, 3/01/22 (b)	427	475,038
GenOn REMA LLC:
Series B, 9.24%, 7/02/17	88	90,879
Series C, 9.68%, 7/02/26	448	474,880
Laredo Petroleum, Inc.:
9.50%, 2/15/19	495	550,688
7.38%, 5/01/22	185	195,175
NRG Energy, Inc., 7.63%, 1/15/18	681	754,207

		8,064,234
Insurance — 0.1%
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)	114	119,130
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)	220	226,600

		345,730
IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (b)	1,155	1,299,375
First Data Corp. (b):
7.38%, 6/15/19	845	876,687
6.75%, 11/01/20	565	577,713
WEX, Inc., 4.75%, 2/01/23 (b)	206	187,460

		2,941,235
Machinery — 0.2%
Gardner Denver, Inc., 6.88%, 8/15/21 (b)	230	224,825
Navistar International Corp., 8.25%, 11/01/21	195	193,781
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)	96	93,840

		512,446
Media — 4.2%
AMC Networks, Inc., 7.75%, 7/15/21	320	353,600
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)(d)(f)	254	186,055
Checkout Holding Corp., 9.91%, 11/15/15 (b)(h)	296	239,020
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22	360	357,300
6.50%, 11/15/22	972	972,000
Series B, 7.63%, 3/15/20	540	541,350
DISH DBS Corp.:
4.25%, 4/01/18	500	492,500
5.88%, 7/15/22	700	686,000
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)	114	117,135
Intelsat Jackson Holdings SA:
7.25%, 10/15/20	1,230	1,313,025
5.50%, 8/01/23 (b)	384	356,160
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)	69	71,760
The McClatchy Co., 9.00%, 12/15/22	120	126,600
MDC Partners, Inc., 6.75%, 4/01/20 (b)	135	136,688
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (b)	90	90,225
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	422	457,110
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)	155	156,937
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	341	370,837
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)	75	75,375

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	63

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
Sirius XM Radio, Inc. (b):
5.75%, 8/01/21	$158	$154,840
4.63%, 5/15/23	117	103,253
Sterling Entertainment Corp., 10.00%, 12/15/19	450	450,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	540	583,200
5.50%, 1/15/23 (b)	440	400,400
Univision Communications, Inc., 6.75%, 9/15/22 (b)	107	111,013
Virgin Media Secured Finance PLC, 6.50%, 1/15/18	1,250	1,303,125

		10,205,508
Metals & Mining — 2.5%
ArcelorMittal:
9.50%, 2/15/15	715	784,712
4.25%, 8/05/15	275	283,250
5.00%, 2/25/17	130	132,925
6.13%, 6/01/18	186	191,580
Commercial Metals Co., 4.88%, 5/15/23	347	314,035
FMG Resources August 2006 Property Ltd. (b):
7.00%, 11/01/15	120	123,600
6.38%, 2/01/16	470	481,750
Global Brass & Copper, Inc., 9.50%, 6/01/19 (b)	255	277,950
Kaiser Aluminum Corp., 8.25%, 6/01/20	190	211,850
New Gold, Inc., 6.25%, 11/15/22 (b)	255	244,162
Novelis, Inc., 8.75%, 12/15/20	2,328	2,531,700
Perstorp Holding AB, 8.75%, 5/15/17 (b)	205	209,613
RathGibson, Inc., 11.25%, 2/15/14 (d)(f)	2,175	—
Steel Dynamics, Inc., 6.38%, 8/15/22	205	213,713

		6,000,840
Multiline Retail — 0.2%
Dollar General Corp., 4.13%, 7/15/17	127	133,364
Dufry Finance SCA, 5.50%, 10/15/20 (b)	228	232,685

		366,049
Oil, Gas & Consumable Fuels — 5.8%
Alpha Natural Resources, Inc., 6.25%, 6/01/21	157	131,488
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	36	36,630
Chaparral Energy, Inc., 7.63%, 11/15/22	115	115,288
Chesapeake Energy Corp.:
7.25%, 12/15/18	25	28,313
6.63%, 8/15/20	265	284,213
6.88%, 11/15/20	150	162,375
Concho Resources, Inc., 6.50%, 1/15/22	219	232,140
CONSOL Energy, Inc.:
8.00%, 4/01/17	29	30,595
8.25%, 4/01/20	975	1,033,500
6.38%, 3/01/21	99	99,990
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18	195	207,188
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	665	691,600
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19	235	249,688
Halcon Resources Corp., 8.88%, 5/15/21	351	351,877
Hilcorp Energy I LP/Hilcorp Finance Corp., 7.63%, 4/15/21 (b)	470	500,550
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20	80	82,400
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (b)	480	520,490
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	550	602,250
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (b)	683	628,360
8.63%, 4/15/20	732	735,660
7.75%, 2/01/21	150	145,500
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21	127	122,555
Oil, Gas & Consumable Fuels (concluded)
Northern Oil & Gas, Inc., 8.00%, 6/01/20	265	268,975
Oasis Petroleum, Inc.:
7.25%, 2/01/19	135	143,100
6.50%, 11/01/21	155	162,750
Offshore Group Investment Ltd., 7.13%, 4/01/23	246	236,775
Pacific Drilling SA, 5.38%, 6/01/20 (b)	223	215,195
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	76	77,710
PDC Energy, Inc., 7.75%, 10/15/22	180	189,000
Petrobras Global Finance BV, 3.00%, 1/15/19	288	264,905
Range Resources Corp.:
6.75%, 8/01/20	303	326,482
5.75%, 6/01/21	645	675,637
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)	77	77,000
Rosetta Resources, Inc., 5.63%, 5/01/21	143	137,995
Sabine Pass Liquefaction LLC (b):
5.63%, 2/01/21	977	933,035
5.63%, 4/15/23	281	260,628
Sabine Pass LNG LP:
7.50%, 11/30/16	1,490	1,640,862
6.50%, 11/01/20 (b)	275	276,375
SandRidge Energy, Inc.:
8.75%, 1/15/20	35	36,575
7.50%, 2/15/23	411	397,642
SESI LLC, 6.38%, 5/01/19	174	183,135
SM Energy Co.:
6.63%, 2/15/19	22	22,990
6.50%, 11/15/21	225	236,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)	240	243,600
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)	66	65,835

		14,065,101
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	256	270,080
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (b)	200	209,000

		479,080
Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International (b):
6.38%, 10/15/20	228	231,705
7.25%, 7/15/22	350	371,000
VPII Escrow Corp., 6.75%, 8/15/18 (b)	334	353,623

		956,328
Real Estate Investment Trusts (REITs) — 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (b)	236	241,310
Felcor Lodging LP:
6.75%, 6/01/19	484	506,990
5.63%, 3/01/23	109	101,370
iStar Financial, Inc., 4.88%, 7/01/18	169	163,930

		1,013,600
Real Estate Management & Development — 1.0%
Realogy Corp., 7.63%, 1/15/20 (b)	1,130	1,265,600
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)	284	281,870
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19	790	867,025

		2,414,495

See Notes to Consolidated Financial Statements.

64	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Road & Rail — 1.3%
The Hertz Corp.:
7.50%, 10/15/18	$780	$842,400
6.75%, 4/15/19	150	159,937
5.88%, 10/15/20	235	241,169
7.38%, 1/15/21	1,742	1,881,360
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)	120	118,500

		3,243,366
Semiconductors & Semiconductor Equipment — 0.3%
NXP BV/NXP Funding LLC (b):
3.75%, 6/01/18	355	343,019
5.75%, 2/15/21	275	275,000

		618,019
Software — 0.9%
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (b)(e)	112	113,680
Infor US, Inc., 9.38%, 4/01/19	1,295	1,440,688
Nuance Communications, Inc., 5.38%, 8/15/20 (b)	700	666,750

		2,221,118
Specialty Retail — 0.4%
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)	496	552,420
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19	350	381,500
Sonic Automotive, Inc., 5.00%, 5/15/23	50	46,250

		980,170
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 6.88%, 5/01/22	140	148,750
The William Carter Co., 5.25%, 8/15/21 (b)	132	132,660

		281,410
Trading Companies & Distributors — 0.2%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (b)	427	420,258
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (b)	176	184,360
Wireless Telecommunication Services — 3.4%
Digicel Ltd., 6.00%, 4/15/21 (b)	1,082	1,044,130
MetroPCS Wireless, Inc., 6.63%, 11/15/20	310	321,625
Softbank Corp., 4.50%, 4/15/20 (b)	660	623,990
Sprint Capital Corp., 6.88%, 11/15/28	1,285	1,159,713
Sprint Communications, Inc. (b):
9.00%, 11/15/18	2,081	2,429,567
7.00%, 3/01/20	1,931	2,075,825
T-Mobile USA, Inc., 5.25%, 9/01/18 (b)	310	313,100
Wind Acquisition Finance SA, 6.50%, 4/30/20 (b)	200	200,000

		8,167,950
Total Corporate Bonds — 55.0%		133,904,722

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.9%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20	484	486,961
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20	244	243,436
TransUnion LLC, Term Loan, 4.25%, 2/10/19	1,446	1,453,679

		2,184,076
Airlines — 0.8%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18	994	995,498
Airlines (concluded)
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17	113	104,484
2.30%, 3/10/17	113	104,484
1.68%, 9/10/18	94	83,564
1.68%, 9/10/18	95	84,375
1.68%, 9/10/18	95	84,375
US Airways Group, Inc., Term Loan B1, 4.25%, 5/23/19	440	433,677

		1,890,457
Auto Components — 2.7%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20	340	340,000
Autoparts Holdings Ltd.:
1st Term Loan, 6.50%, 7/28/17	834	800,907
2nd Lien Term Loan, 10.50%, 1/29/18	900	866,997
Federal-Mogul Corp.:
Term Loan B, 2.12% - 2.13%, 12/29/14	1,703	1,658,119
Term Loan C, 2.12% - 2.13%, 12/28/15	1,040	1,012,473
FleetPride Corp., 1st Lien Term Loan, 5.25%, 11/19/19	338	326,459
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19	1,110	1,115,739
Schaeffler AG, Term Loan C, 4.25%, 1/27/17	50	50,078
Transtar Holding Co., 1st Lien Term Loan, 5.50%, 10/09/18	476	478,782

		6,649,554
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17	561	563,563
Building Products — 0.9%
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/16/20	249	248,502
Continental Building Products LLC, 1st Lien Term Loan, 4.50%, 8/14/20	345	344,424
CPG International, Inc., Term Loan, 5.75%, 9/18/19	759	764,957
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19	746	739,877

		2,097,760
Capital Markets — 0.8%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16	816	818,466
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17	312	313,709
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17	415	413,186
Nuveen Investments, Inc., Term Loan, 4.18%, 5/15/17	403	400,640

		1,946,001
Chemicals — 3.1%
Allnex (Luxembourg) & Cy SCA:
2nd Lien Term Loan, 8.25%, 4/03/20	235	240,875
Term Loan B1, 4.50%, 10/03/19	244	243,605
Term Loan B2, 4.50%, 10/03/19	126	126,395
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17	195	194,449
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16	605	608,753
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19	421	422,968
General Chemical Corp., Term Loan, 5.00% - 5.75%, 10/06/15	311	312,037
INEOS US Finance LLC, 6 Year Term Loan, 4.00%, 5/04/18	390	386,919
MacDermid, Inc.:
1st Lien Term Loan, 4.00%, 6/08/20	335	335,211
2nd Lien Term Loan, 7.75%, 12/07/20	125	126,250
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	915	906,317

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	65

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Chemicals (concluded)
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20	$370	$368,960
Term Loan B2, 4.25%, 1/15/20	510	509,148
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18	300	303,000
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/15/20	250	249,687
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20	520	524,821
Univar, Inc., Term Loan B, 5.00%, 6/30/17	294	286,679
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, Term Loan, 4.75%, 2/03/20	1,476	1,485,896

		7,631,970
Commercial Services & Supplies — 2.8%
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19	910	910,482
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18	152	152,654
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16	494	494,110
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17	215	215,673
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19	303	304,983
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18	891	888,585
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17	1,198	1,201,343
Learning Care Group (US) No. 2, Inc., Term Loan B, 6.00%, 5/08/19	200	199,334
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/16/19	290	288,550
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19	294	294,259
Protection One, Inc., Term Loan, 4.25%, 3/21/19	504	507,405
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19	685	685,644
West Corp., Term Loan B8, 3.75%, 6/29/18	650	649,617

		6,792,639
Communications Equipment — 2.3%
Alcatel-Lucent USA, Inc., Term Loan C, 5.75%, 1/30/19	2,035	2,043,057
Avaya, Inc.:
Extended Term Loan B3, 4.76%, 10/26/17	1,167	1,036,661
Term Loan B5, 8.00%, 3/30/18	197	186,167
CommScope, Inc., Term Loan, 3.75%, 1/12/18	817	820,713
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19	365	367,832
Zayo Group LLC, Term Loan B, 4.50%, 7/02/19	1,231	1,233,928

		5,688,358
Construction & Engineering — 0.6%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20	672	669,155
Centaur LLC, 1st Lien Term Loan, 5.25%, 2/15/19	539	541,791
United States Infrastructure Corp., 1st Lien Term Loan, 4.75%, 7/31/20	250	250,125

		1,461,071
Construction Materials — 1.0%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17	2,487	2,492,983
Consumer Finance — 0.2%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	590	590,252
Containers & Packaging — 0.9%
Pact Group Pty Ltd., Term Loan B, 3.75%, 5/29/20	895	884,931
Containers & Packaging (concluded)
Polarpak, Inc., 1st Lien Canadian Borrower, 4.50%, 6/05/20	168	168,479
Sealed Air Corp., Term Loan, 4.00%, 10/03/18	359	361,377
Tekni-Plex, Inc., Term Loan B, 5.50% —6.50%, 8/25/19	745	741,275
WNA Holdings Inc., 1st Lien US Borrower, 4.50%, 6/05/20	91	91,520

		2,247,582
Distributors — 0.7%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20	1,125	1,117,687
Crossmark Holdings, Inc., Term Loan, 4.50%, 12/20/19	224	222,617
VWR Funding, Inc., Extended Add-on Term Loan, 4.18%, 4/03/17	264	263,675

		1,603,979
Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00% - 5.25%, 1/30/20	537	537,569
Doncaster US Finance LLC, Term Loan, 5.50%, 4/09/20	209	211,308
Education Management LLC, Term Loan C3, 8.25%, 3/29/18	100	95,067
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	634	631,505
ROC Finance LLC, Term Loan, 5.00%, 5/15/19	230	230,287
ServiceMaster Co., Term Loan, 4.25%, 1/31/17	786	761,809
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20	703	691,043

		3,158,588
Diversified Financial Services — 1.2%
ION Trading Technologies Sarl, 1st Lien Term Loan, 4.50%, 5/22/20	380	379,764
Kasima LLC, Term Loan B, 3.25%, 5/17/21	425	424,205
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18	1,130	1,137,258
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18	166	167,014
WMG Acquisition Corp., Term Loan, 3.75%, 7/01/20	750	747,810

		2,856,051
Diversified Telecommunication Services — 2.8%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18	876	883,699
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19	862	862,702
Integra Telecom, Inc., 1st Lien Term Loan, 5.25%, 2/22/19	439	442,740
Level 3 Financing, Inc.:
2016 Term Loan, 4.00%, 1/15/20	225	224,813
Term Loan, 4.75%, 8/01/19	2,725	2,722,139
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19	435	436,905
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17	1,353	1,348,429

		6,921,427
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, Term Loan, 3.50%, 4/29/20	499	492,930
Energy Equipment & Services — 0.9%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20	520	516,532
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20	1,224	1,225,037
Tervita Corp., Term Loan, 6.25%, 5/15/18	272	269,435
Unifrax Corp., Term Loan, 4.25%, 11/28/18	209	209,263

		2,220,267

See Notes to Consolidated Financial Statements.

66	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Food & Staples Retailing — 0.5%
Rite Aid Corp.:
2nd Lien Term Loan, 5.75%, 8/21/20	$225	$230,555
Term Loan 6, 4.00%, 2/21/20	209	209,737
Supervalu, Inc., Refinancing Term Loan B, 5.00%, 3/21/19	488	489,560
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/29/19	205	205,170

		1,135,022
Food Products — 2.0%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17	507	511,733
CTI Foods Holding Co, LLC, 1st Lien Term Loan, 4.50%, 6/29/20	345	341,550
Del Monte Foods Co., Term Loan, 4.00%, 3/08/18	626	625,599
Dole Food Co., Inc., Term Loan, 3.75% —5.00%, 4/01/20	653	652,193
GFA Brands, Inc., Term Loan B, 5.00%, 7/09/20	210	210,088
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19	845	834,437
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20	673	666,021
Reddy Ice Group, Inc., 1st Lien Term Loan, 6.75% — 7.75%, 3/28/19	1,072	1,069,632

		4,911,253
Health Care Equipment & Supplies — 2.8%
Arysta LifeScience Corp., 1st Lien Term Loan, 4.50%, 5/29/20	845	844,299
Biomet, Inc., Extended Term Loan B, 3.93% — 4.02%, 7/25/17	496	496,745
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19	667	664,088
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17	1,337	1,344,040
Faenza Acquisition Gmbh, Term Loan B, 4.25%, 8/14/20	360	360,151
Hologic Inc., Term Loan B, 3.75%, 8/01/19	1,057	1,060,119
IASIS Healthcare LLC, Term Loan B2, 4.50%, 5/03/18	98	98,822
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18	963	966,559
Kinetic Concepts, Inc., Term Loan D1, 4.50%, 5/04/18	135	135,169
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18	396	392,040
Onex Carestream Finance LP:
1st Lien Term Loan, 5.00%, 6/07/19	395	397,962
2nd Lien Term Loan, 9.50%, 6/07/19	100	99,125

		6,859,119
Health Care Providers & Services — 2.7%
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/20/19	559	553,712
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18	269	267,978
CHG Buyer Corp., 1st Lien Term Loan, 5.00%, 11/19/19	375	377,027
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16	1,035	1,039,408
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16	1,073	1,079,193
Term Loan B2, 4.00%, 11/01/19	587	589,146
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18	339	339,455
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17	463	476,202
Ikaria Acquisition, Inc., 1st Lien Term Loan, 7.25%, 7/03/18	270	270,508
Health Care Providers & Services (concluded)
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16	260	253,354
Incremental Term Loan B3, 7.75%, 5/15/18	333	326,486
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.25%, 6/29/18	405	405,000
US Renal Care, Inc., Incremental 1st Lien Term Loan, 5.25%, 7/03/19	548	547,970

		6,525,439
Health Care Technology — 0.7%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17	1,372	1,372,938
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19	219	219,424

		1,592,362
Hotels, Restaurants & Leisure — 4.5%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20	695	693,700
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20	700	698,250
Caesars Entertainment Operating Co., Inc., Extended Term Loan B6, 5.43%, 1/26/18	125	112,258
Drumm Investors LLC, Term Loan, 5.00%, 5/04/18	542	517,058
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20	305	309,575
Harrah's Property Co., Mezzanine Term Loan, 3.68%, 2/13/14	2,965	2,821,197
MGM Resorts International:
Term Loan A, 2.93%, 12/20/17	249	248,956
Term Loan B, 3.50%, 12/20/19	662	658,989
OSI Restaurant Partners LLC, Term Loan, 3.50%, 10/25/19	340	339,150
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20	490	491,220
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19	380	381,110
Sabre, Inc., Term Loan B, 5.25%, 2/19/19	303	306,185
Six Flags Theme Parks, Inc., Term Loan B, 4.00% — 5.25%, 12/20/18	205	207,093
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20	1,581	1,591,583
Travelport LLC, Refinancing Term Loan, 6.25%, 6/26/19	595	600,653
Twin River Worldwide Holdings, Inc., Term Loan B, 5.25%, 11/09/18	536	540,231
Wendy's International, Inc., Term Loan B, 3.25%, 5/15/19	426	424,310

		10,941,518
Household Products — 0.5%
Spectrum Brands, Inc.:
Term Loan, 4.50% — 5.50%, 12/17/19	784	788,347
Term Loan A, 3.00%, 9/07/17	445	444,551
Term Loan C, 3.50%, 9/04/19	90	89,980

		1,322,878
Independent Power Producers & Energy Traders — 1.2%
The AES Corp., Refinancing Term Loan B, 3.75%, 6/01/18	726	729,669
Calpine Construction Finance Co. LP, Term Loan B1, 3.00%, 5/04/20	280	276,349
Calpine Corp., Term Loan B1, 4.00%, 4/02/18	401	401,592
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20	1,030	1,030,649
Star West Generation LLC, Term Loan B, 4.25%, 3/13/20	389	391,943

		2,830,202

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	67

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Industrial Conglomerates — 0.5%
Sequa Corp., Term Loan B, 5.25%, 6/19/17	$1,126	$1,129,273
Insurance — 1.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19	398	399,246
Asurion LLC, Term Loan B1, 4.50%, 5/24/19	572	564,733
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16	332	332,094
Term Loan B2, 3.75%, 9/20/18	491	492,152
Cooper Gay Swett & Crawford Ltd., 1st Lien Term Loan, 5.00%, 4/16/20	400	402,000
Cunningham Lindsey US, Inc., 1st Lien Term Loan, 5.00%, 12/10/19	343	338,984
National Financial Partners Corp., Term Loan, 5.25%, 7/01/20	165	165,929

		2,695,138
Internet Software & Services — 0.2%
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17	371	372,287
IT Services — 2.8%
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19	204	203,210
Ceridian Corp., Term Loan B, 4.43%, 5/09/17	926	925,375
First Data Corp.:
2018 Term Loan, 4.18%, 9/24/18	835	824,563
Extended 2018 Term Loan B, 4.18%, 3/23/18	3,219	3,184,575
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19	517	517,617
InfoGroup, Inc., Term Loan, 8.00%, 5/25/18	336	301,634
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/20	319	319,998
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20	254	255,783
Term Loan E, 4.00%, 3/09/20	165	165,565

		6,698,320
Leisure Equipment & Products — 0.1%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19	282	282,648
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18	263	264,985
Machinery — 2.2%
Alliance Laundry Systems LLC, Refinancing Term Loan, 4.25%, 12/07/18	206	206,162
Gardner Denver, Inc., Term Loan, 4.25%, 7/30/20	711	707,357
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20	750	745,545
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18	397	397,496
Mirror Bidco Corp., Term Loan, 5.25%, 12/27/19	537	539,986
Navistar International Corp., Term Loan B, 5.75%, 8/17/17	609	617,595
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20	452	446,753
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19	836	827,919
Wabash National Corp., Term Loan B, 4.50%, 5/02/19	944	946,411

		5,435,224
Marine — 0.2%
HGIM Corp., Term Loan B, 5.50%, 6/18/20	415	416,037
Media — 8.1%
Capsugel Holdings US, Inc., Term Loan B, 4.25%, 8/01/18	562	565,884
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14	191	136,046
Tranche 1 Incremental, 6.00%, 7/03/14	657	464,277
Media (concluded)
Charter Communications Operating LLC, Term Loan E, 3.00%, 7/01/20	$690	$682,527
Cumulus Media Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/17/18	1,091	1,096,015
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18	367	368,422
Fender Musical Instrument Corp., 2019 Term Loan B, 5.75%, 4/03/19	100	100,082
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17	655	657,089
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19	463	445,147
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19	492	495,617
Hemisphere Media Group, Inc., Term Loan, 6.25%, 7/30/20	475	475,000
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 5.50%, 6/01/18	800	799,875
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19	484	485,297
Intelsat Jackson Holdings SA, Term Loan B1, 4.25%, 4/02/18	5,306	5,340,194
Kabel Deutschland GmbH, Term Loan F1, 3.25%, 2/01/19	990	988,396
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20	210	210,174
Live Nation Entertainment, Inc., 2020 Term Loan B, 3.50%, 8/16/20	215	215,335
NEP Supershooters LP, Term Loan, 4.75%, 1/22/20	627	628,104
Nielsen Finance LLC, Term Loan E, 2.94%, 5/02/16	220	221,114
Rentpath, Inc., Term Loan B, 6.25%, 5/29/20	515	504,916
Salem Communications Corp., Term Loan B, 4.50%, 3/16/20	380	381,607
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20	200	199,001
Springer Science & Business Media Deutschland GmbH, Term Loan B2, 5.00%, 7/31/20	725	718,207
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20	440	451,000
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20	1,026	1,022,790
UPC Financing Partnership, Term Loan AH, 3.25%, 6/30/21	425	422,904
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20	980	975,071
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18	262	261,913
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19	342	343,575

		19,655,579
Metals & Mining — 3.0%
Ameriforge Group, Inc., 1st Lien Term Loan, 5.00%, 12/19/19	353	353,006
API Heat Transfer Inc., Term Loan, 5.25%, 5/03/19	360	355,500
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20	788	805,756
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17	1,747	1,752,704
Murray Energy Corp., Term Loan B, 4.75%, 5/24/19	195	194,610
Novelis, Inc., Term Loan, 3.75%, 3/10/17	1,970	1,968,357
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18	258	255,905
Walter Energy, Inc., Term Loan B, 6.75%, 4/02/18	1,130	1,076,258
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17	592	606,001

		7,368,097
Multiline Retail — 1.0%
99¢ Only Stores, Term Loan, 5.25% — 6.25%, 1/11/19	684	688,420
Apex Tool Group LLC, Term Loan B, 4.50%, 1/31/20	459	459,915

See Notes to Consolidated Financial Statements.

68	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Multiline Retail (concluded)
BJ’s Wholesale Club, Inc., Replacement Term Loan, 4.25%, 9/26/19	$387	$387,033
JC Penney Corp., Inc., 1st Lien Term Loan, 6.00%, 5/21/18	355	345,976
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18	585	584,005

		2,465,349
Oil, Gas & Consumable Fuels — 3.3%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	1,230	1,252,546
Drillships Financing Holding Inc., Term Loan B2, 5.50%, 7/15/16	785	790,887
EP Energy LLC, Term Loan B3, 3.50%, 5/24/18	430	428,031
GIM Channelview Cogeneration LLC, Term Loan B, 4.25%, 5/08/20	435	435,726
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	646	646,032
Pacific Drilling SA, Term Loan B, 4.50%, 6/04/18	530	531,987
Panda Temple II Power LCC, Term Loan B, 7.25%, 4/03/19	330	334,125
Philadelphia Energy Solutions LLC, Term Loan B, 6.25%, 4/04/18	354	339,456
Power Team Services LLC, 1st Lien Term Loan, 4.25%, 5/06/20	187	184,567
Quicksilver Resources, Inc., 2nd Lien Term Loan, 7.00%, 6/21/19	210	199,500
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20	409	406,667
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18	275	276,205
Tesoro Corp., Term Loan B, 2.51%, 1/29/16	514	514,139
Total Safety US, Inc., 1st Lien Term Loan, 5.75%, 3/13/20	384	386,438
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17	990	997,206
Term Loan B, 5.75%, 3/22/19	379	381,893

		8,105,405
Paper & Forest Products — 0.2%
NewPage Corp., Exit Term Loan, 7.75%, 12/21/18	439	445,068
Pharmaceuticals — 2.9%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17	1,174	1,176,549
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19	1,737	1,727,674
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18	1,342	1,340,732
Quintiles Transnational Corp., Term Loan B, 4.00%, 6/08/18	683	685,399
Valeant Pharmaceuticals International, Inc.:
Series C1 Term Loan B, 4.38%, 12/11/19	619	619,988
Series D1 Term Loan B, 4.38%, 2/13/19	649	650,897
Term Loan E, 4.50%, 8/05/20	338	340,996
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/18	145	144,688
Term Loan B1, 4.25%, 3/15/18	332	332,369

		7,019,292
Professional Services — 1.1%
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18	1,190	1,192,154
ON Assignment, Inc., Refinancing Term Loan B, 3.50%, 4/30/20	229	228,217
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19	399	398,003
TriNet Group, Inc., Term Loan B2, 5.00%, 8/14/20	300	297,000
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/01/19	554	556,029

		2,671,403
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17	$1,301	$1,300,503
Real Estate Management & Development — 1.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16	976	981,365
Extended Term Loan, 4.50%, 3/05/20	1,935	1,945,793

		2,927,158
Road & Rail — 0.2%
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18	429	431,036
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc.:
Term Loan B3, 4.25%, 12/01/16	150	150,747
Term Loan B4, 5.00%, 2/28/20	798	800,562
NXP BV, Term Loan C, 4.75%, 1/11/20	363	368,056

		1,319,365
Software — 2.2%
Blackboard, Inc., Term Loan B2, 6.25%, 10/04/18	147	147,247
BMC Software, Inc., Term Loan, 5.00%, 8/07/20	525	523,908
CompuCom Systems, Inc., Refinancing Term Loan B, 4.25%, 5/11/20	160	158,400
Evertec, Inc., Term Loan B, 3.50%, 4/15/20	230	228,390
GCA Services Group, Inc., Term Loan B, 5.25%, 11/01/19	413	413,601
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18	1,350	1,357,497
RP Crown Parent LLC, 1st Lien Term Loan, 6.75%, 12/21/18	453	456,686
Sophia LP, Term Loan B, 4.50%, 7/19/18	627	628,739
SS&C Technologies, Inc.:
Term Loan B1, 3.50%, 6/07/19	673	672,608
Term Loan B2, 3.50%, 6/07/19	70	69,580
StoneRiver Holdings, Inc., 1st Lien Term Loan, 4.50%, 11/20/19	430	427,850
Websence, Inc., Term Loan B, 4.50%, 6/25/20	210	209,738

		5,294,244
Specialty Retail — 4.3%
Academy Ltd., Term Loan, 4.50%, 8/03/18	1,084	1,088,221
Atlantic Aviation FBO, Inc., Term Loan B, 3.25%, 6/01/20	255	252,769
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19	567	567,115
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/17	329	331,473
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19	861	865,185
Equinox Holdings, Inc., Repriced Term Loan B, 4.50% — 5.50%, 1/31/20	424	425,527
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18	67	63,764
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/16/19	667	672,814
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18	383	382,718
Leslie’s Poolmart, Inc., Term Loan B, 5.25%, 10/16/19	689	693,106
Michaels Stores, Inc., Term Loan, 3.75%, 1/28/20	728	730,221
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19	1,457	1,453,356
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17	1,063	1,066,128
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.00%, 4/23/20	193	193,017
SRAM LLC, Term Loan B, 4.00% — 5.25%, 4/10/20	214	212,613
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19	451	453,641
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18	745	741,076
Toys ‘R’ Us-Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18	153	148,163
Term Loan B3, 5.25%, 5/25/18	47	45,155

		10,386,062

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	69

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.8%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	$864		$827,624
PVH Corp., Term Loan B, 3.25%, 2/13/20	499		500,447
True Religion Apparel, Inc., 1st Lien Term Loan, 5.88%, 7/30/19	145		136,754
Wolverine Worldwide, Inc., Term Loan B, 4.00% — 5.25%, 7/31/19	417		419,003

			1,883,828
Thrifts & Mortgage Finance — 0.3%
Insight Global Holdings, Inc., 1st Lien Term Loan, 6.00%, 10/31/19	423		427,104
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18	354		357,476

			784,580
Trading Companies & Distributors — 0.2%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19	471		472,946
Wireless Telecommunication Services — 0.5%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19	333		333,657
Light Tower Fiber LLC, 1st Lien Term Loan, 4.50%, 4/13/20	580		582,900
Time Warner Telecom Holdings Inc., Term Loan B, 2.69%, 4/17/20	320		319,840

			1,236,397
Total Floating Rate Loan Interests — 76.7%			186,667,525

Other Interests (d)(i)	Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A	320		3
Diversified Financial Services — 0.2%
J.G.Wentworth LLC Preferred Equity Interests	—	(j)	387,385
Media — 0.0%
Adelphia Preferred Escrow	3		—
Adelphia Recovery Trust, Series ACC-6B INT	250		7,500

			7,500
Total Other Interests — 0.2%			394,888
Trust Preferreds	Shares		Value
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (a)	71,810		$1,896,390
Total Trust Preferreds — 0.8%			1,896,390

Warrants (k)
Chemicals — 0.1%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)	172,462		136,245
Media — 0.1%
Charter Communications, Inc., (Issued/exercisable 11/30/09, 1 Share for 1 Warrant, Expires 11/30/14, Strike Price $51.28)	6,862		490,633
Software — 0.0%
HMH Holdings/EduMedia, (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	982		—
Total Warrants — 0.2%			626,878
Total Long-Term Investments (Cost — $338,065,604) — 137.6%			334,847,971

Short-Term Securities	Beneficial Interest (000)
Bank of New York Cash Reserves, 0.00% (l)	$2,058		2,057,965
Total Short-Term Securities (Cost — $2,057,965) — 0.8%			2,057,965
Total Investments (Cost — $340,123,569) — 138.4%			$336,905,936
Liabilities in Excess of Other Assets — (38.4)%			(93,428,139)

Net Assets — 100.0%			$243,477,797

Notes to Consolidated Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$1,536,633	—
Bank of America N.A.	$238,000	—

(d)	Non-income producing security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Consolidated Financial Statements.

70	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Amount is less than $500.

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(l)	Represents the current yield as of report date.

•	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 28, 2013	Net Activity	Shares Held at August 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,447,698	(2,447,698)	—	$731

•

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	55,753	CAD	58,000	Citibank N.A.	10/22/13	$753

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund's policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund's investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$8,427,323	$8,427,323
Common Stocks	$1,355,316	$1,460,956	113,973	2,930,245
Corporate Bonds	—	129,272,940	4,631,782	133,904,722
Floating Rate Loan Interests	—	166,747,948	19,919,577	186,667,525
Other Interests	7,500	—	387,388	394,888
Preferred Securities	1,896,390	—	—	1,896,390
Warrants	490,633	—	136,245	626,878
Short-Term Securities	2,057,965	—	—	2,057,965
Unfunded Loan Commitments	—	4,723	—	4,723
Liabilities:
Unfunded Loan Commitments	—	(149)	—	(149)

Total	$5,807,804	$297,486,418	$33,616,288	$336,910,510

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$753	—	$753

[1] Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	71

Consolidated Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$41,987			$41,987
Foreign currency at value	563	—	—	563
Liabilities:
Loan payable	—	$(87,000,000)	—	(87,000,000)

Total	$42,550	$(87,000,000)	—	$(86,957,450)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 28, 2013	$10,426,035	$93,315	$3,916,065	$16,996,955	$645,641	$11,124	$32,089,135
Transfers into Level 3[1]	238,750	—	—	5,432,442	—	—	5,671,192
Transfers out of Level 3[2]	—	—	—	(4,231,877)	—	—	(4,231,877)
Accrued discounts/premiums	21,465	—	43,151	21,563	—	—	86,179
Net realized gain	272,514	—	—	99,634	—	—	372,148
Net change in unrealized appreciation/depreciation[3]	(256,869)	20,658	672,566	(182,617)	(84,037)	125,121	294,822
Purchases	2,243,383	—	—	11,164,487	—	—	13,407,870
Sales	(4,517,955)	—	—	(9,381,010)	(174,216)	—	(14,073,181)

Closing balance, as of August 31, 2013	$8,427,323	$113,973	$4,631,782	$19,919,577	$387,388	$136,245	$33,616,288

[1]

As of February 28, 2013, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $5,671,192 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $4,231,877 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $635,614.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2013. The table does not include Level 3 investments with values based upon unadjusted third party pricing information. Level 3 investments valued using third party pricing information was $28,269,572. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[4]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$113,973	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x
			Illiquidity Discount	17.50%
Corporate Bonds[5]	4,355,422	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x —10.00x
			Illiquidity Discount	17.50%
Floating Rate Loan Interests	741,076	Market Comparable Yield Analysis	Yield	8.13%
Warrants	136,245	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x
			Illiquidity Discount	17.50%

Total	$5,346,716

[4]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Last 12 Months EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Yield	Decrease	Increase

[5]

For the six months ended August 31, 2013, the valuation technique for certain investments classified as corporate bonds changed to a market approach. The investment was previously valued utilizing acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

See Notes to Consolidated Financial Statements.

72	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Statements of Assets and Liabilities

August 31, 2013 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Senior High Income Fund, Inc. (ARK)

Assets
Investments at value — unaffiliated[1]	$374,862,499	$411,105,024	$659,626,481	$336,905,936
Investments at value — affiliated[2]	1,579,905	1,962,371	—	—
Cash	53,290	1,565	68,914	41,987
Cash pledged for financial futures contracts	75,000	80,000	—	—
Cash pledged as collateral for over-the-counter swaps	600,000	—	—	—
Cash pledged for centrally cleared swaps	—	—	310,000	—
Interest receivable	5,770,971	6,262,742	7,051,440	3,386,993
Investments sold receivable	2,329,974	1,104,816	4,442,692	3,180,345
Unrealized appreciation on swaps	542,315	556,458	57,075	—
Unrealized appreciation on foreign currency exchange contracts	407,908	436,192	352,390	753
Swaps receivable	82,110	82,861	40,884	—
Foreign currency at value[3]	95,193	11,461	39,211	563
Swap premiums paid	54,604	60,004	—	—
Unrealized appreciation on unfunded loan commitments	7,406	8,058	8,974	4,723
Dividends receivable	8,966	11,362	—	—
Variation margin receivable on financial futures contracts	1,250	1,375	—	—
Variation margin receivable on centrally cleared swaps	—	—	3,062	—
Income tax refund receivable	—	—	111,451	—
Prepaid expenses	3,117	3,094	5,868	2,779
Other assets	—	—	217,628	—

Total assets	386,474,508	421,687,383	672,336,070	343,524,079

Liabilities
Loan payable	108,000,000	121,000,000	183,000,000	87,000,000
Investments purchased payable	7,987,007	6,718,975	18,942,944	12,623,177
Swap premiums received	1,086,281	1,001,510	988,342	—
Cash received as collateral for over-the-counter swaps	600,000	500,000	—	—
Investment advisory fees payable	156,901	207,062	331,836	141,282
Unrealized depreciation on foreign currency exchange contracts	242,208	262,631	193,655	—
Options written at value[4]	280,700	305,850	—	—
Interest expense payable	80,045	90,141	143,142	69,570
Income dividends payable	89,208	79,687	122,530	63,588
Unrealized depreciation on swaps	87,932	96,086	108,297	—
Officer’s and Directors’ fees payable	1,812	1,978	147,170	1,693
Swaps payable	1,904	2,093	3,056	—
Unrealized depreciation on unfunded loan commitments	—	—	288	149
Reorganization costs payable	—	—	175,714	—
Other accrued expenses payable	162,318	150,579	228,939	146,823

Total liabilities	118,776,316	130,416,592	204,385,913	100,046,282

Net Assets	$267,698,192	$291,270,791	$467,950,157	$243,477,797

Net Assets Consist of
Paid-in capital[5]	$306,628,572	$326,380,162	$760,579,309	$350,311,348
Undistributed net investment income	4,091,709	1,306,795	695,638	3,122,933
Accumulated net realized loss	(43,765,856)	(38,459,389)	(256,470,003)	(106,744,171)
Net unrealized appreciation/depreciation	743,767	2,043,223	(36,854,787)	(3,212,313)

Net Assets	$267,698,192	$291,270,791	$467,950,157	$243,477,797

Net asset value, offering and redemption price per share	$7.64	$7.76	$4.32	$4.28

[1] Investments at cost — unaffiliated	$374,734,723	$409,691,613	$696,876,313	$340,123,569
[2] Investments at cost — affiliated	$1,579,905	$1,962,371	—	—
[3] Foreign currency at cost	$96,126	$11,379	$39,722	$570
[4] Premiums received	$265,802	$289,600	—	—
[5] Shares outstanding, 200 million shares authorized, par value $0.10 per share	35,027,459	37,552,995	108,422,139	56,886,649

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	73

Consolidated Statements of Operations

Six Months Ended August 31, 2013 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Senior High Income Fund, Inc. (ARK)

Investment Income
Interest	$12,084,073	$13,364,993	$20,282,461	$9,979,365
Dividends — unaffiliated	84,007	103,050	9,748	4,874
Dividends — affiliated	704	15,265	1,322	731

Total income	12,168,784	13,483,308	20,293,531	9,984,970

Expenses
Investment advisory	941,989	1,252,233	2,035,915	870,741
Reorganization	375,000	355,000	175,714	470,000
Professional	59,318	60,541	96,060	65,904
Accounting services	29,189	31,802	47,736	26,633
Transfer agent	24,111	21,835	46,397	28,388
Officer and Directors	16,337	17,803	22,561	14,935
Custodian	14,731	41,683	27,906	18,518
Printing	10,443	10,908	13,694	9,969
Registration	3,175	3,438	9,646	5,135
Miscellaneous	26,404	38,287	45,157	26,754

Total expenses excluding interest expense and income tax	1,500,697	1,833,530	2,520,786	1,536,977
Interest expense	443,126	562,858	951,775	471,195
Income tax	—	—	12,975	—

Total expenses	1,943,823	2,396,388	3,485,536	2,008,172
Less fees waived by Manager	(666)	(338)	(1,545)	(776)
Less reorganization costs reimbursed by Manager	(375,000)	(355,000)	—	(470,000)

Total expenses after fees waived and/or reimbursed	1,568,157	2,041,050	3,483,991	1,537,396

Net investment income	10,600,627	11,442,258	16,809,540	8,447,574

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	6,231,527	6,969,417	5,892,588	2,520,076
Investments — affiliated	—	(35,468)	—	—
Financial futures contracts	(615,941)	(664,756)	—	—
Foreign currency transactions	456,064	543,798	409,810	18,289
Options written	70,875	77,000	—	—
Swaps	452,343	455,583	307,831	5,065

	6,594,868	7,345,574	6,610,229	2,543,430

Net change in unrealized appreciation/depreciation on:
Investments	(9,566,227)	(10,717,010)	(12,552,873)	(6,357,554)
Financial futures contracts	62,446	66,687	—	—
Foreign currency translations	(769,726)	(838,812)	(758,462)	(16,390)
Options written	(62,758)	(68,246)	—	—
Swaps	(356,389)	(385,674)	(259,170)	1,286
Unfunded loan commitments	7,406	8,058	8,449	4,450

	(10,685,248)	(11,934,997)	(13,562,056)	(6,368,208)

Total realized and unrealized loss	(4,090,380)	(4,589,423)	(6,951,827)	(3,824,778)

Net Increase in Net Assets Resulting from Operations	$6,510,247	$6,852,835	$9,857,713	$4,622,796

See Notes to Consolidated Financial Statements.

74	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013

Operations
Net investment income	$10,600,627	$21,931,349	$11,442,258	$24,108,997
Net realized gain	6,594,868	10,149,192	7,345,574	11,438,011
Net change in unrealized appreciation/depreciation	(10,685,248)	5,628,801	(11,934,997)	7,439,438

Net increase in net assets resulting from operations	6,510,247	37,709,342	6,852,835	42,986,446

Dividends to Shareholders From
Net investment income	(10,611,570)	(21,373,512)[1]	(11,678,434)	(25,164,743)[1]

Capital Share Transactions
Reinvestment of dividends	182,526	1,105,397	88,680	999,385

Net Assets
Total increase (decrease) in net assets	(3,918,797)	17,441,227	(4,736,919)	18,821,088
Beginning of period	271,616,989	254,175,762	296,007,710	277,186,622

End of period	$267,698,192	$271,616,989	$291,270,791	$296,007,710

Undistributed net investment income, end of period	$4,091,709	$4,102,652	$1,306,795	$1,542,971

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Senior High Income Fund, Inc. (ARK)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013

Operations
Net investment income	$16,809,540	$35,839,559	$8,447,574	$18,181,261
Net realized gain (loss)	6,610,229	(4,693,091)	2,543,430	2,997,643
Net change in unrealized appreciation/depreciation	(13,562,056)	32,461,382	(6,368,208)	8,092,166

Net increase in net assets resulting from operations	9,857,713	63,607,850	4,622,796	29,271,070

Dividends to Shareholders From
Net investment income	(17,128,251)	(36,132,115)[1]	(8,417,922)	(18,272,730)[1]

Capital Share Transactions
Reinvestment of dividends	267,690	1,653,035	149,049	809,036

Net Assets
Total increase (decrease) in net assets	(7,002,848)	29,128,770	(3,646,077)	11,807,376
Beginning of period	474,953,005	445,824,235	247,123,874	235,316,498

End of period	$467,950,157	$474,953,005	$243,477,797	$247,123,874

Undistributed net investment income, end of period	$695,638	$1,014,349	$3,122,933	$3,093,281

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	75

Consolidated Statements of Cash Flows (Unaudited)

Six Months Ended August 31, 2013	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Senior High Income Fund, Inc. (ARK)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$6,510,247	$6,852,835	$9,857,713	$4,622,796
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Increase in interest receivable	(659,668)	(595,332)	(616,116)	(207,461)
Decrease in swaps receivable	66,909	84,099	52,586	1,664
Decrease in dividends receivable	(5,014)	(8,518)	—	—
Increase in income tax refund receivable	—	—	(257)	—
Decrease in cash pledged for financial futures contracts	156,000	172,000	—	—
Increase in cash pledged for centrally cleared swaps	—	—	(310,000)	—
Decrease in cash pledged as collateral for over-the-counter swaps	—	100,000	—	—
Decrease in other assets	—	—	15,083	—
Decrease in variation margin receivable on financial futures contracts	4,500	4,875	—	—
Increase in variation margin receivable on centrally cleared swaps	—	—	(3,062)	—
Increase in investment advisory fees payable	17,355	20,189	25,538	9,517
Decrease in deferred capital gains tax payable	—	—	(53,428)	—
Increase (decrease) in interest expense payable	(32,840)	7,975	5,685	(2,345)
Increase (decrease) in other accrued expenses payable	(56,139)	(59,072)	(42,510)	(54,182)
Increase (decrease) in prepaid expenses	863	6,141	(3,847)	5,022
Increase in reorganization costs payable	—	—	175,714	—
Increase in swaps payable	(433)	(422)	3,056	—
Increase (decrease) in Officer’s and Directors’ fees payable	1,812	1,978	9,232	1,693
Net periodic and termination payment of swaps	402,249	269,843	125,762	(48,271)
Net realized and unrealized loss on investments	4,231,484	5,245,743	7,981,357	4,033,368
Amortization of premium and accretion of discount on investments and swaps	(166,452)	(308,458)	(539,547)	36,437
Premiums received from options written	265,802	289,600	—	—
Premiums paid on closing options written	(27,540)	(29,920)	—	—
Proceeds from sales of long-term investments	136,198,518	156,744,923	249,906,960	121,767,226
Purchases of long-term investments	(148,535,536)	(163,141,276)	(250,364,239)	(117,458,780)
Net proceeds (payments) on short-term securities	(1,579,905)	141,080	7,225,550	6,355,393

Cash provided by (used for) operating activities	(3,207,788)	5,798,283	23,451,230	19,062,077

Cash Provided by Financing Activities
Cash receipts from borrowings	75,000,000	70,000,000	149,000,000	72,000,000
Cash payments on borrowings	(65,000,000)	(66,000,000)	(156,000,000)	(83,000,000)
Cash dividends paid to shareholders	(10,339,836)	(11,510,067)	(16,738,031)	(8,205,285)

Cash provided by financing activities	(339,836)	(7,510,067)	(23,738,031)	(19,205,285)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(754)	137	5,609	3,055

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(3,548,378)	(1,711,647)	(281,192)	(140,153)
Cash and foreign currency at beginning of period	3,696,861	1,724,673	389,317	182,703

Cash and foreign currency at end of period	$148,483	$13,026	$108,125	$42,550

Cash Flow Information
Cash paid during the period for interest	$475,966	$554,883	$946,090	$473,540

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	$182,526	$88,680	$267,690	$149,049

See Notes to Consolidated Financial Statements.

76	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

	Six Months Ended August 31, 2013 (Unaudited)[1]		Year Ended February 28, 2013[1]		Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009		Year Ended May 31, 2008
						2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$7.76		$7.29		$7.42	$6.64	$4.19	$7.74		$9.07

Net investment income[2]	0.30		0.63		0.62	0.65	0.65	0.50		0.75
Net realized and unrealized gain (loss)	(0.12)		0.45		(0.14)	0.74	2.53	(3.50)		(1.32)

Net increase (decrease) from investment operations	0.18		1.08		0.48	1.39	3.18	(3.00)		(0.57)

Dividends from net investment income	(0.30)		(0.61)[3]		(0.61)[3]	(0.61)[3]	(0.73)[3]	(0.55)[3]		(0.76)[3]

Net asset value, end of period	$7.64		$7.76		$7.29	$7.42	$6.64	$4.19		$7.74

Market price, end of period	$6.89		$8.04		$7.76	$7.03	$6.88	$3.91		$7.28

Total Investment Return[4]
Based on net asset value	2.53%	[5]	15.53%		7.15%	22.11%	79.91%	(38.98)%	[5]	(5.49)%

Based on market price	(10.76)%	[5]	12.44%		20.39%	11.66%	99.76%	(39.46)%	[5]	(4.81)%

Ratios to Average Net Assets
Total expenses	1.41%	[6,7]	1.25%		1.15%	1.18%	1.18%	2.29%	[6]	2.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%	[6,7]	1.25%		1.15%	1.18%	1.18%	2.29%	[6]	2.33%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and income tax	0.82%	[6,7]	0.92%	[8]	0.90%	0.89%	0.92%	1.17%	[6]	0.83%

Net investment income	7.71%	[6]	8.48%		8.67%	9.28%	11.36%	11.45%	[6]	9.15%

Supplemental Data
Net assets, end of period (000)	$267,698		$271,617		$254,176	$257,909	$230,593	$144,800		$267,698

Borrowings outstanding, end of period (000)	$108,000		$98,000		$67,000	$63,000	$72,000	$38,700		$64,700

Average borrowings outstanding, during the period (000)	$101,310		$91,655		$63,281	$55,304	$42,184	$59,553		$81,598

Portfolio turnover	36%		74%		71%	83%	85%	37%		38%

Asset coverage, end of period per $1,000	$3,479		$3,772		$4,794	$5,094	$4,203	$4,742		$5,138

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly, and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and income tax would have been 1.14%, 1.14% and 0.82%, respectively.

[8]	For the year ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 0.86%.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	77

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Six Months Ended August 31, 2013 (Unaudited)[1]		Year Ended February 28, 2013[1]		Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009		Year Ended May 31, 2008
						2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$7.88		$7.41		$7.56	$6.69	$4.05	$7.62		$8.99

Net investment income[2]	0.31		0.64		0.63	0.65	0.64	0.50		0.73
Net realized and unrealized gain (loss)	(0.12)		0.50		(0.15)	0.83	2.68	(3.51)		(1.33)

Net increase (decrease) from investment operations	0.19		1.14		0.48	1.48	3.32	(3.01)		(0.60)

Dividends from net investment income	(0.31)		(0.67)[3]		(0.63)[3]	(0.61)[3]	(0.68)[3]	(0.56)[3]		(0.77)[3]

Net asset value, end of period	$7.76		$7.88		$7.41	$7.56	$6.69	$4.05		$7.62

Market price, end of period	$6.97		$7.89		$7.75	$7.14	$6.67	$3.57		$7.03

Total Investment Return[4]
Based on net asset value	2.61%	[5]	16.16%		7.11%	23.50%	86.65%	(39.69)%	[5]	(5.69)%

Based on market price	(7.95)%	[5]	11.20%		18.62%	16.99%	111.12%	(42.38)%	[5]	(8.30)%

Ratios to Average Net Assets
Total expenses	1.60%	[6,7]	1.42%		1.38%	1.37%	1.34%	2.45%	[6]	2.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	[6,7]	1.42%		1.38%	1.37%	1.33%	2.45%	[6]	2.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and income tax	0.99%	[6,7]	1.06%	[8]	1.08%	1.03%	1.04%	1.29%	[6]	0.96%

Net investment income	7.64%	[6]	8.54%		8.76%	9.15%	11.35%	11.80%	[6]	9.01%

Supplemental Data
Net assets, end of period (000)	$291,271		$296,008		$277,187	$282,259	$249,721	$151,261		$284,361

Borrowings outstanding, end of period (000)	$121,000		$117,000		$86,000	$91,000	$76,000	$44,200		$71,700

Average borrowings outstanding, during the period (000)	$117,011		$—		$83,997	$69,937	$49,196	$65,500		$88,466

Portfolio turnover	36%		74%		70%	89%	89%	37%		38%

Asset coverage, end of period per $1,000	$3,407		$3,530		$4,223	$4,102	$4,286	$4,422		$4,966

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly, and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and income tax would have been 1.36%, 1.36% and 0.99%, respectively.

[8]	For the year ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.00%.

See Notes to Consolidated Financial Statements.

78	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Six Months Ended August 31, 2013 (Unaudited)[1]		Year Ended February 28, 2013[1]	Year Ended February 29, 2012[1]		Year Ended February 28,
						2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$4.38		$4.13	$4.28		$3.89	$2.35	$5.57

Net investment income[2]	0.16		0.33	0.33		0.33	0.39	0.52
Net realized and unrealized gain (loss)	(0.06)		0.25	(0.16)		0.40	1.55	(3.12)

Net increase (decrease) from investment operations	0.10		0.58	0.17		0.73	1.94	(2.60)

Dividends and distributions from:
Net investment income	(0.16)[3]		(0.33)[4]	(0.32)[4]		(0.33)[4]	(0.39)[4]	(0.62)[4]
Tax return of capital	—		—	—		(0.01)[4]	(0.01)[4]	—

Total dividends and distributions	(0.16)		(0.33)	(0.32)		(0.34)	(0.40)	(0.62)

Net asset value, end of period	$4.32		$4.38	$4.13		$4.28	$3.89	$2.35

Market price, end of period	$3.94		$4.46	$4.13		$4.05	$3.91	$2.07

Total Investment Return[5]
Based on net asset value	2.37%	[6]	14.78%	4.53%		19.92%	87.82%	(50.19)%

Based on market price	(8.31)%[6]		16.87%	10.47%		12.90%	114.32%	(54.99)%

Ratios to Average Net Assets
Total expenses	1.45%	[7,8]	1.41%	1.44%	[10]	1.27%	1.23%	2.42%

Total expenses after fees waived	1.45%	[7,8]	1.41%	1.44%	[10]	1.27%	1.23%	2.42%

Total expenses after fees waived and excluding interest expense and income tax	1.05%	[7,8]	1.04% [9]	1.06%	[9]	1.02%	1.02%	1.20%

Net investment income	7.00%	[7]	7.89%	7.99%	[10]	8.22%	12.16%	11.79%

Supplemental Data
Net assets, end of period (000)	$467,950		$474,953	$445,824		$461,247	$419,222	$252,080

Borrowings outstanding, end of period (000)	$183,000		$19,000	$145,000		$117,000	$67,000	$90,000

Average borrowings outstanding, during the period (000)	$197,125		$177,975	$142,596		$89,362	$58,574	$163,286

Portfolio turnover	31%		72%	59%		81%	86%	44%

Asset coverage, end of period per $1,000	$3,557		$3,500	$4,075		$4,942	$7,257	$3,801

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived, and total expenses after fees waived and excluding interest expense and income tax would have been 1.38%, 1.38% and 0.97%, respectively.

[9]	For the years ended February 28, 2013 and February 29, 2012 the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

[10]	Restated to include income taxes for the consolidated entity.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	79

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Six Months Ended August 31, 2013 (Unaudited)[1]		Year Ended February 28, 2013[1]	Year Ended February 29, 2012[1]		Year Ended February 28,
						2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$4.35		$4.15	$4.22		$3.91	$2.54	$5.04

Net investment income[2]	0.15		0.32	0.32		0.32	0.36	0.41
Net realized and unrealized gain (loss)	(0.07)		0.20	(0.06)		0.32	1.31	(2.43)

Net increase (decrease) from investment operations	0.08		0.52	0.26		0.64	1.67	(2.02)

Dividends and distributions from:
Net investment income	(0.15)[3]		(0.32)[4]	(0.33)[4]		(0.33)[4]	(0.30)[4]	(0.43)[4]
Tax return of capital	—		—	—		—	—	(0.05)[4]

Total dividends and distributions	(0.15)		(0.32)	(0.33)		(0.33)	(0.30)	(0.48)

Net asset value, end of period	$4.28		$4.35	$4.15		$4.22	$3.91	$2.54

Market price, end of period	$3.90		$4.34	$4.06		$4.18	$3.94	$2.21

Total Investment Return[5]
Based on net asset value	1.91%	[6]	13.08%	6.86%		17.13%	68.90%	(42.15)%

Based on market price	(6.93)%[6]		15.32%	5.54%		15.13%	95.61%	(48.33)%

Ratios to Average Net Assets
Total expenses	1.61%	[7,8]	1.27%	1.25%	[10]	1.13%	1.13%	2.24%

Total expenses after fees waived and/or reimbursed	1.23%	[7,8]	1.27%	1.25%	[10]	1.13%	1.13%	2.24%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.85%	[7,8]	0.94% [9]	0.94%	[9]	0.90%	0.93%	1.05%

Net investment income	6.77%	[7]	7.60%	7.80%	[10]	7.83%	10.70%	9.96%

Supplemental Data
Net assets, end of period (000)	$243,478		$247,124	$235,316		$238,760	$221,173	$143,643

Borrowings outstanding, end of period (000)	$87,000		$98,000	$69,000		$50,000	$43,000	$47,000

Average borrowings outstanding, during the period (000)	$97,989		$85,071	$66,806		$41,405	$29,978	$79,422

Portfolio turnover	28%		68%	60%		83%	80%	49%

Asset coverage, end of period per $1,000	$3,799		$3,522	$4,410		$5,775	$6,144	$4,056

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense and income tax would have been 1.23%, 1.23% and 0.85%, respectively.

[9]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.87% and 0.83%, respectively.

[10]	Restated to include income taxes for the consolidated entity.

See Notes to Consolidated Financial Statements.

80	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”) and BlackRock Debt Strategies Fund, Inc. (“DSU”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. COY, CYE, DSU and ARK are referred to collectively as the “Funds” or individually as a “Fund”. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganizations: On June 5, 2013, the Board of COY and CYE approved the reorganization of COY and CYE with BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), with HYT continuing as the surviving fund after the reorganizations. It is currently expected that the reorganizations will be completed in late 2013. Reorganization costs incurred by COY, CYE and HYT in connection with the reorganization were expensed. BlackRock Advisors, LLC (the “Manager”) reimbursed COY and CYE $375,000 and $355,000, respectively, which is shown as reorganization costs reimbursed by Manager in the Statements of Operations.

On July 19, 2013, the Board of DSU and the Boards of ARK and BlackRock Strategic Bond Trust (“BHD”) approved the reorganization of DSU with ARK and BHD separately, with DSU continuing as the surviving fund after the reorganizations. It is currently expected that the reorganizations will be completed in late 2013. Reorganization costs incurred by DSU and ARK in connection with the reorganization were expensed. The Manager reimbursed ARK $470,000, which is shown as reorganization costs reimbursed by Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiaries”) and DSU Subsidiary, LLC and ARK Subsidiary, LLC (the “US Subsidiaries”), all of which are wholly owned subsidiaries of each respective Fund (the “Subsidiaries”). The US Subsidiaries enable the Funds to hold investments in operating companies and satisfy regulated investment company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the US Subsidiaries are taxable to such subsidiaries. The Luxembourg Subsidiaries hold shares of private Canadian companies. These shares are held in the Luxembourg Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations. A tax provision for realized and unrealized gains, if any, is included as reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations. Each Fund may invest up to 25% of its total assets in the US Subsidiary/Subsidiaries. Intercompany accounts and transactions have been eliminated. Both the US and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

2. Significant Accounting Policies:

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale

SEMI-ANNUAL REPORT	AUGUST 31, 2013	81

Notes to Consolidated Financial Statements (continued)

price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence each Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, options written or swaps), or certain borrowings (e.g., loan payable), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in

82	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended February 28, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Consolidated Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	83

Notes to Consolidated Financial Statements (continued)

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As of August 31, 2013, the Funds had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation (Depreciation)
COY	Media General, Inc.	$625,000	$626,156	$7,406
CYE	Media General, Inc.	$680,000	$681,258	$8,058
DSU	Media General, Inc.	$760,000	$761,406	$8,974
	Power Team Services LLC	$45,000	$44,494	$(288)
ARK	Media General, Inc.	$400,000	$400,740	$4,723
	Power Team Services LLC	$23,333	$23,071	$(149)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value

84	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments including equity risk and/or credit risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure

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Notes to Consolidated Financial Statements (continued)

to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2013
	Derivative Assets
		COY	CYE	DSU	ARK
	Consolidated Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$4,414	$4,708	—	—
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	407,908	436,192	$352,390	$753
Credit contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Swap premiums paid	596,919	616,462	119,751	—
Equity contracts	Investments at value — unaffiliated[2]	1,213,665	1,322,693	—	—
Total		$2,222,906	$2,380,055	$472,141	$753

	Derivative Liabilities
		COY	CYE	DSU	ARK
	Consolidated Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$(1,438)	$(1,580)	—	—
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	(242,208)	(262,631)	$(193,655)	—
Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received	(1,174,213)	(1,097,596)	(1,096,639)	—
Equity contracts	Options written at value	(280,700)	(305,850)	—	—
Total		$(1,698,559)	$(1,667,657)	$(1,290,294)	—

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedules of Investments.

86	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Six Months Ended August 31, 2013
	Net Realized Gain (Loss) From
	COY	CYE	DSU	ARK
Interest rate contracts:
Financial futures contracts	$(7,099)	$(8,550)	—	—
Foreign currency exchange contracts:
Foreign currency transactions	515,444	608,121	$434,677	$22,163
Credit contracts:
Options[1]	70,875	77,000	—	—
Swaps	452,343	455,583	307,831	5,065
Equity contracts:
Financial futures contracts	(608,842)	(656,206)	—	—
Options[1]	128,740	140,297	—	—
Total	$551,461	$616,245	$742,508	$27,228

	Net Change in Unrealized Appreciation/Depreciation on
	COY	CYE	DSU	ARK
Interest rate contracts:
Financial futures contracts	$2,976	$3,128	—	—
Foreign currency exchange contracts:
Foreign currency translations	(778,463)	(848,450)	$(769,388)	$(19,451)
Credit contracts:
Options[1]	(47,860)	(51,996)	—	—
Swaps	(356,389)	(385,674)	(259,170)	1,286
Equity contracts:
Financial futures contracts	59,470	63,559	—	—
Options[1]	157,465	171,792	—	—
Total	$(962,801)	$(1,047,641)	$(1,028,558)	$(18,165)

[1]   Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended August 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	COY	CYE	DSU	ARK
Financial futures contracts:
Average number of contracts sold	31	33	—	—
Average notional value of contracts sold	$4,246,633	$4,600,469	—	—
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	13	12	10	1
Average number of contracts — US dollars sold	2	2	1	2	[2]
Average US dollar amounts purchased	$34,707,149	$37,178,767	$30,330,813	$97,972
Average US dollar amounts sold	$426,589	$735,803	$695,499	$372,666	[2]
Options:
Average number of option contracts purchased	1,806	1,968	—	—
Average number of option contracts written	1,105	1,203	—	—
Average notional value of option contracts purchased	$30,785,212	$33,584,634	—	—
Average notional value of option contracts written	$17,238,000	$18,759,000	—	—
Average number of swaption contracts written	1	1	—	—
Average notional value of swaption contracts written	$4,050,000	$4,400,000	—	—
Credit default swaps:
Average number of contracts — buy protection	2	2	1	—
Average number of contracts — sell protection	27	23	13	—
Average notional value — buy protection	$91,403	$100,442	$2,750,000	—
Average notional value — sell protection	$7,867,963	$7,507,772	$3,924,909	—

[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments,

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Notes to Consolidated Financial Statements (continued)

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting agreements in the Consolidated Statements of Assets and Liabilities. At August 31, 2013, the Funds’ derivative assets and liabilities (by type) are as follows:

COY	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$1,250	—
Foreign currency exchange contracts	407,908	$242,208
Swaps	596,919	1,174,213
Options	1,213,665	280,700

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	2,219,742	1,697,121

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,564,847)	(281,036)

Total assets and liabilities subject to a MNA	$654,895	$1,416,085

CYE	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$1,375	—
Foreign currency exchange contracts	436,192	$262,631
Swaps	616,462	1,097,596
Options	1,322,693	305,850

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	2,376,722	1,666,077

Derivatives not subject to a MNA	(1,683,879)	(306,167)

Total assets and liabilities subject to a MNA	$692,843	$1,359,910

88	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

DSU	Assets	Liabilities
Derivative Financial Instruments:
Foreign currency exchange contracts	$352,390	$193,655
Swaps	60,137	1,096,639

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	412,527	1,290,294

Derivatives not subject to a MNA	(322,067)	(4,218)

Total assets and liabilities subject to a MNA	$90,460	$1,286,076

ARK	Assets	Liabilities
Derivative Financial Instruments:
Foreign currency exchange contracts	$753	—

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	753	—

Derivatives not subject to a MNA	(753)	—

Total assets and liabilities subject to a MNA	—	—

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received and pledged by each Fund as of August 31, 2013:

COY
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$407	$(407)	—	—	—
Barclays Bank PLC	16,230	(76)	—	—	$16,154
Citibank N.A.	28,154	(28,154)	—	—	—
Credit Suisse International	73	—	—	—	73
Deutsche Bank AG	439,274	(273,023)	—	$(166,251)	—
Goldman Sachs International	102,690	(102,690)	—	—	—
JPMorgan Chase Bank N.A.	68,067	(68,067)	—	—	—

	$654,895	$(472,417)	—	$(166,251)	$16,227

COY
Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$4,150	$(407)	—	—	$3,743
Barclays Bank PLC	76	(76)	—	—	—
Citibank N.A.	202,809	(28,154)	—	—	174,655
Deutsche Bank AG	273,023	(273,023)	—	—	—
Goldman Sachs International	840,323	(102,690)	—	$(600,000)	137,633
JPMorgan Chase Bank N.A.	95,704	(68,067)	—	—	27,637

	$1,416,085	$(472,417)	—	$(600,000)	$343,668

CYE
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$370	$(370)	—	—	—
Barclays Bank PLC	17,618	(94)	—	—	$17,524
Citibank N.A.	364	(364)	—	—	—
Credit Suisse International	91	—	—	—	91
Deutsche Bank AG	471,644	(296,945)	—	$(174,699)	—
Goldman Sachs International	113,988	(113,988)	—	—	—
JPMorgan Chase Bank N.A.	88,768	(88,768)	—	—	—

	$692,843	$(500,529)	—	$(174,699)	$17,615

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Notes to Consolidated Financial Statements (continued)

CYE
Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$4,150	$(370)	—	—	$3,780
Barclays Bank PLC	94	(94)	—	—	—
Citibank N.A.	26,161	(364)	—	—	25,797
Deutsche Bank AG	296,945	(296,945)	—	—	—
Goldman Sachs International	925,022	(113,988)	$(755,283)	—	55,751
JPMorgan Chase Bank N.A.	107,538	(88,768)	—	—	18,770

	$1,359,910	$(500,529)	$(755,283)	—	$104,098

DSU
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs International	$6,750	$(6,750)	—	—	—
JPMorgan Chase Bank N.A.	83,710	(83,710)	—	—	—

	$90,460	$(90,460)	—	—	—

DSU
Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Deutsche Bank AG	$352,155	—	—	—	$352,155
Goldman Sachs International	760,634	$(6,750)	$(753,884)	—	—
JPMorgan Chase Bank N.A.	173,287	(83,710)	—	—	89,577

	$1,286,076	$(90,460)	$(753,884)	—	$441,732

[1]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage, at the following annual rates:

COY	0.50%
CYE	0.60%
DSU	0.60%
ARK	0.50%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statements of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Consolidated Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended

90	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Notes to Consolidated Financial Statements (continued)

August 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
COY	$1,984,305	—
CYE	$453,872	—
DSU	$3,135,843	—
ARK	$2,798,488	—

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities for the six months ended August 31, 2013 were as follows:

	Purchases	Sales
COY	$137,619,395	$134,337,568
CYE	$149,465,668	$153,262,781
DSU	$211,598,965	$244,810,494
ARK	$100,616,917	$120,168,517

Transactions in options written for the six months ended August 31, 2013 were as follows:

	Calls
		COY			CYE
		Notional Amount (000)	Premiums Received		Notional Amount (000)	Premiums Received
Outstanding options, beginning of period		$4,050	$27,540		$4,400	$29,920
Options written					—	—
Options closed		(4,050)	(27,540)		(4,400)	(29,920)
Options expired		—	—		—	—

Outstanding options, end of period		—	—		—	—

	Puts
	COY			CYE
	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of period	—	$4,050	$70,875	—	$4,400	$77,000
Options written	2,210	—	265,802	2,405	—	289,600
Options closed	—	—	—	—	—	—
Options expired	—	(4,050)	(70,875)	—	(4,400)	(77,000)

Outstanding options, end of period	2,210	—	$265,802	2,405	—	$289,600

7. Income Tax Information:

As of February 28, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,	COY	CYE	DSU	ARK
2014	—	—	$20,233,987	$4,906,362
2015	—	—	3,578,574	1,585,622
2017	$14,106,195	$12,258,925	56,690,782	27,675,242
2018	36,323,237	33,834,777	148,062,952	60,685,648
2019	—	—	16,301,990	9,564,345
No expiration date[1]	—	—	15,790,485	4,915,470

Total	$50,429,432	$46,093,702	$260,658,770	$109,332,689

[1]Must  be utilized prior to losses subject to expiration.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	COY	CYE	DSU	ARK
Tax cost	$377,909,483	$413,153,797	$693,944,974	$338,364,521

Gross unrealized appreciation	$14,917,228	$16,846,754	$25,472,194	$11,300,954
Gross unrealized depreciation	(16,384,307)	(16,933,156)	(59,790,687)	(12,759,539)

Net unrealized depreciation	$(1,467,079)	$(86,402)	$(34,318,493)	$(1,458,585)

8. Bank Borrowings:

Effective March 1, 2013, the Funds were party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Funds at any time after February 24, 2014. The Funds have granted a security interest in substantially all of their assets to SSB.

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Notes to Consolidated Financial Statements (concluded)

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$132,000,000
CYE	$144,000,000
DSU	$231,000,000
ARK	$122,000,000

Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Funds meet certain conditions. The fees associated with each of the agreements are included in the Consolidated Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2013 are shown in the Consolidated Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2013, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

COY	0.86%
CYE	0.95%
DSU	0.95%
ARK	0.95%

9. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. Each Board is authorized, however,

to reclassify any unissued shares without approval of Common Shareholders.

For the six months ended August 31, 2013 and the year ended February 28, 2013, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended August 31, 2013	Year Ended February 28, 2013
COY	23,093	148,225
CYE	10,434	132,113
DSU	60,013	394,680
ARK	33,748	191,128

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 30, 2013 to Common Shareholders of record on September 16, 2013 as follows:

Common Dividend Per Share
COY	$0.0495
CYE	$0.0505
DSU	$0.0250
ARK	$0.0240

Additionally, the Funds declared a net investment income dividend on October 1, 2013 payable to Common Shareholders of record on October 16, 2013 for the same amounts noted above.

On October 11, 2013, the shareholders of COY and CYE approved their respective reorganization. On October 18, 2013, the Manager announced special distributions in connection with the reorganizations. COY and CYE will pay an income distribution on November 1, 2013 to shareholders of record as of October 29, 2013 as follows:

Distribution Per Share
COY	$0.210
CYE	$0.135

On October 25, 2013, the shareholders of DSU, ARK and BHD approved their respective reorganizations.

92	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”) and BlackRock Senior High Income Fund, Inc. (“ARK” and together with COY, CYE and DSU, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, with respect to DSU and ARK, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category, and with respect to DSU and ARK, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and

94	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of CYE noted that CYE ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board of COY noted that COY ranked in the second quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board of DSU noted that DSU ranked in the third, second and fourth quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for DSU. The Board of DSU and BlackRock reviewed and discussed the reasons for DSU’s underperformance during the one- and five-year periods compared to its Customized Lipper Peer Group. The Board of DSU was informed that, among other things, one-year underperformance was mostly driven by DSU’s bank loan allocation, which tends to pursue a higher quality bias. Underperformance for the five-year period is generally a result of less use of leverage relative to peers during 2009 and a difficult 2008. The high yield and bank loan markets produced record gains in 2009, boosting funds employing higher leverage at the expense of those with less.

The Board of ARK noted that ARK ranked in the third quartile against its Customized Lipper Peer Group for each of the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for ARK. The Board of ARK and BlackRock reviewed and discussed the reasons for ARK’s underperformance during these periods compared to its Customized Lipper Peer Group. The Board of ARK was informed that, among other things, relative to peers underperformance during the one- and three-year periods was mostly driven by ARK’s bank loan allocation, which tends to pursue a higher quality bias. In a year where lower-rated riskier credits outperformed higher rated assets, this investment approach caused ARK to lag the broader market. Underperformance during the five-year period can be attributed to 2008; both high yield and bank loans markets were down substantially and a strategy that pursued a lower-quality credit bias hampered performance, which was amplified by an already challenging financial market with minimal to no liquidity.

The Boards of DSU and ARK and BlackRock also discussed BlackRock’s strategy for improving the performance of DSU and ARK and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of CYE, COY, DSU and ARK noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in

SEMI-ANNUAL REPORT	AUGUST 31, 2013	95

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

96	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President1

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

[1]	Effective September 13, 2013, Ms. Ackerley resigned as Vice President of the Funds.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Custodians

JPMorgan Chase Bank, N.A.2

New York, NY 10017

State Street Bank and Trust Company3

Boston, MA 02110

The Bank of New York Mellon4

New York, NY 10286

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[2]	For COY.

[3]	For CYE.

[4]	For DSU and ARK.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	97

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	24,508,590	1,044,735	0	24,497,059	1,056,266	0	24,729,088	824,237	0
CYE	25,843,143	834,716	0	25,787,855	890,004	0	25,787,738	890,121	0
DSU	80,066,780	2,555,571	0	79,985,127	2,637,224	0	79,934,819	2,687,532	0
ARK	45,147,399	997,566	0	45,066,865	1,078,100	0	45,208,960	936,005	0
	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	24,498,381	1,054,944	0	24,308,272	1,245,053	0	24,384,726	1,168,599	0
CYE	25,855,509	822,350	0	25,575,134	1,102,725	0	25,751,559	926,300	0
DSU	79,949,832	2,672,519	0	79,657,520	2,964,831	0	79,743,796	2,878,555	0
ARK	45,008,812	1,136,153	0	44,970,833	1,174,132	0	44,955,630	1,189,335	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	24,501,624	1,051,701	0	24,399,480	1,153,845	0	24,362,341	1,190,984	0
CYE	25,822,689	855,170	0	25,716,015	961,844	0	25,733,639	944,220	0
DSU	80,072,295	2,550,056	0	79,875,365	2,746,986	0	79,948,947	2,673,404	0
ARK	45,182,123	962,842	0	45,066,122	1,078,843	0	44,818,751	1,326,214	0
	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	24,513,183	1,040,142	0	24,441,077	1,112,248	0
CYE	25,863,313	814,546	0	25,850,920	826,939	0
DSU	80,113,092	2,509,259	0	80,003,402	2,618,949	0
ARK	45,130,209	1,014,756	0	45,158,094	986,871	0

98	SEMI-ANNUAL REPORT	AUGUST 31, 2013

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of dividend distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

SEMI-ANNUAL REPORT	AUGUST 31, 2013	99

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

100	SEMI-ANNUAL REPORT	AUGUST 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF1-4-8/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Senior High Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Senior High Income Fund, Inc.

Date: November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Senior High Income Fund, Inc.

Date: November 4, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Senior High Income Fund, Inc.

Date: November 4, 2013

3